UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-23002

LATTICE STRATEGIES TRUST

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esq/

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110-2605

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Hartford Multifactor ETFs
Annual Report
September 30, 2021

■ Hartford Longevity Economy ETF
■ Hartford Multifactor Developed Markets (ex-US) ETF
■ Hartford Multifactor Diversified International ETF
■ Hartford Multifactor Emerging Markets ETF
■ Hartford Multifactor Small Cap ETF
■ Hartford Multifactor US Equity ETF

A MESSAGE FROM THE PRESIDENT
Dear Shareholders:
Thank you for investing in Hartford Multifactor Exchange-Traded Funds. The following is the Funds’ Annual Report covering the period from October 1, 2020 through September 30, 2021.
Market Review
During the 12 months ended September 30, 2021, U.S. stocks, as measured by the S&P 500 Index,1 gained 30%, a number that underscores a truly remarkable equity-market rebound, particularly when compared with the broad sell-off endured by stocks in March 2020 at the start of the COVID-19 pandemic.
That said, the market’s extraordinary performance occurred against a backdrop of uncertain and sometimes contradictory economic signals: inflation fears; global supply-chain bottlenecks; tight labor markets; political gridlock; a stubbornly persistent pandemic and a U.S. Federal Reserve (Fed) regularly signaling its intention to cut back on the monetary stimulus that helped fuel the recovery.
A year ago, markets had already recovered from their March 2020 lows, yet the economy faced its share of headwinds, not least a fiercely divisive US presidential election and a resurgence of COVID-19 infections. Once the election was settled in November 2020, the emergence of safe and effective COVID-19 vaccines provided a significant lift to equity markets, as did a major $900 billion economic relief package passed by Congress in late December 2020.
As federal, state, and local health officials geared up for one of the largest mass-vaccination programs in history, the markets proved resilient as the S&P 500 Index continued the long streak of positive returns that began in April 2020.
In March 2021, the U.S. Congress fast-tracked approval of the Biden administration’s $1.9 trillion economic stimulus package. In August 2021, a $1.2 trillion proposal for an infrastructure spending package received U.S. Senate approval and, eventually, the approval of the U.S. House of Representatives in early November 2021. But, the outcome for the administration’s $1.75 trillion “Build Back Better” proposal, focused on social-safety-net improvements and climate-change mitigation, remained uncertain.
On the monetary front, the Fed continued to maintain its ongoing policy of near-zero interest rates in support of the recovery for the bulk of the period covered by this report. But in September 2021, Fed Chairman Jerome Powell rattled markets when he announced preparations for reducing the $120 billion in new money the Fed has been pouring into markets each month since the start of the pandemic.
An uptick in the inflation rate that began last spring added to the uncertain sentiment, with the Consumer Price Index rising 5.3% for the twelve-month period ended August 2021. After seven straight months of gains buoyed by record profits and predictions of future growth, the S&P 500 Index in September 2021 suffered a 4.8% decline, its worst monthly drop since the start of the pandemic.
With so many unsettled political and economic-policy questions looming, market volatility may continue. Nowadays, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Multifactor Exchange-Traded Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1] S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

Hartford Multifactor ETFs
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Longevity Economy ETF
 Fund Overview
 September 30, 2021 (Unaudited)

Inception 03/16/2021 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of the Hartford Longevity Economy Index (LHLGEX) (the “Index”), which is designed to generate attractive risk-adjusted returns by investing in companies that comprise industries that reflect certain themes that are expected to benefit from the growth of the aging population and the substantial buying power it represents.
Comparison of Change in Value of $10,000 Investment (03/16/2021 - 09/30/2021)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The difference in returns between the Fund and the Index was primarily the result of the Fund’s operating expenses, including transaction costs, that are not reflected in the Index’s results.
Cumulative Total Returns
for the Period Ending 09/30/2021
Since Inception[1]
Hartford Longevity Economy ETF (NAV Return)	5.58%
Hartford Longevity Economy ETF (Market Price Return)	5.66%
Hartford Longevity Economy Index	5.84%
Russell 3000 Index (Gross)	7.76%

[1]	Inception: 03/16/2021
Information regarding how often shares of the Fund traded on NYSE Arca, Inc. (“NYSE Arca”) at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the reports is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.44%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 09/30/2021.

2

Hartford Longevity Economy ETF
 Fund Overview – (continued)
 September 30, 2021 (Unaudited)

Manager Discussion
Hartford Longevity Economy ETF (“the Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of the Hartford Longevity Economy Index (LHLGEX), which is designed to generate attractive risk-adjusted returns by investing in companies that comprise industries that reflect certain themes that are expected to benefit from the growth of the aging population and the substantial buying power it represents.
The Fund seeks to generate returns by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:
1) Provide Top-Down Thematic Exposure by identifying a Longevity Economy opportunity set. Starting with the full investable US equity universe, we seek to identify sub-industries that we believe may benefit from the Longevity themes and the growth of an aging population.
2) Provide Prudent Portfolio Construction and Risk Allocation through conviction-based industry and position size risk controls to help build significant top-down Longevity exposure to higher conviction sub-industries.
3) Enhance Return Potential by selecting companies in the Longevity opportunity set with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.
4) Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.
For the period from March 16, 2021 (commencement of operations) through September 30, 2021, the Fund returned 5.58% at net asset value (“NAV”) as compared to the Hartford Longevity Economy Index which returned 5.84% for the same period. The difference in returns between the Fund and the Index was primarily the result of the Fund’s transaction costs and other operating expenses that are not reflected in the Index’s results.
The Fund invests in companies that comprise industries that reflect certain themes that are expected to benefit from the growth of the aging population and the substantial buying power it represents. Additionally, the Index uses multifactor stock selection and a comprehensive risk framework to help achieve targeted characteristics, relative sector and size constraints, and positive exposures to value, momentum, and quality risk factors. The Fund lagged its reference index, the Russell 3000 Index, for the period from March 16, 2021 (commencement of operations) through September 30, 2021 due to poor stock selection, as Index underweights in technology hardware and services companies, including Microsoft, NVIDIA, Apple, and Alphabet, were top detractors from relative performance for the period. From a risk factor standpoint, the Fund’s positive exposure to the value factor, along with its smaller market capitalization companies compared to the reference index, detracted from relative results for the period.
The Fund did not use derivatives during the period.
U.S. equity markets generated positive results over the trailing twelve-month period ended September 30, 2021, with the Russell 3000 Index returning 31.88%. The rally in equities off market lows in March 2020 was sustained through the fourth quarter of 2020, and strong returns continued during the first half of 2021 on the back of robust earnings, accommodative monetary policy, and optimism around vaccination rates supporting the broad reopening of the economy. Positive forecasts of economic growth and accelerating earnings from strong demand for goods and services provided support for stock prices. Equity results moderated in the third quarter of 2021 as reopening momentum slowed on concerns over inflation, monetary policy normalization, and supply chain disruptions. After posting a return of 32.01% through the first three quarters of the twelve-month period ended September 30, 2021, the Russell 3000 Index returned -0.10% in the final quarter of the period.
Important Risks
The Fund is new and has a limited operating history. Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index. • The Fund's focus on securities of issuers that are expected to benefit from providing goods and services that are needed by or attractive to the world's aging populations may affect the Fund's exposure to certain industries or types of investments. Certain investments in companies focused on longevity and aging solutions may be affected by government regulations or other factors. • Investments focused in a sector, industry or group of industries may increase volatility and risk.
Composition by Sector(1)
as of 09/30/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	13.6%
Consumer Discretionary	15.4
Consumer Staples	3.9
Financials	11.9
Health Care	21.8
Industrials	2.6
Information Technology	28.5
Real Estate	1.2
Utilities	1.0
Total	99.9%
Short-Term Investments	0.9
Other Assets & Liabilities	(0.8)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
3

Hartford Multifactor Developed Markets (ex-US) ETF
 Fund Overview
 September 30, 2021 (Unaudited)

Inception 02/25/2015 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of companies located in major developed markets of Europe, Canada and the Pacific Region.
Comparison of Change in Value of $10,000 Investment (02/25/2015 - 09/30/2021)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The difference in returns between the Fund and the Index was primarily the result of the Fund’s operating expenses, including transaction costs, that are not reflected in the Index’s results.
Average Annual Total Returns
for the Periods Ending 09/30/2021
	1 Year	5 Years	Since Inception[1]
Multifactor Developed Markets (ex-US) ETF (NAV Return)	20.81%	7.13%	5.75%
Multifactor Developed Markets (ex-US) ETF (Market Price Return)	20.24%	6.90%	5.67%
Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index	20.96%	7.25%	5.91%
MSCI World ex USA Index (Net)	26.50%	8.88%	5.80%

[1]	Inception: 02/25/2015
Information regarding how often shares of the Fund traded on NYSE Arca, Inc. (“NYSE Arca”) at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the reports is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended 09/30/2021.

4

Hartford Multifactor Developed Markets (ex-US) ETF
 Fund Overview – (continued)
 September 30, 2021 (Unaudited)

Manager Discussion
Hartford Multifactor Developed Markets (ex-US) ETF (“the Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index (LRODMX), which tracks the performance of companies located in major developed markets of Europe, Canada, and the Pacific Region.
The Fund seeks to generate returns by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:
1) Deliberately Allocate Risks by providing exposure to the growth potential of international companies while explicitly seeking to reduce volatility and drawdown risk.
2) Improve Diversification by diversifying exposure across developed market economies and potentially reducing individual country, currency, and individual company risks.
3) Enhance Return Potential by selecting companies with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.
4) Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.
The Fund returned 20.81% at net asset value (“NAV”) for the fiscal year ended September 30, 2021 compared to the Hartford Risk- Optimized Multifactor Developed Markets (ex-US) Index, which returned 20.96% for the same period. The difference in returns between the Fund and the Index was primarily the result of the Fund’s transaction costs and other operating expenses that are not reflected in the Index’s results.
The Fund seeks exposures to return-enhancing factors along with less volatility and reduced concentration at the country, sector, and market cap levels vs. cap-weighted indices and invests in companies that we believe exhibit a favorable combination of low valuation, high momentum, and high quality. The Fund lagged its reference index, the MSCI World ex USA Index, for the twelve-month period as the Fund’s lower-volatility exposure detracted from relative performance amid a period of strong equity returns. The Fund’s smaller market capitalization companies versus the MSCI World ex USA Index also detracted from performance as larger-cap international stocks outperformed over the period.
The Fund made limited use of derivatives during the year; therefore, derivatives had no material impact on performance.
International developed equity markets generated positive results over the trailing twelve-month period ended September 30, 2021, with the MSCI World ex USA Index returning 26.50%. The rally in equities off market lows in March 2020 was sustained through the fourth quarter of 2020, and strong returns continued during the first half of 2021 on the back of robust earnings, accommodative monetary policy, and optimism around vaccination rates supporting the broad reopening of the economy. Positive forecasts of economic growth and accelerating earnings from strong demand for goods and services provided support for stock prices. Equity results moderated in the third quarter of 2021 as reopening momentum slowed on concerns over inflation, monetary policy normalization, and supply chain disruptions. After posting a return of 27.34% through the first three quarters of the twelve-month period ended September 30, 2021, the MSCI World ex USA Index returned -0.66% in the final quarter of the period.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse regulatory, political and economic developments. These risks may be greater in particular geographic regions or countries. • Investments focused in a country, region, sector, industry or group of industries may increase volatility and risk. • Mid-cap securities can have greater risks and volatility than large-cap securities.
Composition by Sector(1)
as of 09/30/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	7.1%
Consumer Discretionary	10.1
Consumer Staples	11.6
Energy	2.1
Financials	15.6
Health Care	12.8
Industrials	15.1
Information Technology	8.2
Materials	6.2
Real Estate	4.9
Utilities	5.2
Total	98.9%
Short-Term Investments	1.8
Other Assets & Liabilities	(0.7)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
5

Hartford Multifactor Diversified International ETF
 Fund Overview
 September 30, 2021 (Unaudited)

Inception 05/10/2017 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of companies located in both developed and emerging markets.
Comparison of Change in Value of $10,000 Investment (05/10/2017 - 09/30/2021)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The difference in returns between the Fund and the Index was primarily the result of the Fund’s operating expenses, including transaction costs, that are not reflected in the Index’s results.
Average Annual Total Returns
for the Periods Ending 09/30/2021
	1 Year	Since Inception[1]
Multifactor Diversified International ETF (NAV Return)	25.06%	5.94%
Multifactor Diversified International ETF (Market Price Return)	24.41%	5.88%
Hartford Multifactor Diversified International Index	25.78%	5.64% [2]
MSCI All Country World (ACWI) ex USA Index (Net)	23.92%	7.73%

[1]	Inception: 05/10/2017
[2]	The Hartford Multifactor Diversified International Index commenced operations on 06/28/2019. Reflects annualized returns starting on 06/28/2019.
Performance information prior to 11/06/2019 reflects the Fund’s performance when it tracked its prior index.
Information regarding how often shares of the Fund traded on Cboe BZX Exchange, Inc. (“Cboe BZX”) at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the reports is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended 09/30/2021.

6

Hartford Multifactor Diversified International ETF
 Fund Overview – (continued)
 September 30, 2021 (Unaudited)

Manager Discussion
Hartford Multifactor Diversified International ETF (“the Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of Hartford Multifactor Diversified International Index (LRODEX), which tracks the performance of companies located in both developed (ex US) and emerging markets.
The Fund seeks to generate returns by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:
1) Deliberately Allocate Risks by providing exposure to the growth potential of international companies while explicitly seeking to reduce volatility and drawdown risk.
2) Improve Diversification by diversifying exposure across developed (excluding the US) and emerging economies while balancing risk across sectors.
3) Enhance Return Potential by selecting companies with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.
4) Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.
The Fund returned 25.06% at net asset value (“NAV”) for the fiscal year ended September 30, 2021 as compared to the Hartford Multifactor Diversified International Index, which returned 25.78% for the same period. The difference in returns between the Fund and the Index was primarily the result of the Fund’s transaction costs and other operating expenses that are not reflected in the Index’s results.
The Fund seeks exposures to return-enhancing factors along with less volatility and reduced concentration at the country, sector, and market cap levels versus cap-weighted indices and invests in companies that we believe exhibit a favorable combination of low valuation, high momentum, and high quality. The Fund outperformed its reference index, the MSCI All Country World (ACWI) ex USA Index, for the twelve-month period, as developed international and emerging-market value stocks meaningfully outperformed developed international and emerging-market growth stocks. The Fund’s positive active exposure to the value factor was a significant positive contributor to relative performance.
The Fund made limited use of derivatives during the year; therefore, derivatives had no material impact on performance.
International equity markets generated positive results over the trailing twelve-month period ended September 30, 2021, with the MSCI All Country World (ACWI) ex USA Index returning 23.92%. The rally in equities off market lows in March 2020 was sustained through the fourth quarter of 2020, and strong returns continued during the first half of 2021 on the back of robust earnings, accommodative monetary policy, and optimism around vaccination rates supporting the broad reopening of the economy. Positive forecasts of economic growth and accelerating earnings from strong demand for goods and services provided support for stock prices. Equity results moderated in the third quarter of 2021 as reopening momentum slowed on concerns over inflation, monetary policy normalization, and supply chain disruptions. After posting a return of 27.73% through the first three quarters of the twelve-month period ended September 30, 2021, the MSCI All Country World (ACWI) ex USA Index returned -2.99% in the final quarter of the period.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse regulatory, political and economic developments. These risks may be greater for investments in emerging markets. • Investments focused in a particular country, region, sector or industry are subject to greater volatility and risk.
Composition by Sector(1)
as of 09/30/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.5%
Consumer Discretionary	11.3
Consumer Staples	10.2
Energy	5.6
Financials	16.5
Health Care	10.8
Industrials	11.5
Information Technology	12.0
Materials	6.4
Real Estate	3.7
Utilities	2.8
Total	99.3%
Short-Term Investments	1.8
Other Assets & Liabilities	(1.1)
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
7

Hartford Multifactor Emerging Markets ETF
 Fund Overview
 September 30, 2021 (Unaudited)

Inception 02/25/2015 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index based upon the emerging markets of the world.
Comparison of Change in Value of $10,000 Investment (02/25/2015 - 09/30/2021)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The difference in returns between the Fund and the Index was primarily the result of the Fund’s operating expenses, including transaction costs, that are not reflected in the Index’s results.
Average Annual Total Returns
for the Periods Ending 09/30/2021
	1 Year	5 Years	Since Inception[1]
Multifactor Emerging Markets ETF (NAV Return)	29.86%	5.44%	2.30%
Multifactor Emerging Markets ETF (Market Price Return)	27.96%	4.93%	2.17%
Hartford Multifactor Emerging Markets Equity Index	30.75%	—	5.72% [2]
MSCI Emerging Markets Index (Net)	18.20%	9.23%	6.09%

[1]	Inception: 02/25/2015
[2]	The Hartford Multifactor Emerging Markets Equity Index commenced operations on 06/28/2019. Reflects annualized returns starting on 06/28/2019.
Performance information prior to 09/11/2019 reflects the Fund’s performance when it tracked its prior index.
Information regarding how often shares of the Fund traded on NYSE Arca, Inc. (“NYSE Arca”) at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the reports is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.44%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended 09/30/2021.

8

Hartford Multifactor Emerging Markets ETF
 Fund Overview – (continued)
 September 30, 2021 (Unaudited)

Manager Discussion
Hartford Multifactor Emerging Markets ETF (“the Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of the Hartford Multifactor Emerging Markets Equity Index (LROEMX), which tracks the performance of companies located in the emerging markets of the world.
The Fund seeks to generate returns and reduce volatility by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:
1) Deliberately Allocate Risks by expanding the investment opportunity and seeking to harness emerging markets’ growth potential and allocating risk across countries while explicitly seeking to reduce volatility and drawdown risk.
2) Improve Diversification by improving exposure to countries earlier in their growth cycle (beyond the largest emerging countries) as well as to companies tied more closely to local emerging economies.
3) Enhance Return Potential by selecting companies with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.
4) Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.
The Fund returned 29.86% at net asset value (“NAV”) for the fiscal year ended September 30, 2021 as compared to the Hartford Multifactor Emerging Markets Equity Index, which returned 30.75% for the same period. The difference in returns between the Fund and the Index was primarily the result of the Fund’s transaction costs and other operating expenses that are not reflected in the Index’s results.
The Fund seeks exposures to return-enhancing factors along with less volatility and reduced concentration at the country, sector, and market cap levels vs. cap-weighted indices and invests in companies that we believe exhibit a favorable combination of low valuation, high momentum, and high quality. The Fund outperformed its reference index, the MSCI Emerging Markets Index, for the twelve-month period, as emerging-markets value stocks meaningfully outperformed emerging-markets growth stocks as well as emerging-markets stocks overall. The Fund’s positive exposure to the value factor was a significant positive contributor to relative performance. The smaller overall market capitalization of the companies in the Fund's portfolio relative to the companies that comprise the MSCI Emerging Markets Index also contributed to performance, as large-cap emerging markets stocks lagged over the period. In addition, the Fund’s underweight to China versus the MSCI Emerging Markets Index also contributed positively to results.
The Fund made limited use of derivatives during the year; therefore, derivatives had no material impact on performance.
Emerging-markets equities generated positive results over the trailing twelve-month period ending September 30, 2021, with the MSCI Emerging Markets Index returning 18.20%. The rally in equities off market lows reached in March 2020 was sustained through the fourth quarter of 2020 and strong returns continued during the first half of 2021 on the back of robust earnings, accommodative monetary policy, and optimism around COVID-19 vaccination rates supporting the broad reopening of the economy. Positive forecasts of economic growth and accelerating earnings from strong demand for goods and services provided support for stock prices. Equity results moderated in the third quarter of 2021 as reopening momentum slowed on concerns over inflation, monetary policy normalization, and supply chain disruptions. After posting a return of 28.61% through the first three quarters of the twelve-month period ended September 30, 2021, the MSCI Emerging Markets Index returned -8.09% in the final quarter of the period.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse regulatory, political and economic developments. These risks may be greater for investments in emerging markets and in particular geographic regions or countries. • Investments focused in a country, region, sector, industry or group of industries may increase volatility and risk.
Composition by Sector(1)
as of 09/30/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	12.1%
Consumer Discretionary	16.1
Consumer Staples	6.0
Energy	6.4
Financials	19.4
Health Care	4.2
Industrials	2.8
Information Technology	21.8
Materials	5.2
Real Estate	2.3
Utilities	3.1
Total	99.4%
Short-Term Investments	0.2
Other Assets & Liabilities	0.4
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
9

Hartford Multifactor Small Cap ETF
 Fund Overview
 September 30, 2021 (Unaudited)

Inception 03/23/2015 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of small capitalization exchange traded equity securities.
Comparison of Change in Value of $10,000 Investment (03/23/2015 - 09/30/2021)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The difference in returns between the Fund and the Index was primarily the result of the Fund’s operating expenses, including transaction costs, that are not reflected in the Index’s results.
Average Annual Total Returns
for the Periods Ending 09/30/2021
	1 Year	5 Years	Since Inception[1]
Multifactor Small Cap ETF (NAV Return)	50.39%	11.04%	9.21%
Multifactor Small Cap ETF (Market Price Return)	50.53%	10.90%	9.19%
Hartford Multifactor Small Cap Index	50.96%	—	17.01% [2]
Russell 2000 Index (Gross)	47.68%	13.45%	10.37%

[1]	Inception: 03/23/2015
[2]	The Hartford Multifactor Small Cap Index commenced operations on 06/28/2019. Reflects annualized returns starting on 06/28/2019.
Performance information prior to 11/06/2019 reflects the Fund’s performance when it tracked its prior index.
Information regarding how often shares of the Fund traded on NYSE Arca, Inc. (“NYSE Arca”) at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be foundat hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the reports is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.34%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended 09/30/2021.

10

Hartford Multifactor Small Cap ETF
 Fund Overview – (continued)
 September 30, 2021 (Unaudited)

Manager Discussion
Hartford Multifactor Small Cap ETF (“the Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of Hartford Multifactor Small Cap Index (LROSCX), which tracks the performance of small cap exchange-traded equity securities.
The Fund seeks to generate returns by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:
1) Deliberately Allocate Risks by providing exposure to the growth potential of small companies while explicitly seeking to reduce volatility and drawdown risk.
2) Improve Diversification by diversifying exposure across sectors and potentially reducing individual company risks.
3) Enhance Return Potential by selecting companies with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.
4) Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.
The Fund returned 50.39% at net asset value (“NAV”) for the fiscal year ended September 30, 2021 as compared to the Hartford Multifactor Small Cap Index which returned 50.96% for the same period. The difference in returns between the Fund and the Index was primarily the result of the Fund’s transaction costs and other operating expenses that are not reflected in the Index’s results.
The Fund seeks exposures to return-enhancing factors along with less volatility and reduced concentration at the sector level vs. cap-weighted indices and invests in companies that we believe exhibit a favorable combination of low valuation, high momentum, and high quality. The Fund outperformed its reference index, the Russell 2000 Index, for the twelve-month period, as small-cap value stocks meaningfully outperformed and the Fund’s positive exposure to the value factor was a significant contributor to performance relative to the Russell 2000 Index.
The Fund made limited use of derivatives during the year; therefore, derivatives had no material impact on performance.
U.S. small-cap markets generated positive results over the trailing twelve-month period ended September 30, 2021, with the Russell 2000 Index returning 47.68%. The rally in equities off market lows in March 2020 was sustained through the fourth quarter of 2020, and strong returns continued during the first half of 2021 on the back of robust earnings, accommodative monetary policy, and optimism around vaccination rates supporting the broad reopening of the economy. Positive forecasts of economic growth and accelerating earnings from strong demand for goods and services provided support for stock prices. Equity results moderated in the third quarter of 2021 as reopening momentum slowed on concerns over inflation, monetary policy normalization, and supply chain disruptions. After posting a return of 54.41% through the first three quarters of the twelve-month period ended September 30, 2021, the Russell 2000 Index returned -4.36% in the final quarter of the period.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index. • Small cap securities can have greater risk and volatility than large-cap securities. • Investments focused in a particular sector or industry are subject to greater market volatility risk.
Composition by Sector(1)
as of 09/30/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	5.7%
Consumer Discretionary	13.4
Consumer Staples	5.8
Energy	2.8
Financials	18.3
Health Care	19.0
Industrials	13.8
Information Technology	10.5
Materials	3.6
Real Estate	5.9
Utilities	0.7
Total	99.5%
Short-Term Investments	0.1
Other Assets & Liabilities	0.4
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
11

Hartford Multifactor US Equity ETF
 Fund Overview
 September 30, 2021 (Unaudited)

Inception 02/25/2015 Sub-advised by Mellon Investments Corporation	Investment objective – The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of exchange traded U.S. equity securities.
Comparison of Change in Value of $10,000 Investment (02/25/2015 - 09/30/2021)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund. The difference in returns between the Fund and the Index was primarily the result of the Fund’s operating expenses, including transaction costs, that are not reflected in the Index’s results.
Average Annual Total Returns
for the Periods Ending 09/30/2021
	1 Year	5 Years	Since Inception[1]
Multifactor US Equity ETF (NAV Return)	27.83%	12.42%	9.42%
Multifactor US Equity ETF (Market Price Return)	27.92%	12.40%	9.42%
Hartford Multifactor Large Cap Index	28.12%	—	13.32% [2]
Russell 1000 Index (Gross)	30.96%	17.11%	13.62%

[1]	Inception: 02/25/2015
[2]	The Hartford Multifactor Large Cap Index commenced operations on 06/28/2019. Reflects annualized returns starting on 06/28/2019.
Performance information prior to 09/11/2019 reflects the Fund’s performance when it tracked its prior index.
Information regarding how often shares of the Fund traded on NYSE Arca, Inc. (“NYSE Arca”) at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the reports is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.19%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended 09/30/2021.

12

Hartford Multifactor US Equity ETF
 Fund Overview – (continued)
 September 30, 2021 (Unaudited)

Manager Discussion
Hartford Multifactor US Equity ETF (“the Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of Hartford Multifactor Large Cap Index (LROLCX), which tracks the performance of large-cap exchange-traded U.S. equity securities.
The Fund seeks to generate returns by investing in index constituents that are selected and weighted through a rules-based methodology that seeks to:
1) Deliberately Allocate Risks by allocating capital deeper in the US Large Cap Universe toward companies with more favorable risk/reward potential while explicitly seeking to reduce volatility and drawdown risk.
2) Improve Diversification by providing diversified exposure across the US Large Cap Universe, beyond mega-caps.
3) Enhance Return Potential by selecting companies with a favorable combination of low valuation (50%), high momentum (30%), and high quality (20%) investment factors.
4) Maintain Consistency by reapplying the index methodology twice a year in March and September to maintain intended investment exposures.
The Fund returned 27.83% at net asset value (“NAV”) for the fiscal year ended September 30, 2021 as compared to the Hartford Multifactor Large Cap Index which returned 28.12% for the same period. The difference in returns between the Fund and the Index was primarily the result of the Fund’s transaction costs and other operating expenses that are not reflected in the Index’s results.
The Fund seeks exposures to return-enhancing factors along with less volatility and reduced concentration at the sector and market cap levels versus cap-weighted indices and invests in companies that we believe exhibit a favorable combination of low valuation, high momentum, and high quality. The Fund underperformed its reference index, the Russell 1000 Index, for the twelve-month period, as the Fund’s lower volatility exposure relative to the Russell 1000 Index detracted from relative performance during this period of strong returns generated by equities.
The Fund made limited use of derivatives during the year; therefore, derivatives had no material impact on performance.
U.S. large-cap equity markets generated positive results over the trailing twelve-month period ended September 30, 2021, with the Russell 1000 Index returning 30.96%. The rally in equities off market lows in March 2020 was sustained through the fourth quarter of 2020, and strong returns continued during the first half of 2021 on the back of robust earnings, accommodative monetary policy, and optimism around vaccination rates supporting the broad reopening of the economy. Positive forecasts of economic growth and accelerating earnings from strong demand for goods and services provided support for stock prices. Equity results moderated in the third quarter of 2021 as reopening momentum slowed on concerns over inflation, monetary policy normalization, and supply chain disruptions. After posting a return of 30.69% through the first three quarters of the twelve-month period ended September 30, 2021, the Russell 1000 Index returned 0.21% in the final quarter of the period.
Important Risks
Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. • The Fund is not actively managed but rather attempts to track the performance of an index. The Fund’s returns may diverge from that of the index. • Investments focused in a sector, industry or group of industries may increase volatility and risk.
Composition by Sector(1)
as of 09/30/2021
Sector	Percentage of Net Assets
Equity Securities
Communication Services	9.0%
Consumer Discretionary	10.3
Consumer Staples	7.6
Energy	0.6
Financials	10.0
Health Care	15.4
Industrials	10.6
Information Technology	25.6
Materials	2.1
Real Estate	4.1
Utilities	4.3
Total	99.6%
Short-Term Investments	0.3
Other Assets & Liabilities	0.1
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
13

Hartford Multifactor ETFs
Benchmark Glossary (Unaudited)

Hartford Longevity Economy Index seeks to generate attractive risk-adjusted returns by investing in companies that comprise industries that reflect certain themes that are expected to benefit from the growth of the aging population and the substantial buying power it represents.
Hartford Multifactor Diversified International Index seeks to enhance return potential available from investment in developed market (excluding the US) and emerging market companies while reducing volatility by up to fifteen-percent over a complete market cycle.
Hartford Multifactor Emerging Markets Equity Index seeks to enhance return potential available from investment in emerging market companies while reducing volatility by up to fifteen-percent over a complete market cycle.
Hartford Multifactor Large Cap Index seeks to enhance return potential available from investment in the initial capitalized-weighted universe while reducing volatility by up to fifteen-percent over a complete market cycle.
Hartford Multifactor Small Cap Index seeks to enhance return potential available from investment in the initial capitalization-weighted universe while reducing volatility by up to fifteen-percent over a complete market cycle.
Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index seeks to address risks and opportunities within developed market stocks located outside the United States by selecting equity securities exhibiting a favorable combination of factors, including value, momentum, and quality.
MSCI ACWI (All Country World) ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries.
MSCI Emerging Markets Index (Net) reflects reinvested dividends net of withholding taxes but (reflects no deduction for fees, expenses or other taxes) is designed to capture large and mid cap representation across emerging market countries.
MSCI World ex USA Index (Net) (reflects no deduction for fees, expenses or other taxes) is a free float-adjusted market capitalization index that is designed to capture large and mid cap representation across developed markets countries—excluding the United States.
Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
Russell 1000 Index (Gross) (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalizations.
Russell 2000 Index (Gross) (reflects no deduction for fees, expenses or taxes) is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership.
Russell 3000 Index (Gross) is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalization.

14

Hartford Multifactor ETFs
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including investment management fees and certain other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2021 through September 30, 2021. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratio below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would be higher. Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee (extraordinary expenses and interest expense). Expenses are equal to a Fund's annualized expense ratio multiplied by average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses paid during the period April 1, 2021 through September 30, 2021	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses paid during the period April 1, 2021 through September 30, 2021	Annualized expense ratio
Hartford Longevity Economy ETF	$ 1,000.00	$ 1,066.50	$ 2.28	$ 1,000.00	$ 1,022.86	$ 2.23	0.44%
Hartford Multifactor Developed Markets (ex-US) ETF	$ 1,000.00	$ 1,037.90	$ 1.48	$ 1,000.00	$ 1,023.61	$ 1.47	0.29%
Hartford Multifactor Diversified International ETF	$ 1,000.00	$ 1,048.10	$ 1.49	$ 1,000.00	$ 1,023.61	$ 1.47	0.29%
Hartford Multifactor Emerging Markets ETF	$ 1,000.00	$ 1,036.60	$ 2.25	$ 1,000.00	$ 1,022.86	$ 2.23	0.44%
Hartford Multifactor Small Cap ETF	$ 1,000.00	$ 1,015.40	$ 1.72	$ 1,000.00	$ 1,023.36	$ 1.72	0.34%
Hartford Multifactor US Equity ETF	$ 1,000.00	$ 1,064.20	$ 0.98	$ 1,000.00	$ 1,024.12	$ 0.96	0.19%
15

Hartford Longevity Economy ETF
Schedule of Investments
September 30, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9%
	Automobiles & Components - 1.1%
6,215	Ford Motor Co.*	$ 88,004
2,917	General Motors Co.*	153,755
561	Gentex Corp.	18,502
119	Thor Industries, Inc.	14,609
185	Winnebago Industries, Inc.	13,403
		288,273
	Banks - 4.5%
2,780	Bank of America Corp.	118,011
223	CIT Group, Inc.	11,585
2,642	Citigroup, Inc.	185,415
1,371	Citizens Financial Group, Inc.	64,410
179	Eagle Bancorp, Inc.	10,292
2,481	Fifth Third Bancorp	105,294
131	First Horizon National Corp.	2,134
350	First Interstate BancSystem, Inc. Class A	14,091
1,087	JP Morgan Chase & Co.	177,931
1,610	KeyCorp.	34,808
84	M&T Bank Corp.	12,545
361	OceanFirst Financial Corp.	7,729
385	PNC Financial Services Group, Inc.	75,321
436	Popular, Inc.	33,864
367	Preferred Bank	24,472
738	Regions Financial Corp.	15,727
1,266	Towne Bank	39,385
632	Trustmark Corp.	20,363
1,373	U.S. Bancorp	81,611
932	Umpqua Holdings Corp.	18,873
1,327	Wells Fargo & Co.	61,586
		1,115,447
	Capital Goods - 1.9%
467	General Dynamics Corp.	91,546
527	Huntington Ingalls Industries, Inc.	101,743
224	L3Harris Technologies, Inc.	49,334
345	Lockheed Martin Corp.	119,059
335	Northrop Grumman Corp.	120,650
		482,332
	Consumer Durables & Apparel - 2.6%
511	Carter's, Inc.	49,690
570	D.R. Horton, Inc.	47,863
732	Garmin Ltd.	113,797
1,010	Kontoor Brands, Inc.	50,450
24	La-Z-Boy, Inc.	774
543	Leggett & Platt, Inc.	24,348
8	Mohawk Industries, Inc.*	1,419
1,345	Newell Brands, Inc.	29,778
6	NVR, Inc.*	28,764
176	Polaris, Inc.	21,060
635	PulteGroup, Inc.	29,159
1,749	Sturm Ruger & Co., Inc.	129,041
583	Whirlpool Corp.	118,850
		644,993
	Consumer Services - 2.7%
24	Booking Holdings, Inc.*	56,973
124	Boyd Gaming Corp.*	7,844
715	Choice Hotels International, Inc.	90,355
39	Churchill Downs, Inc.	9,363
6	Domino's Pizza, Inc.	2,862
956	Everi Holdings, Inc.*	23,116
146	Graham Holdings Co. Class B	86,017
1,993	H&R Block, Inc.	49,825
128	Hilton Worldwide Holdings, Inc.*	16,910
286	McDonald's Corp.	68,958
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Consumer Services - 2.7% - (continued)
186	Monarch Casino & Resort, Inc.*	$ 12,460
733	Red Rock Resorts, Inc. Class A*	37,544
152	Starbucks Corp.	16,767
531	Travel + Leisure Co.	28,955
104	Vail Resorts, Inc.*	34,741
429	Wyndham Hotels & Resorts, Inc.	33,115
744	Yum! Brands, Inc.	90,999
		666,804
	Diversified Financials - 3.8%
1,489	Ally Financial, Inc.	76,013
82	American Express Co.	13,737
2,633	Bank of New York Mellon Corp.	136,495
142	Berkshire Hathaway, Inc. Class B*	38,758
9	BlackRock, Inc.	7,548
554	Capital One Financial Corp.	89,731
268	Charles Schwab Corp.	19,521
118	Discover Financial Services	14,496
197	Goldman Sachs Group, Inc.	74,472
230	Houlihan Lokey, Inc.	21,183
35	Intercontinental Exchange, Inc.	4,019
170	Janus Henderson Group plc	7,026
697	Jefferies Financial Group, Inc.	25,880
68	Moody's Corp.	24,147
484	Morgan Stanley	47,098
236	Nasdaq, Inc.	45,553
493	Northern Trust Corp.	53,150
1,326	Raymond James Financial, Inc.	122,363
10	S&P Global, Inc.	4,249
125	State Street Corp.	10,590
970	Synchrony Financial	47,414
175	T Rowe Price Group, Inc.	34,423
401	Voya Financial, Inc.	24,617
		942,483
	Food & Staples Retailing - 0.9%
43	Costco Wholesale Corp.	19,322
2,090	Kroger Co.	84,499
809	Walgreens Boots Alliance, Inc.	38,063
324	Walmart, Inc.	45,159
650	Weis Markets, Inc.	34,158
		221,201
	Food, Beverage & Tobacco - 1.1%
1,756	Flowers Foods, Inc.	41,494
111	General Mills, Inc.	6,640
391	Hershey Co.	66,177
390	Kellogg Co.	24,929
1,625	Tyson Foods, Inc. Class A	128,277
		267,517
	Health Care Equipment & Services - 13.1%
505	Abbott Laboratories	59,656
625	Anthem, Inc.	233,000
2,159	Baxter International, Inc.	173,648
325	Becton Dickinson and Co.	79,892
594	Boston Scientific Corp.*	25,774
3,235	Cardinal Health, Inc.	160,003
766	Centene Corp.*	47,730
2,421	Cerner Corp.	170,729
1,479	Change Healthcare, Inc.*	30,970
646	Cigna Corp.	129,303
68	CONMED Corp.	8,896
193	Cooper Cos., Inc.	79,769
2,422	CVS Health Corp.	205,531
105	Danaher Corp.	31,966

The accompanying notes are an integral part of these financial statements.
16

Hartford Longevity Economy ETF
Schedule of Investments – (continued)
September 30, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Health Care Equipment & Services - 13.1% - (continued)
668	Edwards Lifesciences Corp.*	$ 75,624
532	Encompass Health Corp.	39,921
738	Globus Medical, Inc. Class A*	56,546
335	HCA Healthcare, Inc.	81,311
740	Hill-Rom Holdings, Inc.	111,000
275	Hologic, Inc.*	20,298
571	Humana, Inc.	222,205
82	IDEXX Laboratories, Inc.*	50,996
461	Laboratory Corp. of America Holdings*	129,744
395	Magellan Health, Inc.*	37,347
801	Medtronic plc	100,405
307	Molina Healthcare, Inc.*	83,292
176	National HealthCare Corp.	12,317
197	NuVasive, Inc.*	11,790
2,267	Premier, Inc. Class A	87,869
1,178	Quest Diagnostics, Inc.	171,175
124	ResMed, Inc.	32,680
349	STERIS plc	71,294
400	Stryker Corp.	105,488
527	UnitedHealth Group, Inc.	205,920
174	Universal Health Services, Inc. Class B	24,076
85	West Pharmaceutical Services, Inc.	36,086
473	Zimmer Biomet Holdings, Inc.	69,228
		3,273,479
	Household & Personal Products - 1.9%
293	Church & Dwight Co., Inc.	24,193
140	Clorox Co.	23,185
1,321	Colgate-Palmolive Co.	99,841
144	Estee Lauder Cos., Inc. Class A	43,190
674	Kimberly-Clark Corp.	89,265
315	Nu Skin Enterprises, Inc. Class A	12,748
450	Procter & Gamble Co.	62,910
764	Reynolds Consumer Products, Inc.	20,888
910	Spectrum Brands Holdings, Inc.	87,060
126	USANA Health Sciences, Inc.*	11,617
		474,897
	Insurance - 3.6%
2,051	Aflac, Inc.	106,919
814	Allstate Corp.	103,630
421	American Financial Group, Inc.	52,974
185	American National Group, Inc.	34,971
279	Arch Capital Group Ltd.*	10,652
439	Athene Holding Ltd. Class A*	30,234
445	Cincinnati Financial Corp.	50,828
794	Employers Holdings, Inc.	31,355
140	Fidelity National Financial, Inc.	6,348
59	First American Financial Corp.	3,956
108	Hanover Insurance Group, Inc.	13,999
4	Markel Corp.*	4,780
1,462	Mercury General Corp.	81,390
205	MetLife, Inc.	12,655
4,695	Old Republic International Corp.	108,595
859	Principal Financial Group, Inc.	55,320
1,360	Prudential Financial, Inc.	143,072
63	Safety Insurance Group, Inc.	4,993
203	Travelers Cos., Inc.	30,858
308	Unum Group	7,718
		895,247
	Media & Entertainment - 12.3%
585	Activision Blizzard, Inc.	45,273
89	Alphabet, Inc. Class A*	237,943
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Media & Entertainment - 12.3% - (continued)
727	Altice USA, Inc.*	$ 15,063
1,565	Bumble, Inc.*	78,219
3,986	Cargurus, Inc.*	125,200
132	Charter Communications, Inc. Class A*	96,038
3,046	Comcast Corp. Class A	170,363
269	DISH Network Corp. Class A*	11,691
470	Electronic Arts, Inc.	66,857
683	Facebook, Inc. Class A*	231,803
1,635	Fox Corp.	65,580
1,760	IAC/InterActiveCorp *	229,310
22	John Wiley & Sons, Inc. Class A	1,149
48	Liberty Broadband Corp. Class C*	8,290
811	Liberty Media Corp-Liberty Formula One*	41,694
3,089	Lions Gate Entertainment Corp.*	43,833
170	Madison Square Garden Sports Corp.*	31,611
1,403	Match Group, Inc.*	220,257
216	Netflix, Inc.*	131,833
1,160	News Corp. Class A	27,295
137	Nexstar Media Group, Inc.	20,819
2,222	Pinterest, Inc. Class A*	113,211
9,923	QuinStreet, Inc.*	174,248
6,849	Sirius XM Holdings, Inc.(1)	41,779
1,255	Snap, Inc. Class A*	92,707
4,004	TEGNA, Inc.	78,959
281	TripAdvisor, Inc.*	9,512
2,147	Twitter, Inc.*	129,657
647	Walt Disney Co.*	109,453
2,678	World Wrestling Entertainment, Inc.	150,664
5,623	Yelp, Inc.*	209,401
581	Zillow Group, Inc.*	51,209
353	ZoomInfo Technologies, Inc.*	21,600
		3,082,521
	Pharmaceuticals, Biotechnology & Life Sciences - 8.7%
1,811	AbbVie, Inc.	195,353
675	Agilent Technologies, Inc.	106,333
1,044	Amgen, Inc.	222,007
10	Bio-Rad Laboratories, Inc. Class A*	7,460
2,467	Bristol-Myers Squibb Co.	145,972
346	Bruker Corp.	27,023
75	Charles River Laboratories International, Inc.*	30,950
240	Eli Lilly & Co.	55,452
2,610	Gilead Sciences, Inc.	182,308
151	Incyte Corp.*	10,386
239	IQVIA Holdings, Inc.*	57,250
386	Jazz Pharmaceuticals plc*	50,261
1,249	Johnson & Johnson	201,713
2,728	Merck & Co., Inc.	204,900
53	Mettler-Toledo International, Inc.*	73,000
74	PerkinElmer, Inc.	12,823
3,835	Pfizer, Inc.	164,943
1,225	Prestige Consumer Healthcare, Inc.*	68,735
152	Regeneron Pharmaceuticals, Inc.*	91,987
63	Thermo Fisher Scientific, Inc.	35,994
338	Vertex Pharmaceuticals, Inc.*	61,310
216	Waters Corp.*	77,177
534	Zoetis, Inc.	103,671
		2,187,008
	Real Estate - 1.2%
2,713	Apple Hospitality, Inc. REIT	42,676
192	Extra Space Storage, Inc. REIT	32,254
596	Healthpeak Properties, Inc. REIT	19,954
160	Public Storage REIT	47,536

The accompanying notes are an integral part of these financial statements.
17

Hartford Longevity Economy ETF
Schedule of Investments – (continued)
September 30, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Real Estate - 1.2% - (continued)
738	Ventas, Inc. REIT	$ 40,745
2,515	VICI Properties, Inc. REIT	71,451
728	Welltower, Inc. REIT	59,987
		314,603
	Retailing - 9.0%
1,171	Aaron's Co., Inc.	32,249
75	Amazon.com, Inc.*	246,378
399	BATH + BODY WORKS, Inc.	25,149
1,152	Best Buy Co., Inc.	121,778
998	Big Lots, Inc.	43,273
4	Chewy, Inc. Class A*	272
411	Dick's Sporting Goods, Inc.	49,225
432	Dollar General Corp.	91,644
611	Dollar Tree, Inc.*	58,485
3,537	eBay, Inc.	246,423
199	Etsy, Inc.*	41,384
2,201	Groupon, Inc.*	50,205
614	Home Depot, Inc.	201,552
917	Lowe's Cos., Inc.	186,023
234	Overstock.com, Inc.*	18,233
17,349	Qurate Retail, Inc. Series A	176,786
702	Rent-A-Center, Inc.	39,459
1,563	Revolve Group, Inc.*	96,547
1,100	Shutterstock, Inc.	124,652
767	Target Corp.	175,467
585	Tractor Supply Co.	118,527
376	Wayfair, Inc. Class A*	96,072
		2,239,783
	Semiconductors & Semiconductor Equipment - 4.9%
198	Advanced Micro Devices, Inc.*	20,374
712	Analog Devices, Inc.	119,246
231	Broadcom, Inc.	112,019
248	Diodes, Inc.*	22,466
4,961	Intel Corp.	264,322
67	Microchip Technology, Inc.	10,284
1,019	Micron Technology, Inc.*	72,329
215	NVIDIA Corp.	44,539
260	NXP Semiconductors N.V.	50,926
558	ON Semiconductor Corp.*	25,540
318	Qorvo, Inc.*	53,166
856	QUALCOMM, Inc.	110,407
451	Skyworks Solutions, Inc.	74,316
187	Synaptics, Inc.*	33,610
1,025	Texas Instruments, Inc.	197,015
89	Xilinx, Inc.	13,438
		1,223,997
	Software & Services - 15.3%
1,192	ACI Worldwide, Inc.*	36,630
212	Adobe, Inc.*	122,053
99	Akamai Technologies, Inc.*	10,354
53	Aspen Technology, Inc.*	6,508
170	Autodesk, Inc.*	48,479
382	Automatic Data Processing, Inc.	76,369
211	Bentley Systems, Inc. Class B	12,795
194	Blackbaud, Inc.*	13,648
651	Broadridge Financial Solutions, Inc.	108,483
66	Cadence Design Systems, Inc.*	9,995
2,465	CDK Global, Inc.	104,886
36	Citrix Systems, Inc.	3,865
696	CommVault Systems, Inc.*	52,416
188	Concentrix Corp.*	33,276
3,230	CSG Systems International, Inc.	155,686
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.9% - (continued)
	Software & Services - 15.3% - (continued)
2,087	Dolby Laboratories, Inc. Class A	$ 183,656
1,292	Dropbox, Inc. Class A*	37,752
606	Evertec, Inc.	27,706
569	ExlService Holdings, Inc.*	70,055
200	Fair Isaac Corp.*	79,586
429	Fortinet, Inc.*	125,285
550	InterDigital, Inc.	37,301
252	Intuit, Inc.	135,957
1,343	j2 Global, Inc.*	183,481
118	Jack Henry & Associates, Inc.	19,359
1,497	MAXIMUS, Inc.	124,550
1,481	McAfee Corp.	32,745
769	Microsoft Corp.	216,797
1,684	NCR Corp.*	65,272
5,228	Nortonlifelock, Inc.	132,268
2,512	Oracle Corp.	218,871
127	Palo Alto Networks, Inc.*	60,833
1,192	Paychex, Inc.	134,040
4,060	Progress Software Corp.	199,711
246	salesforce.com, Inc.*	66,720
2,267	SS&C Technologies Holdings, Inc.	157,330
122	Synopsys, Inc.*	36,528
75	TTEC Holdings, Inc.	7,015
1,875	Verint Systems, Inc.*	83,981
430	VeriSign, Inc.*	88,154
178	Visa, Inc. Class A	39,650
1,438	VMware, Inc. Class A*(1)	213,831
5,876	Western Union Co.	118,813
7,163	Xperi Holding Corp.	134,951
		3,827,641
	Technology Hardware & Equipment - 8.3%
1,301	Apple, Inc.	184,092
186	Arrow Electronics, Inc.*	20,886
613	Avnet, Inc.	22,663
428	Benchmark Electronics, Inc.	11,432
444	CDW Corp.	80,817
2,255	Dell Technologies, Inc.*	234,610
13,822	Hewlett Packard Enterprise Co.	196,963
7,676	HP, Inc.	210,015
527	Insight Enterprises, Inc.*	47,472
1,365	Jabil, Inc.	79,675
1,471	Methode Electronics, Inc.	61,856
2,294	NetApp, Inc.	205,909
121	Plexus Corp.*	10,819
1,944	Sanmina Corp.*	74,922
2,242	Seagate Technology Holdings plc	185,010
2,795	Super Micro Computer, Inc.*	102,213
723	SYNNEX Corp.	75,264
164	TE Connectivity Ltd.	22,504
1,829	TTM Technologies, Inc.*	22,991
900	Western Digital Corp.*	50,796
8,707	Xerox Holdings Corp.	175,620
		2,076,529
	Telecommunication Services - 1.3%
2,089	AT&T, Inc.	56,424
3,688	Telephone & Data Systems, Inc.	71,916
388	T-Mobile U.S., Inc.*	49,571
2,925	Verizon Communications, Inc.	157,979
		335,890
	Transportation - 0.7%
376	Landstar System, Inc.	59,340
59	Old Dominion Freight Line, Inc.	16,873

The accompanying notes are an integral part of these financial statements.
18

Hartford Longevity Economy ETF
Schedule of Investments – (continued)
September 30, 2021

Shares or Principal Amount			Market Value†
COMMON STOCKS - 99.9% - (continued)
	Transportation - 0.7% - (continued)
2,261	Schneider National, Inc. Class B		$ 51,415
913	Werner Enterprises, Inc.		40,419
			168,047
	Utilities - 1.0%
167	Alliant Energy Corp.		9,349
171	American Electric Power Co., Inc.		13,882
46	Edison International		2,552
231	Entergy Corp.		22,941
144	Evergy, Inc.		8,957
963	Exelon Corp.		46,551
1,642	FirstEnergy Corp.		58,488
426	MDU Resources Group, Inc.		12,639
413	Otter Tail Corp.		23,116
29	PPL Corp.		808
280	Southern Co.		17,351
655	UGI Corp.		27,916
			244,550
	Total Common Stocks (cost $25,253,706)		$ 24,973,242
SHORT-TERM INVESTMENTS - 0.9%
	Securities Lending Collateral - 0.9%
15,205	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(2)		$ 15,205
201,580	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(2)		201,580
11,009	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(2)		11,009
	Total Short-Term Investments (cost $227,794)		$ 227,794
	Total Investments (cost $25,481,500)	100.8%	$ 25,201,036
	Other Assets and Liabilities	(0.8)%	(200,093)
	Total Net Assets	100.0%	$ 25,000,943
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
19

Hartford Longevity Economy ETF
Schedule of Investments – (continued)
September 30, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 288,273	$ 288,273	$ —	$ —
Banks	1,115,447	1,115,447	—	—
Capital Goods	482,332	482,332	—	—
Consumer Durables & Apparel	644,993	644,993	—	—
Consumer Services	666,804	666,804	—	—
Diversified Financials	942,483	942,483	—	—
Food & Staples Retailing	221,201	221,201	—	—
Food, Beverage & Tobacco	267,517	267,517	—	—
Health Care Equipment & Services	3,273,479	3,273,479	—	—
Household & Personal Products	474,897	474,897	—	—
Insurance	895,247	895,247	—	—
Media & Entertainment	3,082,521	3,082,521	—	—
Pharmaceuticals, Biotechnology & Life Sciences	2,187,008	2,187,008	—	—
Real Estate	314,603	314,603	—	—
Retailing	2,239,783	2,239,783	—	—
Semiconductors & Semiconductor Equipment	1,223,997	1,223,997	—	—
Software & Services	3,827,641	3,827,641	—	—
Technology Hardware & Equipment	2,076,529	2,076,529	—	—
Telecommunication Services	335,890	335,890	—	—
Transportation	168,047	168,047	—	—
Utilities	244,550	244,550	—	—
Short-Term Investments	227,794	227,794	—	—
Total	$ 25,201,036	$ 25,201,036	$ —	$ —

(1)	For the period ended September 30, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
20

Hartford Multifactor Developed Markets (ex-US) ETF
Schedule of Investments
September 30, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9%
	Australia - 8.9%
199,627	Ansell Ltd.	$ 4,931,661
9,981	ASX Ltd.	583,992
1,487,798	Aurizon Holdings Ltd.	4,073,156
1,484,279	AusNet Services	2,701,867
398,231	Australia & New Zealand Banking Group Ltd.	8,097,693
564,195	Bendigo & Adelaide Bank Ltd.	3,851,313
265,544	BHP Group Ltd.	7,214,191
543,020	BlueScope Steel Ltd.	8,041,138
269,890	Brambles Ltd.	2,099,667
768,089	Coles Group Ltd.	9,426,549
9,667	Commonwealth Bank of Australia	728,532
546,456	Computershare Ltd.	7,192,028
29,951	CSL Ltd.	6,347,742
1,226,709	Dexus REIT	9,570,026
404,521	Evolution Mining Ltd.	1,019,798
852,534	Fortescue Metals Group Ltd.	9,212,789
115,202	GPT Group REIT	421,906
1,313,269	Harvey Norman Holdings Ltd.	4,771,660
261,558	JB Hi-Fi Ltd.	8,600,389
926,573	Medibank Pvt Ltd.	2,402,824
1,417,454	Metcash Ltd.	4,023,920
287,654	Mineral Resources Ltd.	9,310,933
2,809,331	Mirvac Group REIT	6,067,670
5,487	National Australia Bank Ltd.	110,305
90,245	Premier Investments Ltd.	1,979,123
18,439	Pro Medicus Ltd.	727,373
318,495	Reece Ltd.	4,401,142
352,629	Sonic Healthcare Ltd.	10,356,982
86,529	Suncorp Group Ltd.	785,053
3,224,920	Telstra Corp. Ltd.	9,155,020
100,055	Washington H Soul Pattinson & Co., Ltd.(1)	2,820,161
308,308	Wesfarmers Ltd.	12,415,879
30,291	Westpac Banking Corp.	568,899
350,389	Woolworths Group Ltd.	9,959,626
		173,971,007
	Austria - 0.3%
62,442	Andritz AG	3,421,519
34,690	Oesterreichische Post AG	1,471,465
28,662	Vienna Insurance Group AG Wiener Versicherung Gruppe	827,124
		5,720,108
	Belgium - 1.5%
8,857	Ackermans & van Haaren N.V.	1,528,432
161,286	Ageas S.A.	8,004,018
6,740	Cofinimmo S.A. REIT	1,023,283
67,341	Etablissements Franz Colruyt N.V.(1)	3,433,973
22,947	Groupe Bruxelles Lambert S.A.	2,528,598
374,427	Proximus S.A.	7,437,769
6,012	Sofina S.A.	2,391,283
21,362	UCB S.A.	2,396,525
4,067	VGP N.V.	936,091
		29,679,972
	Canada - 10.7%
213,847	Alimentation Couche-Tard, Inc. Class B	8,180,152
42,439	Atco Ltd. Class I	1,361,090
325,951	B2Gold Corp.	1,114,077
83,436	Bank of Montreal	8,328,123
61,230	Bank of Nova Scotia	3,768,000
171,853	BCE, Inc.	8,607,233
138,275	Canadian Apartment Properties REIT	6,451,778
14,239	Canadian Imperial Bank of Commerce(1)	1,584,796
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Canada - 10.7% - (continued)
32,906	Canadian Tire Corp. Ltd. Class A	$ 4,603,749
52,583	Capital Power Corp.	1,772,759
69,989	CGI, Inc.*	5,943,969
1,239	Constellation Software, Inc.	2,029,403
78,505	Emera, Inc.	3,554,522
200,891	Empire Co., Ltd. Class A	6,121,003
62,476	Enbridge, Inc.	2,488,486
19,736	Fairfax Financial Holdings Ltd.	7,965,595
100,157	Finning International, Inc.	2,470,621
65,525	Fortis, Inc.	2,906,303
57,864	George Weston Ltd.	6,240,186
329,420	Great-West Lifeco, Inc.	10,021,586
181,436	Hydro One Ltd.(2)	4,287,953
94,602	iA Financial Corp., Inc.	5,366,144
25,794	IGM Financial, Inc.	921,323
509,079	Kinross Gold Corp.	2,728,536
61,968	Linamar Corp.	3,217,141
189,572	Loblaw Cos., Ltd.	13,006,748
17,247	Magna International, Inc.	1,297,694
185,012	Manulife Financial Corp.	3,560,479
179,402	Metro, Inc.	8,764,408
27,404	Onex Corp.	1,936,894
45,112	Open Text Corp.	2,201,384
91,860	Parkland Corp.(1)	2,580,651
314,836	Power Corp. of Canada	10,375,659
155,796	Quebecor, Inc. Class B	3,764,389
106,042	Rogers Communications, Inc. Class B	4,951,166
87,984	Royal Bank of Canada	8,752,910
71,639	Saputo, Inc.	1,821,441
99,011	Shaw Communications, Inc. Class B	2,877,677
83,848	Stantec, Inc.	3,938,080
68,316	Sun Life Financial, Inc.	3,515,967
40,595	TC Energy Corp.	1,953,405
189,655	TELUS Corp.	4,167,814
50,535	Toromont Industries Ltd.	4,217,599
101,663	Toronto-Dominion Bank	6,728,849
150,071	Tourmaline Oil Corp.	5,241,853
		207,689,595
	China - 0.5%
9,885,100	Yangzijiang Shipbuilding Holdings Ltd.	10,048,201
	Denmark - 2.0%
2,358	AP Moller - Maersk A/S Class B	6,389,213
5,327	Carlsberg A/S Class B	871,353
44,569	Coloplast A/S Class B	6,991,584
151,786	H. Lundbeck A/S	4,126,972
148,303	Novo Nordisk A/S Class B	14,363,162
8,010	SimCorp A/S	948,551
24,880	Topdanmark A/S	1,287,411
169,724	Tryg A/S	3,859,468
		38,837,714
	Finland - 1.0%
15,600	Elisa Oyj	969,791
75,105	Fortum Oyj	2,288,359
214,790	Kesko Oyj Class B	7,428,097
50,959	Kone Oyj Class B	3,589,602
57,451	Metsa Board Oyj	538,988
15,256	Nokian Renkaat Oyj	548,286
108,915	Orion Oyj Class B	4,323,276
		19,686,399
	France - 6.4%
2,469	Air Liquide S.A.	396,539

The accompanying notes are an integral part of these financial statements.
21

Hartford Multifactor Developed Markets (ex-US) ETF
Schedule of Investments – (continued)
September 30, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	France - 6.4% - (continued)
19,579	Arkema S.A.	$ 2,598,129
60,209	Atos SE	3,220,311
113,806	AXA S.A.	3,176,702
49,687	BioMerieux	5,675,553
52,514	BNP Paribas S.A.(1)	3,374,139
339,619	Bollore S.A.	1,969,975
326,128	Bouygues S.A.	13,568,981
3,073	Capgemini SE	641,596
550,200	Carrefour S.A.	9,912,336
36,484	Cie de Saint-Gobain	2,462,570
53,167	Cie Generale des Etablissements Michelin SCA	8,182,856
58,021	Danone S.A.	3,970,725
22,670	Dassault Aviation S.A.	2,559,029
43,598	Eiffage S.A.	4,430,286
465,717	Electricite de France S.A.	5,877,798
23,255	Eurazeo SE	2,189,800
20	Hermes International	27,734
50,806	Ipsen S.A.	4,861,266
4,988	L'Oreal S.A.	2,062,894
1,054,298	Orange S.A.(1)	11,427,009
36,617	Publicis Groupe S.A.	2,472,395
116,517	Rubis SCA	4,036,267
140,448	Sanofi	13,523,115
5,246	Sartorius Stedim Biotech	2,940,824
13,412	SEB S.A.	1,894,794
223,272	Suez	5,093,712
2,897	Trigano S.A.	545,926
31,483	Verallia S.A.(2)	1,087,319
77,720	Vivendi S.A.(1)	982,253
		125,162,833
	Germany - 4.8%
20,519	Allianz SE	4,633,392
393,144	Aroundtown S.A.	2,720,136
42,825	Aurubis AG	3,244,942
14,987	Bayerische Motoren Werke AG	1,437,474
41,535	Brenntag AG	3,878,878
37,200	Covestro AG(2)	2,558,322
12,339	Dermapharm Holding SE	1,192,644
98,953	Deutsche Post AG	6,247,852
186,081	Deutsche Telekom AG	3,751,597
88,469	Deutsche Wohnen SE(1)	5,425,948
86,849	E.ON SE	1,063,708
116,370	Fresenius Medical Care AG & Co. KGaA	8,208,006
103,273	Fresenius SE & Co. KGaA	4,971,251
51,317	Fuchs Petrolub SE	2,403,932
15,996	Gerresheimer AG	1,572,070
57,289	Lanxess AG	3,889,424
31,979	LEG Immobilien AG	4,528,984
64,376	Merck KGaA	14,000,297
50,570	Software AG	2,363,079
153,252	TAG Immobilien AG	4,497,121
1,272,582	Telefonica Deutschland Holding AG	3,625,203
102,028	Uniper SE	4,262,745
5,616	Volkswagen AG	1,260,338
26,455	Vonovia SE	1,591,255
		93,328,598
	Hong Kong - 4.3%
2,320,000	BOC Hong Kong Holdings Ltd.	7,003,526
3,113,520	Chow Tai Fook Jewellery Group Ltd.	5,959,349
984,500	CK Asset Holdings Ltd.	5,703,654
652,500	CK Hutchison Holdings Ltd.	4,354,387
422,480	CLP Holdings Ltd.	4,070,318
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Hong Kong - 4.3% - (continued)
364,010	Hang Seng Bank Ltd.	$ 6,247,132
1,430,000	Henderson Land Development Co., Ltd.	5,483,291
1,407,609	HK Electric Investments & HK Electric Investments Ltd.	1,397,727
2,262,000	HKT Trust & HKT Ltd.	3,097,496
55,000	Hysan Development Co., Ltd.	179,102
9,626	Jardine Matheson Holdings Ltd.	510,563
1,222,500	Kerry Logistics Network Ltd.(1)	2,616,283
784,000	Kerry Properties Ltd.	2,069,611
452,750	New World Development Co., Ltd.	1,852,375
714,000	NWS Holdings Ltd.	661,294
4,201,770	PCCW Ltd.	2,159,003
95,000	Power Assets Holdings Ltd.	558,920
744,000	Sino Land Co., Ltd.	1,001,602
1,604,000	SITC International Holdings Co., Ltd.	5,759,000
596,500	Sun Hung Kai Properties Ltd.	7,463,290
827,800	Swire Properties Ltd.	2,075,707
7,056,792	WH Group Ltd.(2)	5,031,080
2,346,000	Xinyi Glass Holdings Ltd.	7,021,742
965,111	Yue Yuen Industrial Holdings Ltd.*	1,951,385
		84,227,837
	Ireland - 0.3%
19,129	Glanbia plc	315,694
9,106	Kerry Group plc Class A	1,224,194
70,811	Smurfit Kappa Group plc	3,724,174
		5,264,062
	Israel - 1.1%
189,461	Bank Leumi Le-Israel BM	1,614,396
1,821,212	Bezeq The Israeli Telecommunication Corp. Ltd.*	2,150,240
58,343	Check Point Software Technologies Ltd.*	6,595,093
66,079	First International Bank of Israel Ltd.	2,421,009
644,633	ICL Group Ltd.	4,735,614
22,873	Strauss Group Ltd.	669,355
82,801	Tower Semiconductor Ltd.*	2,497,004
		20,682,711
	Italy - 2.4%
2,846,223	A2A S.p.A.	5,856,718
4,160	ACEA S.p.A.	88,904
282,238	Assicurazioni Generali S.p.A.	6,015,364
42,804	De' Longhi S.p.A.	1,541,807
8,822	DiaSorin S.p.A.	1,854,169
174,899	Enel S.p.A.	1,348,152
204,071	Freni Brembo S.p.A.	2,580,303
907,326	Hera S.p.A.	3,718,265
23,741	Interpump Group S.p.A.	1,540,819
724,134	Iren S.p.A.	2,151,799
486,289	Italgas S.p.A.	3,122,259
150,233	Prysmian S.p.A.	5,279,092
246,400	Snam S.p.A.	1,369,571
552,964	Telecom Italia S.p.A.	217,507
430,421	Terna S.p.A.	3,060,860
1,297,095	Unipol Gruppo S.p.A.	7,597,518
		47,343,107
	Japan - 20.6%
38,205	ABC-Mart, Inc.	2,167,490
194,200	Air Water, Inc.	3,120,776
125,600	Aisin Corp.	4,581,600
37,400	Ajinomoto Co., Inc.	1,108,173
366,282	Alfresa Holdings Corp.	5,502,027
900	Amada Co., Ltd.	9,389
60,488	Aozora Bank Ltd.	1,484,890

The accompanying notes are an integral part of these financial statements.
22

Hartford Multifactor Developed Markets (ex-US) ETF
Schedule of Investments – (continued)
September 30, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Japan - 20.6% - (continued)
417,765	Astellas Pharma, Inc.	$ 6,898,786
125,900	Azbil Corp.	5,427,551
145,093	Bridgestone Corp.	6,899,964
340,600	Brother Industries Ltd.	7,530,900
78,497	Canon Marketing Japan, Inc.	1,832,007
393,303	Canon, Inc.	9,660,290
57,500	Chubu Electric Power Co., Inc.	681,033
30,600	COMSYS Holdings Corp.	808,778
60,700	Dai-ichi Life Holdings, Inc.	1,345,383
81,300	Daio Paper Corp.	1,527,996
12,800	Daito Trust Construction Co., Ltd.	1,495,962
101,400	Daiwa House Industry Co., Ltd.	3,398,025
375,717	Daiwa Securities Group, Inc.	2,201,939
31,700	Ebara Corp.	1,576,832
52,900	Ezaki Glico Co., Ltd.	2,012,642
147,420	FUJIFILM Holdings Corp.	12,735,661
76,348	Fujitsu Ltd.	13,897,628
386,500	Haseko Corp.	5,199,521
115,173	Hitachi Ltd.	6,854,123
21,700	Hitachi Transport System Ltd.	967,578
237,800	Honda Motor Co., Ltd.	7,363,648
6,721	Hoya Corp.	1,052,651
64,800	Idemitsu Kosan Co., Ltd.	1,710,964
199,100	Iida Group Holdings Co., Ltd.	5,141,000
71,471	ITOCHU Corp.	2,099,130
133,300	Iwatani Corp.	7,849,258
5,600	Izumi Co., Ltd.	187,210
237,500	Japan Post Bank Co., Ltd.	2,043,469
210,081	Japan Post Holdings Co., Ltd.	1,778,557
52,000	Japan Post Insurance Co., Ltd.	949,353
120,700	Japan Tobacco, Inc.	2,369,106
1,519,000	JXTG Holdings, Inc.	6,206,696
412,200	Kajima Corp.	5,327,290
56,800	Kaneka Corp.	2,390,105
186,151	KDDI Corp.	6,158,040
134,000	Kewpie Corp.	3,260,677
120,000	Kinden Corp.	2,030,562
445,548	K's Holdings Corp.	4,628,189
74,300	Kyowa Exeo Corp.	1,830,614
64,122	Lawson, Inc.	3,149,349
502,500	Marubeni Corp.	4,202,850
34,800	Matsumotokiyoshi Holdings Co., Ltd.	1,575,084
213,750	Medipal Holdings Corp.	4,040,320
71,416	MEIJI Holdings Co., Ltd.	4,614,917
48,900	Mitsubishi Corp.	1,549,724
169,600	Mitsubishi Electric Corp.	2,366,724
8,000	Mitsubishi Heavy Industries Ltd.	216,823
1,042,000	Mitsubishi UFJ Financial Group, Inc.	6,144,134
166,476	Mitsubishi UFJ Lease & Finance Co., Ltd.	877,328
40,900	Mitsui & Co., Ltd.	903,227
186,400	Mitsui Chemicals, Inc.	6,289,904
311,000	Mizuho Financial Group, Inc.	4,416,576
54,500	Morinaga Milk Industry Co., Ltd.	3,419,225
119,117	NEC Corp.	6,480,306
124,800	NEC Networks & System Integration Corp.	2,362,336
103,475	Nihon Kohden Corp.	3,524,132
9,100	Nihon Unisys Ltd.	237,746
3,500	Nintendo Co., Ltd.	1,703,652
63,481	Nippo Corp.	2,284,349
45,900	Nippon Express Co., Ltd.	3,175,873
152,806	Nippon Telegraph & Telephone Corp.	4,225,019
79,700	Nippon Yusen KK	6,035,985
29,700	Nomura Research Institute Ltd.	1,102,021
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Japan - 20.6% - (continued)
105,800	NTT Data Corp.	$ 2,052,942
144,900	Obayashi Corp.	1,206,472
22,500	OBIC Business Consultants Co., Ltd.	1,149,451
62,100	Open House Co., Ltd.	3,684,535
13,500	Oracle Corp. Japan	1,188,169
113,100	ORIX Corp.	2,138,839
346,451	Osaka Gas Co., Ltd.	6,362,340
12,400	Otsuka Corp.	637,921
110,200	Otsuka Holdings Co., Ltd.	4,728,007
1,200	PALTAC Corp.	54,313
1,000	Pan Pacific International Holdings Corp.	20,775
230,600	Panasonic Corp.	2,872,812
161,666	Resona Holdings, Inc.	650,286
211,600	Ricoh Co., Ltd.	2,177,162
45,300	Rinnai Corp.	4,977,620
186,100	Sanwa Holdings Corp.	2,428,515
7,200	Secom Co., Ltd.	522,891
367,300	Seiko Epson Corp.	7,436,529
119,000	Seino Holdings Co., Ltd.	1,449,438
149,065	Sekisui Chemical Co., Ltd.	2,574,486
358,448	Sekisui House Ltd.	7,554,474
173,389	Seven & i Holdings Co., Ltd.	7,902,156
98,940	Shimamura Co., Ltd.	9,302,089
369,828	Shimizu Corp.	2,794,219
112,700	Ship Healthcare Holdings, Inc.	2,913,079
104,500	Softbank Corp.	1,418,465
195,293	Subaru Corp.	3,638,060
64,017	Sugi Holdings Co., Ltd.	4,676,124
250,700	Sumitomo Dainippon Pharma Co., Ltd.	4,489,344
116,400	Sumitomo Electric Industries Ltd.	1,560,694
90,829	Sumitomo Forestry Co., Ltd.	1,745,350
50,300	Sumitomo Heavy Industries Ltd.	1,325,855
111,200	Sumitomo Mitsui Financial Group, Inc.	3,930,744
459,900	Sumitomo Rubber Industries Ltd.	5,869,573
36,800	Sundrug Co., Ltd.	1,124,696
27,607	Suntory Beverage & Food Ltd.	1,148,075
61,382	Suzuken Co., Ltd.	1,804,463
46,500	Taisei Corp.	1,500,336
32,500	Taisho Pharmaceutical Holdings Co., Ltd.	1,902,084
14,911	Toho Gas Co., Ltd.	651,500
124,600	Tohoku Electric Power Co., Inc.	917,958
255,696	Tokyo Gas Co., Ltd.	4,764,436
90,200	Toppan, Inc.	1,538,432
7,700	Toshiba Corp.	325,391
112,800	Tosoh Corp.	2,056,332
33,219	Toyo Suisan Kaisha Ltd.	1,475,242
241,100	Toyota Boshoku Corp.	4,302,309
1,602,157	Yamada Denki Co., Ltd.	6,748,947
135,546	Yamaha Motor Co., Ltd.	3,790,307
86,080	Yamazaki Baking Co., Ltd.	1,501,337
248,700	Yokohama Rubber Co., Ltd.	4,491,423
89,153	Zensho Holdings Co., Ltd.	2,218,138
		399,896,202
	Luxembourg - 0.5%
48,643	Eurofins Scientific SE	6,248,583
132,379	Grand City Properties S.A.	3,304,681
		9,553,264
	Netherlands - 3.8%
104,260	ASR Nederland N.V.	4,775,286
446,379	Koninklijke Ahold Delhaize N.V.	14,865,505
20,505	Koninklijke DSM N.V.	4,105,278
2,359,216	Koninklijke KPN N.V.	7,423,389

The accompanying notes are an integral part of these financial statements.
23

Hartford Multifactor Developed Markets (ex-US) ETF
Schedule of Investments – (continued)
September 30, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Netherlands - 3.8% - (continued)
23,989	Koninklijke Philips N.V.	$ 1,065,931
107,843	Koninklijke Vopak N.V.	4,249,478
234,486	NN Group N.V.(1)	12,302,464
112,157	Randstad N.V.(1)	7,552,091
154,213	Signify N.V.(2)	7,711,990
77,720	Universal Music Group N.V.*(1)	2,082,051
64,084	Wolters Kluwer N.V.	6,801,660
		72,935,123
	New Zealand - 0.8%
633,643	Contact Energy Ltd.	3,693,654
322,825	Fisher & Paykel Healthcare Corp. Ltd. Class C	7,126,429
219,055	Mercury NZ Ltd.	982,248
924,483	Spark New Zealand Ltd.	3,051,848
		14,854,179
	Norway - 1.5%
82,979	Austevoll Seafood ASA	985,757
34,174	Entra ASA(2)	734,041
54,120	Kongsberg Gruppen ASA	1,511,522
531,801	Norsk Hydro ASA	3,991,592
732,967	Orkla ASA	6,735,815
29,918	Salmar ASA	1,993,334
476,710	Telenor ASA	8,044,148
89,102	Yara International ASA	4,433,027
		28,429,236
	Portugal - 0.3%
73,037	Galp Energia SGPS S.A.	829,533
246,244	Jeronimo Martins SGPS S.A.	4,911,467
		5,741,000
	Singapore - 1.8%
4,712,798	ComfortDelGro Corp. Ltd.	5,241,842
273,209	DBS Group Holdings Ltd.	6,101,722
863,500	Olam International Ltd.	1,119,446
932,252	Oversea-Chinese Banking Corp. Ltd.	7,896,949
257,500	Singapore Exchange Ltd.	1,892,936
1,650,500	Singapore Technologies Engineering Ltd.	4,632,001
163,200	United Overseas Bank Ltd.	3,107,484
428,700	Venture Corp. Ltd.	5,674,528
		35,666,908
	Spain - 1.7%
26,197	Acciona S.A.	4,347,697
16,310	Fluidra S.A.	651,190
284,256	Grifols S.A.	6,944,563
23,892	Grupo Catalana Occidente S.A.	872,223
256,273	Iberdrola S.A.	2,579,214
1,753,647	Mapfre S.A.	3,831,054
61,668	Naturgy Energy Group S.A.	1,554,475
272,133	Red Electrica Corp. S.A.	5,459,376
847,622	Telefonica S.A.	3,975,577
33,369	Viscofan S.A.	2,186,958
		32,402,327
	Sweden - 4.3%
659	Assa Abloy AB Class B	19,261
160,237	Axfood AB	3,840,831
102,487	Boliden AB	3,307,072
43,221	Bure Equity AB	1,794,339
441,016	Electrolux AB Class B(1)	10,197,980
50,190	Essity AB Class B	1,560,451
242,917	Getinge AB Class B	9,712,737
114,335	ICA Gruppen AB	5,255,054
128,613	Industrivarden AB Class C	3,998,690
Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	Sweden - 4.3% - (continued)
621,990	Investor AB Class B	$ 13,447,164
46,842	L E Lundbergforetagen AB Class B	2,583,965
157,741	Lundin Energy AB	5,892,377
60,622	Samhallsbyggnadsbolaget i Norden AB	335,936
344,177	Securitas AB Class B	5,470,371
212,195	Skanska AB Class B	5,353,051
109,188	Swedish Match AB	956,770
874,260	Telefonaktiebolaget LM Ericsson Class B(1)	9,903,260
18,210	Volvo AB Class B	410,178
		84,039,487
	Switzerland - 7.1%
119,629	Adecco Group AG	6,029,861
10,797	Allreal Holding AG	2,141,228
4,862	ALSO Holding AG	1,407,236
2,856	Bachem Holding AG	2,189,034
25,902	Baloise Holding AG	3,951,176
22,544	Banque Cantonale Vaudoise	1,718,260
21,285	BKW AG	2,304,535
6,523	Bucher Industries AG	3,118,677
31,475	DKSH Holding AG	2,471,505
794	Emmi AG	819,662
48,356	Galenica AG(2)	3,416,048
4,484	Geberit AG	3,311,868
41,640	Kuehne + Nagel International AG	14,257,186
108,267	Logitech International S.A.	9,663,194
39,539	Nestle S.A.	4,776,808
68,465	Novartis AG	5,638,812
28,638	PSP Swiss Property AG	3,456,760
37,811	Roche Holding AG	13,860,183
7,575	Schindler Holding AG	1,960,235
14,625	SFS Group AG	1,994,211
1,301	SGS S.A.	3,801,818
1,793	Siegfried Holding AG	1,603,004
9,623	Sonova Holding AG	3,664,136
16,059	Swiss Life Holding AG	8,151,296
45,589	Swiss Prime Site AG	4,466,779
22,968	Swisscom AG	13,231,498
8,112	Tecan Group AG	4,621,888
377,150	UBS Group AG	6,064,480
12,160	Zurich Insurance Group AG	5,000,349
		139,091,727
	United Kingdom - 12.3%
28,491	3i Group plc	492,299
151,864	Admiral Group plc	6,364,124
24,500	Anglo American plc	866,332
154,653	AstraZeneca plc ADR	9,288,459
649,684	Aviva plc	3,468,091
1,243,598	B&M European Value Retail S.A.	9,903,215
1,549,543	BAE Systems plc	11,808,875
12,957	Berkeley Group Holdings plc	762,067
1,904,194	BT Group plc*	4,102,898
96,787	Close Brothers Group plc	2,018,878
56,972	Computacenter plc	2,087,919
675,411	ConvaTec Group plc(2)	1,967,092
6,894	Dechra Pharmaceuticals plc	450,833
1,442,681	Direct Line Insurance Group plc	5,633,413
121,639	DS Smith plc	677,206
200,183	Electrocomponents plc	2,909,703
828,227	Evraz plc	6,637,904
52,856	Ferguson plc	7,365,590
118,682	Frasers Group plc*	1,093,770
582	Genus plc	42,925
318,126	GlaxoSmithKline plc	12,155,594

The accompanying notes are an integral part of these financial statements.
24

Hartford Multifactor Developed Markets (ex-US) ETF
Schedule of Investments – (continued)
September 30, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.9% - (continued)
	United Kingdom - 12.3% - (continued)
114,848	Halma plc	$ 4,400,989
182,440	Hikma Pharmaceuticals plc	6,026,830
565,141	Howden Joinery Group plc	6,826,068
1,804,008	HSBC Holdings plc	9,487,712
313,191	IG Group Holdings plc	3,397,333
139,728	IMI plc	3,127,478
363,941	Imperial Brands plc	7,647,871
22,918	Intertek Group plc	1,537,967
591,503	J Sainsbury plc	2,276,217
2,085,055	Kingfisher plc	9,460,309
4,621,810	Lloyds Banking Group plc	2,902,158
308,705	Mondi plc	7,615,157
275,109	National Grid plc	3,281,365
391,579	Pearson plc	3,758,202
18,943	Pennon Group plc	289,389
172,491	Phoenix Group Holdings plc	1,501,526
123,412	RELX plc	3,572,664
151,321	Rio Tinto plc	10,025,197
1,491,645	Royal Mail plc	8,471,427
524,223	Sage Group plc	5,015,710
66,254	Schroders plc	3,211,543
422,322	Segro plc REIT	6,804,784
56,148	Smith & Nephew plc	974,351
98,241	Softcat plc	2,683,706
103,292	Spectris plc	5,391,289
17,124	Spirax-Sarco Engineering plc	3,456,446
84,369	SSE plc	1,787,153
359,267	Standard Chartered plc	2,112,062
606,727	Tate & Lyle plc	5,659,481
314,739	Tesco plc	1,074,951
1,469,045	Tritax Big Box plc REIT	4,211,154
31,096	Unilever plc	1,679,229
222,807	Vodafone Group plc	340,378
2,223,672	WM Morrison Supermarkets plc	8,829,961
		238,935,244
	Total Common Stocks (cost $1,723,413,608)	$ 1,923,186,841
SHORT-TERM INVESTMENTS - 1.8%
	Securities Lending Collateral - 1.8%
2,373,154	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(3)	$ 2,373,154
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 1.8% - (continued)
	Securities Lending Collateral - 1.8% - (continued)
31,462,657	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)		$ 31,462,657
1,718,350	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(3)		1,718,350
	Total Short-Term Investments (cost $35,554,161)		$ 35,554,161
	Total Investments (cost $1,758,967,769)	100.7%	$ 1,958,741,002
	Other Assets and Liabilities	(0.7)%	(12,816,198)
	Total Net Assets	100.0%	$ 1,945,924,804
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At September 30, 2021, the aggregate value of these securities was $26,793,845, representing 1.4% of net assets.
(3)	Current yield as of period end.

Futures Contracts Outstanding at September 30, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI EAFE Index Future	126	12/17/2021	$ 14,282,100	$ (498,176)
Total futures contracts				$ (498,176)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
25

Hartford Multifactor Developed Markets (ex-US) ETF
Schedule of Investments – (continued)
September 30, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 173,971,007	$ 173,971,007	$ —	$ —
Austria	5,720,108	5,720,108	—	—
Belgium	29,679,972	29,679,972	—	—
Canada	207,689,595	207,689,595	—	—
China	10,048,201	10,048,201	—	—
Denmark	38,837,714	38,837,714	—	—
Finland	19,686,399	19,686,399	—	—
France	125,162,833	125,162,833	—	—
Germany	93,328,598	93,328,598	—	—
Hong Kong	84,227,837	84,227,837	—	—
Ireland	5,264,062	5,264,062	—	—
Israel	20,682,711	20,682,711	—	—
Italy	47,343,107	47,343,107	—	—
Japan	399,896,202	399,896,202	—	—
Luxembourg	9,553,264	9,553,264	—	—
Netherlands	72,935,123	72,935,123	—	—
New Zealand	14,854,179	14,854,179	—	—
Norway	28,429,236	28,429,236	—	—
Portugal	5,741,000	5,741,000	—	—
Singapore	35,666,908	35,666,908	—	—
Spain	32,402,327	32,402,327	—	—
Sweden	84,039,487	84,039,487	—	—
Switzerland	139,091,727	139,091,727	—	—
United Kingdom	238,935,244	238,935,244	—	—
Short-Term Investments	35,554,161	35,554,161	—	—
Total	$ 1,958,741,002	$ 1,958,741,002	$ —	$ —
Liabilities
Futures Contracts(2)	$ (498,176)	$ (498,176)	$ —	$ —
Total	$ (498,176)	$ (498,176)	$ —	$ —

(1)	For the year ended September 30, 2021, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
26

Hartford Multifactor Diversified International ETF
Schedule of Investments
September 30, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3%
	Australia - 7.6%
96	AGL Energy Ltd.	$ 401
916	Ansell Ltd.	22,629
1,390	Australia & New Zealand Banking Group Ltd.	28,264
857	BHP Group Ltd.	23,283
1,278	BlueScope Steel Ltd.	18,925
1,748	Coles Group Ltd.	21,453
25	CSL Ltd.	5,298
3,198	Dexus REIT	24,949
3,049	Fortescue Metals Group Ltd.	32,949
1,444	JB Hi-Fi Ltd.	47,481
9,140	Metcash Ltd.	25,947
981	Mineral Resources Ltd.	31,754
7,701	Mirvac Group REIT	16,633
1,314	Sonic Healthcare Ltd.	38,593
8,363	Telstra Corp. Ltd.	23,741
916	Wesfarmers Ltd.	36,888
1,266	Woolworths Group Ltd.	35,985
		435,173
	Austria - 0.3%
269	Andritz AG	14,740
124	Oesterreichische Post AG	5,260
		20,000
	Belgium - 1.2%
34	Ackermans & van Haaren N.V.	5,867
653	Ageas S.A.	32,406
390	Etablissements Franz Colruyt N.V.	19,888
468	Proximus S.A.	9,296
		67,457
	Brazil - 1.5%
2,900	JBS S.A.	19,729
2,000	Petrobras Distribuidora S.A.	8,622
1,300	Telefonica Brasil S.A.	10,228
2,900	Transmissora Alianca de Energia Eletrica S.A. UNIT	19,075
2,200	Vale S.A. ADR	30,690
		88,344
	Canada - 5.0%
195	Alimentation Couche-Tard, Inc. Class B	7,459
393	Bank of Montreal	39,227
100	Bank of Nova Scotia	6,154
3	Canadian Imperial Bank of Commerce(1)	334
76	Canadian Tire Corp. Ltd. Class A	10,633
1,131	Empire Co., Ltd. Class A	34,461
23	Fairfax Financial Holdings Ltd.	9,283
109	George Weston Ltd.	11,755
630	Great-West Lifeco, Inc.	19,166
78	iA Financial Corp., Inc.	4,424
478	Loblaw Cos., Ltd.	32,796
20	Magna International, Inc.	1,505
524	Manulife Financial Corp.	10,084
28	Metro, Inc.	1,368
1,065	Power Corp. of Canada	35,098
11	Rogers Communications, Inc. Class B	514
357	Royal Bank of Canada	35,515
422	Toronto-Dominion Bank	27,931
		287,707
	Chile - 0.2%
1,054	CAP S.A.	11,186
	China - 8.3%
53,000	Agricultural Bank of China Ltd. Class H	18,246
500	Anhui Conch Cement Co., Ltd. Class H	2,698
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	China - 8.3% - (continued)
128,000	Bank of China Ltd. Class H	$ 45,382
47,000	Bank of Communications Co., Ltd. Class H	27,893
37,000	China Construction Bank Corp. Class H	26,521
1,000	China Longyuan Power Group Corp. Ltd. Class H	2,472
94,000	China Petroleum & Chemical Corp. Class H	46,610
35,000	China Railway Group Ltd. Class H	17,445
21,500	China Shenhua Energy Co., Ltd. Class H	50,321
400	China Vanke Co., Ltd. Class H	1,094
32,000	CITIC Ltd.	34,118
2,400	Haier Smart Home Co., Ltd. Class H	8,463
13,000	Industrial & Commercial Bank of China Ltd. Class H	7,231
48,000	Lenovo Group Ltd.	51,609
142,000	PetroChina Co., Ltd. Class H	67,309
20,000	PICC Property & Casualty Co., Ltd. Class H	19,397
500	Ping An Insurance Group Co. of China Ltd. Class H	3,420
40,900	Yangzijiang Shipbuilding Holdings Ltd.	41,575
		471,804
	Denmark - 1.4%
8	AP Moller - Maersk A/S Class B	21,677
16	Coloplast A/S Class B	2,510
568	Novo Nordisk A/S Class B	55,011
		79,198
	Finland - 0.3%
425	Fortum Oyj	12,949
9	Kesko Oyj Class B	312
82	Kone Oyj Class B	5,776
		19,037
	France - 3.7%
49	Air Liquide S.A.	7,870
316	AXA S.A.	8,821
143	BNP Paribas S.A.	9,188
1,470	Carrefour S.A.	26,483
188	Cie de Saint-Gobain	12,689
134	Cie Generale des Etablissements Michelin SCA	20,624
88	Danone S.A.	6,022
1	Hermes International	1,387
12	L'Oreal S.A.	4,963
10	LVMH Moet Hennessy Louis Vuitton SE	7,187
3,205	Orange S.A.(1)	34,737
531	Sanofi	51,128
100	Schneider Electric SE	16,677
114	Vivendi S.A.(1)	1,441
		209,217
	Germany - 2.7%
121	Allianz SE	27,323
40	Bayerische Motoren Werke AG	3,837
463	Deutsche Post AG	29,234
769	Deutsche Telekom AG	15,504
68	Fresenius Medical Care AG & Co. KGaA	4,796
193	Fresenius SE & Co. KGaA	9,290
32	LEG Immobilien AG	4,532
244	Merck KGaA	53,064
28	Volkswagen AG	6,284
		153,864
	Hong Kong - 3.1%
6,000	BOC Hong Kong Holdings Ltd.	18,113
4,000	China Overseas Land & Investment Ltd.	9,115
7,400	Chow Tai Fook Jewellery Group Ltd.	14,164
5,000	CK Asset Holdings Ltd.	28,967
2,500	CK Hutchison Holdings Ltd.	16,683
2,000	CLP Holdings Ltd.	19,269

The accompanying notes are an integral part of these financial statements.
27

Hartford Multifactor Diversified International ETF
Schedule of Investments – (continued)
September 30, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	Hong Kong - 3.1% - (continued)
3,000	Henderson Land Development Co., Ltd.	$ 11,503
2,000	SITC International Holdings Co., Ltd.	7,181
2,000	Sun Hung Kai Properties Ltd.	25,024
500	Techtronic Industries Co., Ltd.	9,962
6,500	WH Group Ltd.(2)	4,634
2,000	Wharf Holdings Ltd.	6,641
2,000	Xinyi Glass Holdings Ltd.	5,986
		177,242
	India - 0.8%
127	Dr. Reddy's Laboratories Ltd. ADR	8,273
684	Infosys Ltd. ADR	15,219
1,300	Vedanta Ltd. ADR	19,864
		43,356
	Indonesia - 1.0%
18,700	Astra International Tbk PT	7,186
2,500	Gudang Garam Tbk PT	5,686
58,100	Telekomunikasi Indonesia Persero Tbk PT	14,979
16,500	United Tractors Tbk PT	29,974
		57,825
	Israel - 2.7%
7,207	Bezeq The Israeli Telecommunication Corp. Ltd.*	8,509
34	Check Point Software Technologies Ltd.*	3,843
89	Danel Adir Yeoshua Ltd.	17,380
479	Delek Automotive Systems Ltd.	6,088
213	Electra Consumer Products Ltd.	10,392
57	Fox Wizel Ltd.	7,189
862	Harel Insurance Investments & Financial Services Ltd.	8,919
6,211	Mivne Real Estate KD Ltd.	21,851
2,462	Phoenix Holdings Ltd.	28,137
236	Rami Levy Chain Stores Hashikma Marketing Ltd.	16,957
2,618	Shufersal Ltd.	21,261
111	Strauss Group Ltd.	3,248
		153,774
	Italy - 0.8%
6,683	A2A S.p.A.	13,751
453	Assicurazioni Generali S.p.A.	9,655
1,470	Enel S.p.A.	11,331
257	Prysmian S.p.A.	9,031
		43,768
	Japan - 15.9%
300	Aisin Corp.	10,943
300	Alfresa Holdings Corp.	4,506
1,700	Astellas Pharma, Inc.	28,073
400	Bridgestone Corp.	19,022
700	Brother Industries Ltd.	15,477
1,100	Canon, Inc.	27,018
400	Daiwa House Industry Co., Ltd.	13,404
500	FUJIFILM Holdings Corp.	43,195
300	Fujitsu Ltd.	54,609
400	Haseko Corp.	5,381
800	Hitachi Ltd.	47,609
1,300	Honda Motor Co., Ltd.	40,255
300	Iida Group Holdings Co., Ltd.	7,746
600	ITOCHU Corp.	17,622
600	Iwatani Corp.	35,331
500	JXTG Holdings, Inc.	2,043
200	Kajima Corp.	2,585
1,000	KDDI Corp.	33,081
500	Konica Minolta, Inc.	2,707
2,200	Marubeni Corp.	18,401
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	Japan - 15.9% - (continued)
100	MEIJI Holdings Co., Ltd.	$ 6,462
500	Mitsubishi Corp.	15,846
1,000	Mitsubishi Electric Corp.	13,955
5,400	Mitsubishi UFJ Financial Group, Inc.	31,841
600	Mitsui & Co., Ltd.	13,250
200	Mitsui Chemicals, Inc.	6,749
1,500	Mizuho Financial Group, Inc.	21,302
200	NEC Corp.	10,881
300	Nihon Kohden Corp.	10,217
800	Nippon Telegraph & Telephone Corp.	22,120
300	Nippon Yusen KK	22,720
1,000	Osaka Gas Co., Ltd.	18,364
300	Otsuka Holdings Co., Ltd.	12,871
2,000	Panasonic Corp.	24,916
1,100	Sanwa Holdings Corp.	14,354
400	Seiko Epson Corp.	8,099
300	Sekisui Chemical Co., Ltd.	5,181
600	Sekisui House Ltd.	12,645
800	Seven & i Holdings Co., Ltd.	36,460
200	Shimamura Co., Ltd.	18,804
1,200	Softbank Corp.	16,289
600	Subaru Corp.	11,177
600	Sumitomo Mitsui Financial Group, Inc.	21,209
3,200	Sumitomo Rubber Industries Ltd.	40,841
100	Taisei Corp.	3,227
700	Tokyo Gas Co., Ltd.	13,043
500	Toyota Motor Corp.	8,963
3,600	Yamada Denki Co., Ltd.	15,165
400	Yamaha Motor Co., Ltd.	11,185
700	Yokohama Rubber Co., Ltd.	12,642
		909,786
	Luxembourg - 0.1%
26	Eurofins Scientific SE	3,340
	Malaysia - 2.1%
13,000	DiGi.Com Bhd	13,818
14,100	Hartalega Holdings Bhd	20,713
17,000	Kossan Rubber Industries	9,380
11,045	Malayan Banking Bhd	21,238
1,900	Petronas Gas Bhd	7,634
7,653	RHB Bank Bhd	9,981
6,400	Tenaga Nasional Bhd	14,798
35,400	Top Glove Corp. Bhd	24,352
		121,914
	Mexico - 1.1%
1,400	America Movil S.A.B. de C.V. Class L, ADR	24,738
600	Coca-Cola Femsa SAB de CV	33,762
1,600	Grupo Bimbo S.A.B. de C.V. Series A	4,518
		63,018
	Netherlands - 1.4%
1,718	Koninklijke Ahold Delhaize N.V.	57,214
432	NN Group N.V.	22,665
114	Universal Music Group N.V.*	3,054
		82,933
	New Zealand - 1.2%
1,039	Fisher & Paykel Healthcare Corp. Ltd. Class C	22,936
5,126	Goodman Property Trust REIT	8,558
10,520	Spark New Zealand Ltd.	34,728
		66,222
	Norway - 2.5%
141	Atea ASA*	2,442

The accompanying notes are an integral part of these financial statements.
28

Hartford Multifactor Diversified International ETF
Schedule of Investments – (continued)
September 30, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	Norway - 2.5% - (continued)
78	Entra ASA(2)	$ 1,675
4,351	Europris ASA(2)	28,910
232	Kongsberg Gruppen ASA	6,480
2,665	Norsk Hydro ASA	20,003
1,428	Orkla ASA	13,123
2,193	Telenor ASA	37,005
928	Veidekke ASA	11,396
452	Yara International ASA	22,488
		143,522
	Philippines - 1.8%
455	Globe Telecom, Inc.	26,617
2,600	Manila Electric Co.	15,189
22,640	Metropolitan Bank & Trust Co.	19,395
1,260	PLDT, Inc.	41,498
		102,699
	Poland - 1.7%
2,324	Polski Koncern Naftowy ORLEN S.A.	47,998
20,086	Polskie Gornictwo Naftowe i Gazownictwo S.A.	32,694
1,668	Powszechny Zaklad Ubezpieczen S.A.	15,331
		96,023
	Russia - 0.1%
349	Gazprom PJSC ADR	3,485
	Singapore - 0.9%
1,106	DBS Group Holdings Ltd.	24,701
2,142	Oversea-Chinese Banking Corp. Ltd.	18,145
500	Venture Corp. Ltd.	6,618
		49,464
	South Africa - 0.1%
207	Kumba Iron Ore Ltd.	6,824
	South Korea - 3.1%
24	Coway Co., Ltd.	1,504
28	Hankook Tire & Technology Co., Ltd.	1,023
149	Kia Motors Corp.	10,219
397	Korea Electric Power Corp.	7,896
208	KT&G Corp.	14,265
201	LG Electronics, Inc.	21,645
1,983	LG Uplus Corp.	25,122
19	POSCO	5,296
685	Samsung Electronics Co., Ltd.	42,870
7	Samsung Fire & Marine Insurance Co., Ltd.	1,389
84	SK Hynix, Inc.	7,307
146	SK Telecom Co., Ltd.	39,953
		178,489
	Spain - 0.4%
288	Banco Bilbao Vizcaya Argentaria S.A.	1,908
1,038	Iberdrola S.A.	10,447
2,587	Telefonica S.A.	12,134
		24,489
	Sweden - 4.3%
66	Assa Abloy AB Class B	1,929
722	Axfood AB	17,306
271	Boliden AB	8,745
1,505	Electrolux AB Class B(1)	34,801
637	Getinge AB Class B	25,470
59	ICA Gruppen AB	2,712
578	Industrivarden AB Class C	17,971
2,558	Investor AB Class B	55,303
247	L E Lundbergforetagen AB Class B	13,625
113	Securitas AB Class B	1,796
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	Sweden - 4.3% - (continued)
731	Skanska AB Class B	$ 18,441
3,219	Telefonaktiebolaget LM Ericsson Class B(1)	36,463
420	Volvo AB Class B	9,460
		244,022
	Switzerland - 3.0%
1	Geberit AG	739
118	Kuehne + Nagel International AG	40,402
202	Logitech International S.A.	18,029
153	Nestle S.A.	18,484
141	Novartis AG	11,613
147	Roche Holding AG	53,885
19	Swiss Life Holding AG	9,644
1,030	UBS Group AG	16,562
		169,358
	Taiwan - 6.8%
35,000	Acer, Inc.	31,092
1,000	ASE Technology Holding, Co., Ltd.	3,912
3,000	Asustek Computer, Inc.	35,050
16,000	AU Optronics Corp.	10,136
12,000	Cathay Financial Holding Co., Ltd.	24,939
41,000	Compal Electronics, Inc.	34,730
9,000	Fubon Financial Holding Co., Ltd.	24,777
120	Great Wall Enterprise Co., Ltd.	236
9,800	Hon Hai Precision Industry Co., Ltd.	36,934
44,000	Innolux Corp.	26,848
13,000	Lite-On Technology Corp.	29,163
2,000	Micro-Star International Co., Ltd.	9,296
12,000	Pegatron Corp.	28,858
16,000	Pou Chen Corp.	19,382
1,000	Powertech Technology, Inc.	3,751
9,000	Quanta Computer, Inc.	25,035
2,000	Sino-American Silicon Products, Inc.	13,029
5,000	Synnex Technology International Corp.	9,368
3,000	United Microelectronics Corp.	6,892
600	Wan Hai Lines Ltd.	4,383
8,000	Wistron Corp.	7,897
5,000	Yuanta Financial Holding Co., Ltd.	4,433
		390,141
	Thailand - 2.3%
3,200	Advanced Info Service PCL NVDR	18,537
5,300	PTT PCL NVDR	6,109
1,200	Siam Cement PCL NVDR	14,257
32,400	Sri Trang Agro-Industry PCL NVDR	32,079
43,000	Sri Trang Gloves Thailand PCL(1)	39,715
8,200	Supalai PCL	4,847
20,600	Thai Union Group PCL	13,212
		128,756
	Turkey - 0.8%
1,346	BIM Birlesik Magazalar A.S.	9,681
13,100	Eregli Demir ve Celik Fabrikalari T.A.S.	24,551
120	Ford Otomotiv Sanayi AS	2,257
4,938	Turkcell Iletisim Hizmetleri AS	8,521
		45,010
	United Kingdom - 9.1%
345	Anglo American plc	12,199
117	Ashtead Group plc	8,907
388	AstraZeneca plc ADR	23,303
852	Aviva plc	4,548
3,604	B&M European Value Retail S.A.	28,700
5,815	BAE Systems plc	44,315
5,002	BT Group plc*	10,778

The accompanying notes are an integral part of these financial statements.
29

Hartford Multifactor Diversified International ETF
Schedule of Investments – (continued)
September 30, 2021

Shares or Principal Amount			Market Value†
COMMON STOCKS - 99.3% - (continued)
	United Kingdom - 9.1% - (continued)
178	Ferguson plc		$ 24,805
1,238	GlaxoSmithKline plc		47,304
614	Hikma Pharmaceuticals plc		20,283
475	Howden Joinery Group plc		5,737
6,400	HSBC Holdings plc		33,666
1,275	Imperial Brands plc		26,793
6,401	Kingfisher plc		29,043
715	Mondi plc		17,638
492	National Grid plc		5,868
176	RELX plc		5,095
616	Rio Tinto plc		40,811
8,427	Royal Mail plc		47,859
1,649	Segro plc REIT		26,570
322	Spectris plc		16,807
332	SSE plc		7,033
1,317	Tate & Lyle plc		12,285
2,702	Tritax Big Box plc REIT		7,746
86	Unilever plc		4,644
1,357	WM Morrison Supermarkets plc		5,388
			518,125
	Total Common Stocks (cost $5,250,891)		$ 5,666,572
SHORT-TERM INVESTMENTS - 1.8%
	Securities Lending Collateral - 1.8%
7,056	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(3)		$ 7,056
93,547	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)		93,547
5,109	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(3)		5,109
	Total Short-Term Investments (cost $105,712)		$ 105,712
	Total Investments (cost $5,356,603)	101.1%	$ 5,772,284
	Other Assets and Liabilities	(1.1)%	(65,547)
	Total Net Assets	100.0%	$ 5,706,737
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At September 30, 2021, the aggregate value of these securities was $35,219, representing 0.6% of net assets.
(3)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
30

Hartford Multifactor Diversified International ETF
Schedule of Investments – (continued)
September 30, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Australia	$ 435,173	$ 435,173	$ —	$ —
Austria	20,000	20,000	—	—
Belgium	67,457	67,457	—	—
Brazil	88,344	88,344	—	—
Canada	287,707	287,707	—	—
Chile	11,186	11,186	—	—
China	471,804	471,804	—	—
Denmark	79,198	79,198	—	—
Finland	19,037	19,037	—	—
France	209,217	209,217	—	—
Germany	153,864	153,864	—	—
Hong Kong	177,242	177,242	—	—
India	43,356	43,356	—	—
Indonesia	57,825	57,825	—	—
Israel	153,774	153,774	—	—
Italy	43,768	43,768	—	—
Japan	909,786	909,786	—	—
Luxembourg	3,340	3,340	—	—
Malaysia	121,914	121,914	—	—
Mexico	63,018	63,018	—	—
Netherlands	82,933	82,933	—	—
New Zealand	66,222	66,222	—	—
Norway	143,522	143,522	—	—
Philippines	102,699	102,699	—	—
Poland	96,023	96,023	—	—
Russia	3,485	3,485	—	—
Singapore	49,464	49,464	—	—
South Africa	6,824	6,824	—	—
South Korea	178,489	178,489	—	—
Spain	24,489	24,489	—	—
Sweden	244,022	244,022	—	—
Switzerland	169,358	169,358	—	—
Taiwan	390,141	390,141	—	—
Thailand	128,756	128,756	—	—
Turkey	45,010	45,010	—	—
United Kingdom	518,125	518,125	—	—
Short-Term Investments	105,712	105,712	—	—
Total	$ 5,772,284	$ 5,772,284	$ —	$ —

(1)	For the year ended September 30, 2021, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
31

Hartford Multifactor Emerging Markets ETF
Schedule of Investments
September 30, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9%
	Brazil - 2.6%
10,846	BB Seguridade Participacoes S.A.	$ 39,710
11,039	Equatorial Energia S.A.	51,357
2,900	JBS S.A.	19,729
11,100	Lojas Renner S.A.	70,117
14,500	Magazine Luiza S.A.	38,160
20,600	Petrobras Distribuidora S.A.	88,806
8,100	Raia Drogasil S.A.	34,741
29,445	Telefonica Brasil S.A.	231,663
14,300	TOTVS S.A.	94,740
26,000	Transmissora Alianca de Energia Eletrica S.A. UNIT	171,014
19,000	Vale S.A. ADR	265,050
		1,105,087
	Cayman Islands - 0.1%
2,500	Wuxi Biologics Cayman, Inc.*	40,625
	Chile - 2.4%
2,696,284	Banco de Chile	248,316
1,698	Banco de Credito e Inversiones S.A.	61,882
4,022,957	Banco Santander Chile	201,247
6,325	Cia Cervecerias Unidas S.A.	56,225
208,194	Colbun S.A.	33,682
14,672	Empresas CMPC S.A.	27,603
22,132	Empresas COPEC S.A.	183,389
220,475	Enel Americas S.A.	26,043
31,844	Falabella S.A.	111,348
1,000	Sociedad Quimica y Minera de Chile S.A.	53,720
		1,003,455
	China - 26.0%
7,500	AAC Technologies Holdings, Inc.	35,792
982,000	Agricultural Bank of China Ltd. Class H	338,070
20,700	Alibaba Group Holding Ltd.*	378,121
42,500	Anhui Conch Cement Co., Ltd. Class H	229,297
11,000	ANTA Sports Products Ltd.	207,434
3	Baidu, Inc. ADR*	461
1,108,000	Bank of China Ltd. Class H	392,835
592,000	Bank of Communications Co., Ltd. Class H	351,338
35	BeiGene Ltd.*	12,705
2,500	BYD Co., Ltd. Class H	78,038
37,000	China Conch Venture Holdings Ltd.	171,344
575,000	China Construction Bank Corp. Class H	412,157
394,000	China Everbright Bank Co., Ltd. Class H	139,184
40,000	China Life Insurance Co., Ltd. Class H	65,668
18,000	China Longyuan Power Group Corp. Ltd. Class H	44,488
24,000	China Mengniu Dairy Co., Ltd.	154,612
38,000	China Merchants Bank Co., Ltd. Class H	302,891
509,500	China Minsheng Banking Corp. Ltd. Class H(1)	204,856
21,400	China Pacific Insurance Group Co., Ltd. Class H	63,639
574,000	China Petroleum & Chemical Corp. Class H	284,617
339,000	China Railway Group Ltd. Class H	168,963
126,000	China Shenhua Energy Co., Ltd. Class H	294,903
1,320,000	China Tower Corp. Ltd. Class H	172,956
46,000	China Vanke Co., Ltd. Class H	125,863
106,000	Chinasoft International Ltd.	187,364
185,000	CITIC Ltd.	197,247
3,000	CITIC Securities Co., Ltd. Class H	7,646
53,071	Country Garden Holdings Co., Ltd.	54,880
10,000	Country Garden Services Holdings Co., Ltd.	79,002
116,000	CSPC Pharmaceutical Group Ltd.	139,176
13,200	ENN Energy Holdings Ltd.	217,721
25,600	Fuyao Glass Industry Group Co., Ltd. Class H	136,967
3,600	GF Securities Co., Ltd.	6,280
8,500	Great Wall Motor Co., Ltd. Class H	31,337
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	China - 26.0% - (continued)
31,400	Guotai Junan Securities Co., Ltd. Class H*	$ 45,257
82,600	Haier Smart Home Co., Ltd. Class H	291,262
14,600	Huatai Securities Co., Ltd.	22,543
528,000	Industrial & Commercial Bank of China Ltd. Class H	293,686
5,106	JD.com, Inc. ADR*	368,857
12,000	Jiangxi Copper Co., Ltd. Class H	21,673
16,000	Kingdee International Software Group Co., Ltd.*	53,541
338,000	Lenovo Group Ltd.	363,415
20,500	Li Ning Co., Ltd.	237,400
20,000	Longfor Properties Co., Ltd.	92,233
7,700	Meituan Class B*	243,919
965	NetEase, Inc. ADR	82,411
690,000	PetroChina Co., Ltd. Class H	327,067
158,000	PICC Property & Casualty Co., Ltd. Class H	153,237
49,000	Ping An Insurance Group Co. of China Ltd. Class H	335,179
298,000	Postal Savings Bank of China Co., Ltd. Class H	205,949
64,000	Shandong Weigao Group Medical Polymer Co., Ltd. Class H	114,441
15,500	Shanghai Fosun Pharmaceutical Group Co., Ltd.	79,743
15,900	Shenzhou International Group Holdings Ltd.	338,643
4,900	Sunny Optical Technology Group Co., Ltd.	128,910
4,900	Tencent Holdings Ltd.	290,425
1,006	Trip.com Group Ltd. ADR*	30,935
1,019	Vipshop Holdings Ltd. ADR*	11,352
5,000	WuXi AppTec Co., Ltd. Class H	116,961
59,000	Xiaomi Corp. Class B*	161,812
65,494	Xinyi Solar Holdings Ltd.	134,275
22,000	Yanzhou Coal Mining Co., Ltd. Class H	41,656
5,775	Yum China Holdings, Inc.	335,585
20,000	Zhongsheng Group Holdings Ltd.	161,086
16,000	Zijin Mining Group Co., Ltd. Class H	19,772
8,400	ZTE Corp.	27,624
2,615	ZTO Express Cayman, Inc. ADR	80,176
		10,898,877
	Cyprus - 0.3%
7,011	Polymetal International plc	118,922
	Hong Kong - 1.9%
34,000	China Gas Holdings Ltd.	100,454
66,000	China Overseas Land & Investment Ltd.	150,404
32,000	China Resources Gas Group Ltd.	168,126
20,000	China Resources Land Ltd.	84,397
12,000	Geely Automobile Holdings Ltd.	34,452
126,000	Sino Biopharmaceutical Ltd.	104,560
49,000	Wharf Holdings Ltd.	162,711
		805,104
	India - 4.8%
1,715	Axis Bank Ltd. GDR*	87,636
5,515	Dr. Reddy's Laboratories Ltd. ADR	359,247
13,865	ICICI Bank Ltd. ADR	261,633
17,916	Infosys Ltd. ADR	398,631
4,426	Reliance Industries Ltd. GDR	301,411
1,955	State Bank of India GDR	120,233
4,900	Vedanta Ltd. ADR	74,872
45,239	Wipro Ltd. ADR	399,460
		2,003,123
	Indonesia - 3.7%
614,700	Astra International Tbk PT	236,217
121,400	Bank Central Asia Tbk PT	296,873
52,100	Bank Mandiri Persero Tbk PT	22,387
761,700	Bank Rakyat Indonesia Persero Tbk PT	204,894
34,400	Indofood CBP Sukses Makmur Tbk PT	20,069

The accompanying notes are an integral part of these financial statements.
32

Hartford Multifactor Emerging Markets ETF
Schedule of Investments – (continued)
September 30, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Indonesia - 3.7% - (continued)
22,100	Indofood Sukses Makmur Tbk PT	$ 9,805
1,525,700	Kalbe Farma Tbk PT	152,437
544,400	Merdeka Copper Gold Tbk PT*	95,852
1,342,200	Sarana Menara Nusantara Tbk PT	124,256
787,800	Telekomunikasi Indonesia Persero Tbk PT	203,108
188,700	Unilever Indonesia Tbk PT	52,078
83,200	United Tractors Tbk PT	151,141
		1,569,117
	Malaysia - 3.6%
84,100	CIMB Group Holdings Bhd	96,022
258,900	DiGi.Com Bhd	275,195
73,400	Hartalega Holdings Bhd	107,825
16,100	Inari Amertron Bhd	14,191
109,724	Malayan Banking Bhd	210,982
2,800	Malaysian Pacific Industries Bhd	30,364
10,100	Maxis Bhd	11,315
10,300	MISC Bhd	17,001
3,400	Nestle Malaysia Bhd	108,095
61,300	Petronas Chemicals Group Bhd	127,388
5,600	Petronas Dagangan Bhd	25,576
23,100	Petronas Gas Bhd	92,808
36,600	Public Bank Bhd	35,582
91,900	Tenaga Nasional Bhd	212,491
51,800	TIME dotCom Bhd	56,298
101,100	Top Glove Corp. Bhd	69,549
		1,490,682
	Mexico - 4.1%
21,900	America Movil S.A.B. de C.V. Class L, ADR	386,973
18,500	Arca Continental S.A.B. de C.V.	113,173
2,900	Coca-Cola Femsa SAB de CV	163,183
3,000	Fomento Economico Mexicano S.A.B. de C.V. ADR	260,160
10,621	Gruma S.A.B. de C.V. Class B	121,975
59,400	Grupo Bimbo S.A.B. de C.V. Series A	167,723
25,100	Grupo Financiero Inbursa S.A.B. de C.V. Class O*	23,751
20,600	Grupo Mexico S.A.B. de C.V. Series B	82,302
800	Grupo Televisa S.A.B.	8,784
42,700	Kimberly-Clark de Mexico S.A.B. de C.V. Class A	70,458
5,100	Orbia Advance Corp. S.A.B. de C.V.	13,154
94,682	Wal-Mart de Mexico S.A.B. de C.V.	322,374
		1,734,010
	Philippines - 2.7%
7,695	Ayala Corp.	123,247
94,600	Ayala Land, Inc.	62,127
18,790	Bank of the Philippine Islands	30,003
17,110	BDO Unibank, Inc.	37,098
3,120	Globe Telecom, Inc.	182,515
8,010	International Container Terminal Services, Inc.	30,620
17,380	Manila Electric Co.	101,534
41,800	Metropolitan Bank & Trust Co.	35,810
7,025	PLDT, Inc.	231,366
9,435	SM Investments Corp.	183,114
209,800	SM Prime Holdings, Inc.	134,698
		1,152,132
	Poland - 2.7%
11,295	Cyfrowy Polsat S.A.	101,196
245	Dino Polska S.A.*(2)	20,495
2,885	KGHM Polska Miedz S.A.	114,528
36	LPP S.A.	134,164
9,109	Orange Polska S.A.*	18,419
8,563	Polski Koncern Naftowy ORLEN S.A.	176,855
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Poland - 2.7% - (continued)
87,422	Polskie Gornictwo Naftowe i Gazownictwo S.A.	$ 142,297
14,398	Powszechna Kasa Oszczednosci Bank Polski S.A.*	153,144
31,608	Powszechny Zaklad Ubezpieczen S.A.*	290,511
		1,151,609
	Russia - 2.0%
36,969	Gazprom PJSC ADR	369,172
440	LUKOIL PJSC ADR	42,161
3,816	MMC Norilsk Nickel PJSC ADR	114,213
15,583	Sberbank of Russia PJSC ADR	293,272
132	Yandex N.V. Class A*	10,519
		829,337
	South Africa - 2.5%
26,310	FirstRand Ltd.	112,812
1,399	Foschini Group Ltd.*	12,697
1,750	Kumba Iron Ore Ltd.	57,688
5,986	Mr. Price Group Ltd.	80,060
4,732	MTN Group Ltd.*	44,461
16,442	MultiChoice Group Ltd.	124,771
1,115	Naspers Ltd. Class N	184,729
3,088	Sanlam Ltd.	13,120
4,791	Shoprite Holdings Ltd.	56,922
22,732	Vodacom Group Ltd.	217,635
36,739	Woolworths Holdings Ltd.	144,221
		1,049,116
	South Korea - 15.0%
3,739	BNK Financial Group, Inc.	27,916
3,935	Coway Co., Ltd.	246,602
813	DB HiTek Co., Ltd.	37,491
374	DB Insurance Co., Ltd.	20,090
2,659	Fila Holdings Corp.	95,782
3,245	GS Holdings Corp.	122,647
1,797	Hana Financial Group, Inc.	70,423
4,173	Hankook Tire & Technology Co., Ltd.	152,434
11,802	Hanon Systems	155,998
303	Hansol Chemical Co., Ltd.	88,674
1,884	Hotel Shilla Co., Ltd.	137,799
59	Hyosung TNC Corp.	32,141
671	Hyundai Mobis Co., Ltd.	143,381
587	Hyundai Motor Co.	99,155
561	Iljin Materials Co., Ltd.	49,277
3,472	Industrial Bank of Korea	30,791
702	Kakao Corp.	69,963
4,248	Kangwon Land, Inc.*	102,792
1,428	KB Financial Group, Inc.	66,696
3,071	Kia Motors Corp.	210,612
7,072	Korea Electric Power Corp.	140,664
166	Korea Zinc Co., Ltd.	70,522
3,626	KT&G Corp.	248,675
50	LG Chem Ltd.	32,770
10,859	LG Display Co., Ltd.*	173,799
2,310	LG Electronics, Inc.	248,754
69	LG Household & Health Care Ltd.	77,916
447	LG Innotek Co., Ltd.	78,716
18,380	LG Uplus Corp.	232,855
536	Mando Corp.*	25,849
764	NAVER Corp.	250,365
315	NCSoft Corp.	160,427
183	Orion Corp.	18,161
1,470	Pearl Abyss Corp.*	99,821
305	POSCO	85,008
830	Samsung C&T Corp.	86,575

The accompanying notes are an integral part of these financial statements.
33

Hartford Multifactor Emerging Markets ETF
Schedule of Investments – (continued)
September 30, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	South Korea - 15.0% - (continued)
1,511	Samsung Electro-Mechanics Co., Ltd.	$ 226,522
6,582	Samsung Electronics Co., Ltd.	411,931
685	Samsung Fire & Marine Insurance Co., Ltd.	135,959
262	Samsung SDI Co., Ltd.	158,882
2,052	Samsung SDS Co., Ltd.	278,164
2,161	Samsung Securities Co., Ltd.	87,426
2,705	Shinhan Financial Group Co., Ltd.	92,299
482	Shinsegae, Inc.	107,269
4,683	SK Hynix, Inc.	407,389
1,173	SK Telecom Co., Ltd.*	320,990
1,738	Woori Financial Group, Inc.	17,101
774	Yuhan Corp.	40,204
		6,275,677
	Taiwan - 17.4%
9,000	Accton Technology Corp.	84,959
189,000	Acer, Inc.	167,899
14,000	Advantech Co., Ltd.	183,414
31,000	ASE Technology Holding, Co., Ltd.	121,283
24,000	Asustek Computer, Inc.	280,397
18,000	Catcher Technology Co., Ltd.	108,218
68,000	Cathay Financial Holding Co., Ltd.	141,318
73,000	Cheng Shin Rubber Industry Co., Ltd.	93,017
138,000	China Development Financial Holding Corp.	70,336
6,000	China Steel Corp.	7,817
62,000	Chunghwa Telecom Co., Ltd.	245,904
344,000	Compal Electronics, Inc.	291,395
81,000	CTBC Financial Holding Co., Ltd.	66,578
19,000	Delta Electronics, Inc.	171,856
16,000	E Ink Holdings, Inc.	42,383
3,000	Eclat Textile Co., Ltd.	65,361
5,000	Elite Material Co., Ltd.	39,034
72,000	Far EasTone Telecommunications Co., Ltd.	158,935
11,000	Feng TAY Enterprise Co., Ltd.	84,887
92,000	First Financial Holding Co., Ltd.	74,464
38,000	Foxconn Technology Co., Ltd.	95,885
37,000	Fubon Financial Holding Co., Ltd.	101,861
420	Great Wall Enterprise Co., Ltd.	828
59,224	Hon Hai Precision Industry Co., Ltd.	223,202
62,000	Innolux Corp.	37,831
255,000	Inventec Corp.	236,141
1,000	Largan Precision Co., Ltd.	78,606
123,245	Lite-On Technology Corp.	276,478
19	Lotes Co., Ltd.	378
8,000	MediaTek, Inc.	259,866
104,000	Mega Financial Holding Co., Ltd.	119,639
30,000	Micro-Star International Co., Ltd.	139,445
1,000	momo.com, Inc.	58,147
7,000	Nan Ya Plastics Corp.	22,989
13,000	Novatek Microelectronics Corp.	191,310
1,000	Parade Technologies Ltd.	59,403
81,000	Pegatron Corp.	194,792
2,000	Phison Electronics Corp.	27,063
92,000	Pou Chen Corp.	111,448
32,000	Powertech Technology, Inc.	120,027
3,000	President Chain Store Corp.	30,150
102,000	Quanta Computer, Inc.	283,735
6,000	Realtek Semiconductor Corp.	106,710
10,000	Simplo Technology Co., Ltd.	103,552
2,000	Sino-American Silicon Products, Inc.	13,029
Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Taiwan - 17.4% - (continued)
10,000	SinoPac Financial Holdings Co., Ltd.	$ 4,989
140,000	Synnex Technology International Corp.	262,307
24,044	Taishin Financial Holding Co., Ltd.	15,620
39,000	Taiwan Cement Corp.	71,391
105,060	Taiwan Cooperative Financial Holding Co., Ltd.	83,338
59,000	Taiwan Mobile Co., Ltd.	209,440
3,000	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	334,950
29,000	Teco Electric and Machinery Co., Ltd.	32,528
16,000	Uni-President Enterprises Corp.	39,224
69,000	United Microelectronics Corp.	158,504
13,000	Vanguard International Semiconductor Corp.	70,691
7,600	Wan Hai Lines Ltd.	55,512
141,686	Wistron Corp.	139,853
2,000	Wiwynn Corp.	62,454
138,000	WPG Holdings Ltd.	240,233
80,000	Yuanta Financial Holding Co., Ltd.	70,925
13,000	Zhen Ding Technology Holding Ltd.	46,148
		7,290,077
	Thailand - 3.9%
58,947	Advanced Info Service PCL NVDR	341,469
43,300	Bangkok Chain Hospital PCL NVDR	27,386
344,800	Bangkok Dusit Medical Services PCL NVDR	232,346
5,300	Bumrungrad Hospital PCL	22,165
33,800	Central Retail Corp. PCL	33,465
46,600	Com7 PCL NVDR	92,622
68,900	CP ALL PCL NVDR	129,308
11,000	Hana Microelectronics PCL NVDR	25,684
379,200	Home Product Center PCL NVDR	152,420
20,900	Intouch Holdings PCL NVDR	49,725
4,600	KCE Electronics PCL NVDR	10,706
110,100	Land & Houses PCL	25,870
13,200	PTT Exploration & Production PCL NVDR	45,840
93,900	PTT PCL NVDR	108,234
18,300	Siam Cement PCL NVDR	217,426
112,500	Sri Trang Gloves Thailand PCL(1)	103,905
7,300	Thai Union Group PCL	4,682
		1,623,253
	Turkey - 2.2%
71,252	Akbank T.A.S.	42,747
28,102	BIM Birlesik Magazalar A.S.	202,124
119,988	Eregli Demir ve Celik Fabrikalari T.A.S.	224,870
5,282	Ford Otomotiv Sanayi AS	99,347
13,856	Petkim Petrokimya Holding A.S.*	10,184
7,846	Tofas Turk Otomobil Fabrikasi AS	45,923
124,696	Turkcell Iletisim Hizmetleri AS	215,166
43,191	Turkiye Garanti Bankasi A.S.	44,921
23,926	Turkiye Sise ve Cam Fabrikalari A.S.	22,056
		907,338
	Total Common Stocks (cost $39,085,985)	$ 41,047,541
PREFERRED STOCKS - 1.5%
	Brazil - 1.2%
37,957	Banco Bradesco S.A.	$ 145,102
5,647	Bradespar S.A. (Preference Shares)	54,174
35,371	Itau S.A.	72,314

The accompanying notes are an integral part of these financial statements.
34

Hartford Multifactor Emerging Markets ETF
Schedule of Investments – (continued)
September 30, 2021

Shares or Principal Amount			Market Value†
PREFERRED STOCKS - 1.5% - (continued)
	Brazil - 1.2% - (continued)
37,461	Itau Unibanco Holding S.A.		$ 198,893
8,200	Petroleo Brasileiro S.A.		40,978
			511,461
	Colombia - 0.3%
11,929	Bancolombia S.A.		103,270
	Total Preferred Stocks (cost $551,821)		$ 614,731
	Total Long-Term Investments (cost $39,637,806)		$ 41,662,272
SHORT-TERM INVESTMENTS - 0.2%
	Securities Lending Collateral - 0.2%
6,851	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(3)		$ 6,851
90,821	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(3)		90,821
4,960	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(3)		4,960
	Total Short-Term Investments (cost $102,632)		$ 102,632
	Total Investments (cost $39,740,438)	99.6%	$ 41,764,904
	Other Assets and Liabilities	0.4%	147,924
	Total Net Assets	100.0%	$ 41,912,828
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At September 30, 2021, the aggregate value of this security was $20,495, representing 0.0% of net assets.
(3)	Current yield as of period end.

Futures Contracts Outstanding at September 30, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Emerging Markets Index Future	4	12/17/2021	$ 249,120	$ (10,888)
Total futures contracts				$ (10,888)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
35

Hartford Multifactor Emerging Markets ETF
Schedule of Investments – (continued)
September 30, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Brazil	$ 1,105,087	$ 1,105,087	$ —	$ —
Cayman Islands	40,625	40,625	—	—
Chile	1,003,455	1,003,455	—	—
China	10,898,877	10,898,877	—	—
Cyprus	118,922	118,922	—	—
Hong Kong	805,104	805,104	—	—
India	2,003,123	2,003,123	—	—
Indonesia	1,569,117	1,569,117	—	—
Malaysia	1,490,682	1,490,682	—	—
Mexico	1,734,010	1,734,010	—	—
Philippines	1,152,132	1,152,132	—	—
Poland	1,151,609	1,151,609	—	—
Russia	829,337	829,337	—	—
South Africa	1,049,116	1,049,116	—	—
South Korea	6,275,677	6,275,677	—	—
Taiwan	7,290,077	7,290,077	—	—
Thailand	1,623,253	1,623,253	—	—
Turkey	907,338	907,338	—	—
Preferred Stocks	614,731	614,731	—	—
Short-Term Investments	102,632	102,632	—	—
Total	$ 41,764,904	$ 41,764,904	$ —	$ —
Liabilities
Futures Contracts(2)	$ (10,888)	$ (10,888)	$ —	$ —
Total	$ (10,888)	$ (10,888)	$ —	$ —

(1)	For the year ended September 30, 2021, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
36

Hartford Multifactor Small Cap ETF
Schedule of Investments
September 30, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5%
	Automobiles & Components - 0.2%
1,252	Standard Motor Products, Inc.	$ 54,725
	Banks - 10.2%
961	Ameris Bancorp	49,857
1,542	Associated Banc-Corp.	33,030
253	BancorpSouth Bank	7,534
936	Bankwell Financial Group, Inc.	27,546
778	Banner Corp.	42,953
3,661	BCB Bancorp, Inc.	54,036
949	Cadence Bancorp	20,840
711	Cathay General Bancorp	29,428
874	Central Pacific Financial Corp.	22,444
678	Central Valley Community Bancorp	14,577
261	City Holding Co.	20,335
2,325	Civista Bancshares, Inc.	54,010
287	Community Trust Bancorp, Inc.	12,083
1,879	CVB Financial Corp.	38,275
280	Eagle Bancorp, Inc.	16,100
102	Farmers National Banc Corp.	1,602
2,534	Financial Institutions, Inc.	77,667
8,844	First BanCorp	124,391
3,178	First Busey Corp.	78,274
878	First Financial Corp.	36,920
1,325	First Hawaiian, Inc.	38,889
5,340	First Interstate BancSystem, Inc. Class A	214,988
297	First Merchants Corp.	12,426
1,582	FNB Corp.	18,383
3,852	Fulton Financial Corp.	58,859
94	Great Southern Bancorp, Inc.	5,152
3,977	Hanmi Financial Corp.	79,779
648	Heartland Financial USA, Inc.	31,156
853	Heritage Financial Corp.	21,752
2,000	Hilltop Holdings, Inc.	65,340
678	HomeStreet, Inc.	27,900
6,991	Hope Bancorp, Inc.	100,950
1,399	Independent Bank Corp.	34,261
539	Meridian Bancorp, Inc.	11,190
296	Midland States Bancorp, Inc.	7,320
194	National Bank Holdings Corp.	7,853
492	NBT Bancorp, Inc.	17,771
2,780	Northwest Bancshares, Inc.	36,918
1,423	OceanFirst Financial Corp.	30,466
1,890	Old National Bancorp	32,036
218	Park National Corp.	26,585
793	PCB Bancorp	15,789
193	Peoples Bancorp, Inc.	6,101
843	Preferred Bank	56,211
3,944	Primis Financial Corp.	57,030
192	QCR Holdings, Inc.	9,876
758	Renasant Corp.	27,326
1,387	Republic Bancorp, Inc.	70,252
161	ServisFirst Bancshares, Inc.	12,526
2,902	Shore Bancshares, Inc.	51,452
3,265	Simmons First National Corp. Class A	96,513
3,066	Towne Bank	95,383
581	TriCo Bancshares	25,215
1,180	TrustCo Bank Corp. NY	37,725
2,342	Trustmark Corp.	75,459
3,706	Umpqua Holdings Corp.	75,046
467	Univest Financial Corp.	12,791
609	Walker & Dunlop, Inc.	69,122
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Banks - 10.2% - (continued)
295	Washington Federal, Inc.	$ 10,121
166	Washington Trust Bancorp, Inc.	8,795
2,279	Waterstone Financial, Inc.	46,697
411	WesBanco, Inc.	14,007
		2,515,313
	Capital Goods - 6.8%
247	Alamo Group, Inc.	34,464
6,459	Alpha Pro Tech Ltd.*(1)	43,469
850	Applied Industrial Technologies, Inc.	76,611
2,246	Atkore International Group, Inc*	195,222
2,259	BlueLinx Holdings, Inc.*	110,420
3,370	Boise Cascade Co.	181,913
932	Comfort Systems USA, Inc.	66,470
278	Encore Wire Corp.	26,363
1,265	Federal Signal Corp.	48,854
943	Global Industrial Co. Common St	35,730
2,543	GMS, Inc.*	111,383
6,016	GrafTech International Ltd.	62,085
2,057	Great Lakes Dredge & Dock Corp.*	31,040
278	Greenbrier Cos., Inc.	11,951
1,165	IES Holdings, Inc.*	53,229
248	Kadant, Inc.	50,617
471	McGrath Rent Corp.	33,888
1,798	Miller Industries, Inc.	61,204
1,266	Mueller Industries, Inc.	52,033
2,340	MYR Group, Inc.*	232,830
569	National Presto Industries, Inc.	46,704
689	Primoris Services Corp.	16,874
1,396	Sterling Construction Co., Inc.*	31,647
693	Veritiv Corp.*	62,065
		1,677,066
	Commercial & Professional Services - 4.8%
229	Barrett Business Services, Inc.	17,464
2,012	Brady Corp. Class A	102,008
4,290	Deluxe Corp.	153,968
4,554	Ennis, Inc.	85,843
1,549	Healthcare Services Group, Inc.	38,710
1,837	Herman Miller, Inc.	69,181
5,051	HNI Corp.	185,473
1,821	Kelly Services, Inc. Class A	34,380
2,361	Kforce, Inc.	140,810
4,100	Kimball International, Inc. Class B	45,920
896	ManTech International Corp. Class A	68,024
4,606	Resources Connection, Inc.	72,683
8,767	Steelcase, Inc. Class A	111,166
345	UniFirst Corp.	73,354
		1,198,984
	Consumer Durables & Apparel - 4.0%
1,106	Acushnet Holdings Corp.	51,650
5,110	Ethan Allen Interiors, Inc.	121,107
483	Green Brick Partners, Inc.*	9,911
836	Johnson Outdoors, Inc. Class A	88,449
2,419	Kontoor Brands, Inc.	120,829
1,290	Lakeland Industries, Inc.*	27,090
394	MDC Holdings, Inc.	18,408
1,905	Nautilus, Inc.*	17,736
10,286	Smith & Wesson Brands, Inc.	213,537
2,522	Sturm Ruger & Co., Inc.	186,073
1,261	Superior Group of Cos., Inc.	29,369

The accompanying notes are an integral part of these financial statements.
37

Hartford Multifactor Small Cap ETF
Schedule of Investments – (continued)
September 30, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Consumer Durables & Apparel - 4.0% - (continued)
1,078	Tupperware Brands Corp.*	$ 22,767
1,228	Vera Bradley, Inc.*	11,556
2,094	Vista Outdoor, Inc.*	84,409
		1,002,891
	Consumer Services - 1.0%
2,052	American Public Education, Inc.*	52,552
6,351	Perdoceo Education Corp.*	67,066
3,617	Stride, Inc.*	129,995
		249,613
	Diversified Financials - 2.5%
240	A-Mark Precious Metals, Inc.	14,405
1,298	B. Riley Financial, Inc.	76,634
6,657	Cherry Hill Mortgage Investment Corp. REIT	59,114
3,776	Cowen, Inc.	129,555
651	Moelis & Co. Class A	40,277
2,606	Oppenheimer Holdings, Inc. Class A	118,026
104	Regional Management Corp.	6,051
3,054	Victory Capital Holdings, Inc.	106,920
2,939	Virtu Financial, Inc. Class A	71,800
		622,782
	Energy - 2.8%
1,218	Bonanza Creek Energy, Inc.	58,342
914	Centrus Energy Corp.*	35,335
6,338	CONSOL Energy, Inc.*	164,915
53	Dorian LPG Ltd.	658
1,265	Equitrans Midstream Corp.	12,827
6,693	Magnolia Oil & Gas Corp. Class A	119,069
601	Oasis Petroleum, Inc.	59,751
1,726	Renewable Energy Group, Inc.*	86,645
5,399	TechnipFMC plc*	40,655
9,588	W&T Offshore, Inc.*	35,667
2,398	World Fuel Services Corp.	80,621
		694,485
	Food & Staples Retailing - 3.2%
800	Andersons, Inc.	24,664
3,271	Ingles Markets, Inc. Class A	215,984
4,295	SpartanNash Co.	94,060
6,223	Sprouts Farmers Market, Inc.*	144,187
3,142	United Natural Foods, Inc.*	152,136
3,120	Weis Markets, Inc.	163,956
		794,987
	Food, Beverage & Tobacco - 1.7%
330	Coca-Cola Consolidated, Inc.	130,079
1,325	John B Sanfilippo & Son, Inc.	108,279
1	Mehadrin Ltd.*	30
827	Universal Corp.	39,969
10,902	Vector Group Ltd.	139,001
		417,358
	Health Care Equipment & Services - 10.9%
402	Addus HomeCare Corp.*	32,060
8,195	Allscripts Healthcare Solutions, Inc.*	109,567
1,520	Apollo Medical Holdings, Inc.*	138,396
14	Atrion Corp.	9,765
114	BioLife Solutions, Inc.*	4,824
10,840	Castlight Health, Inc.*	17,019
7,124	Co-Diagnostics, Inc.*	69,317
9,646	Community Health Systems, Inc.*	112,858
3,053	Computer Programs & Systems, Inc.	108,259
402	Corvel Corp.*	74,860
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Health Care Equipment & Services - 10.9% - (continued)
9,378	Cross Country Healthcare, Inc.*	$ 199,189
1,580	Fulgent Genetics, Inc.*	142,121
1,257	Hanger, Inc.*	27,604
571	ICU Medical, Inc.*	133,260
6,313	InfuSystem Holdings, Inc.*	82,258
2,677	Inovalon Holdings, Inc. Class A*	107,856
619	Integer Holdings Corp.*	55,301
1,280	Joint Corp.*	125,466
2,604	LeMaitre Vascular, Inc.	138,246
394	Magellan Health, Inc.*	37,253
11,365	Meridian Bioscience, Inc.*	218,663
829	Merit Medical Systems, Inc.*	59,522
881	ModivCare, Inc.*	160,007
1,701	National HealthCare Corp.	119,036
2,248	NextGen Healthcare, Inc.*	31,697
1,410	Orthofix Medical, Inc.*	53,749
6,788	Owens & Minor, Inc.	212,397
3,527	Patterson Cos., Inc.	106,304
1,318	Sharps Compliance Corp.*	10,900
		2,697,754
	Household & Personal Products - 0.9%
1,178	Central Garden & Pet Co. Class A*	50,654
2,050	Nu Skin Enterprises, Inc. Class A	82,963
1,090	USANA Health Sciences, Inc.*	100,498
		234,115
	Insurance - 5.6%
612	American Equity Investment Life Holding Co.	18,097
1,327	American National Group, Inc.	250,843
467	Assured Guaranty Ltd.	21,860
7,308	CNO Financial Group, Inc.	172,030
3,222	Donegal Group, Inc.	46,687
3,541	Employers Holdings, Inc.	139,834
986	HCI Group, Inc.	109,219
1,984	Horace Mann Educators Corp.	78,943
3,225	Mercury General Corp.	179,536
1,252	Safety Insurance Group, Inc.	99,221
1,965	Stewart Information Services Corp.	124,306
13,646	Tiptree, Inc.	136,733
		1,377,309
	Materials - 3.6%
3,723	Commercial Metals Co.	113,403
2,387	Greif, Inc. Class A	154,200
300	Hawkins, Inc.	10,464
1,602	Kronos Worldwide, Inc.	19,881
1,595	Myers Industries, Inc.	31,214
832	Olympic Steel, Inc.	20,268
3,579	Schnitzer Steel Industries, Inc. Class A	156,796
2,574	Schweitzer-Mauduit International, Inc.	89,215
2,129	Silgan Holdings, Inc.	81,668
347	Stepan Co.	39,190
311	SunCoke Energy, Inc.	1,953
2,476	Tredegar Corp.	30,158
957	Trinseo S.A.	51,659
219	Tronox Holdings plc	5,398
1,449	Worthington Industries, Inc.	76,362
		881,829
	Media & Entertainment - 3.4%
3,281	AMC Networks, Inc. Class A*	152,862
19,283	Entravision Communications Corp.	136,909
775	Gray Television, Inc.	17,686
3,428	John Wiley & Sons, Inc. Class A	178,976

The accompanying notes are an integral part of these financial statements.
38

Hartford Multifactor Small Cap ETF
Schedule of Investments – (continued)
September 30, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Media & Entertainment - 3.4% - (continued)
2,552	Lee Enterprises, Inc.*	$ 57,777
3,330	Meredith Corp.*	185,481
5,820	TEGNA, Inc.	114,770
		844,461
	Pharmaceuticals, Biotechnology & Life Sciences - 8.1%
3,799	Amphastar Pharmaceuticals, Inc.*	72,219
8,733	BioDelivery Sciences International, Inc.*	31,526
38,255	Catalyst Pharmaceuticals, Inc.*	202,751
3,441	Collegium Pharmaceutical, Inc.*	67,925
9,735	Corcept Therapeutics, Inc.*	191,585
699	Eagle Pharmaceuticals, Inc.*	38,990
310	Emergent BioSolutions, Inc.*	15,522
3,337	Harrow Health, Inc.*	30,333
4,883	Harvard Bioscience, Inc.*	34,083
487	Innoviva, Inc.*	8,138
3,004	Inotiv, Inc.*	87,837
10,740	Ironwood Pharmaceuticals, Inc.*	140,264
4,100	MiMedx Group, Inc.*	24,846
7,153	Organogenesis Holdings, Inc.*	101,859
33,488	Ovid therapeutics, Inc.*	112,520
438	Pacira BioSciences, Inc.*	24,528
7,331	Phibro Animal Health Corp. Class A	157,910
1,961	Prestige Consumer Healthcare, Inc.*	110,032
1,027	Sage Therapeutics, Inc.*	45,506
13,094	SIGA Technologies, Inc.*	96,765
6,076	Supernus Pharmaceuticals, Inc.*	162,047
14,577	Vanda Pharmaceuticals, Inc.*	249,850
		2,007,036
	Real Estate - 5.9%
17,812	Apartment Investment and Management Co.	122,012
10,726	Bluerock Residential Growth REIT, Inc. REIT	136,649
7,314	Brandywine Realty Trust	98,154
228	Centerspace REIT	21,546
6,805	City Office, Inc. REIT	121,537
5,064	Columbia Property Trust, Inc. REIT	96,317
2,316	CTO Realty Growth, Inc.	124,508
5,007	Farmland Partners, Inc. REIT	60,034
911	Forestar Group, Inc.*	16,972
19,604	Geo Group, Inc. REIT	146,442
705	Getty Realty Corp. REIT	20,664
2,879	Independence Realty Trust, Inc. REIT	58,588
1,117	Industrial Logistics Properties Trust	28,383
1,599	iStar, Inc. REIT	40,103
499	Kennedy-Wilson Holdings, Inc.	10,439
726	Marcus & Millichap, Inc. REIT*	29,490
166	NexPoint Residential Trust, Inc. REIT	10,272
3,718	Piedmont Office Realty Trust, Inc. Class A, REIT	64,805
481	PotlatchDeltic Corp. REIT	24,810
375	Preferred Apartment Communities, Inc. Class A, REIT	4,586
2,274	RMR Group, Inc. Class A	76,065
3,548	RPT Realty REIT	45,273
4,078	UMH Properties, Inc.	93,386
		1,451,035
	Retailing - 8.2%
3,012	1-800-Flowers.com, Inc. Class A*	91,896
2,393	Abercrombie & Fitch Co. Class A*	90,048
462	Asbury Automotive Group, Inc.*	90,894
7,617	Big 5 Sporting Goods Corp.	175,496
4,197	Big Lots, Inc.	181,982
5,024	Buckle, Inc.	198,900
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Retailing - 8.2% - (continued)
506	Citi Trends, Inc.*	$ 36,918
6,780	Haverty Furniture Cos., Inc.	228,554
2,844	Hibbett Sports, Inc.	201,184
1,513	MarineMax, Inc.*	73,411
622	Murphy USA, Inc.	104,036
3,909	Rent-A-Center, Inc.	219,725
8,928	Sally Beauty Holdings, Inc.*	150,437
166	Shutterstock, Inc.	18,811
153	Sleep Number Corp.*	14,302
4,789	Sportsman's Warehouse Holdings, Inc.*	84,286
2,085	Zumiez, Inc.*	82,900
		2,043,780
	Semiconductors & Semiconductor Equipment - 2.3%
6,716	Amkor Technology, Inc.	167,564
480	Axcelis Technologies, Inc.*	22,574
749	Diodes, Inc.*	67,852
2,051	Kulicke & Soffa Industries, Inc.	119,532
7,038	Magnachip Semiconductor Corp.*	124,995
4,466	Photronics, Inc.*	60,872
		563,389
	Software & Services - 1.7%
3,018	CSG Systems International, Inc.	145,468
397	Evertec, Inc.	18,151
473	ExlService Holdings, Inc.*	58,236
11,720	Information Services Group, Inc.	84,150
814	TTEC Holdings, Inc.	76,133
1,603	Xperi Holding Corp.	30,200
		412,338
	Technology Hardware & Equipment - 6.5%
3,933	Aviat Networks, Inc.*	129,239
1,088	Avnet, Inc.	40,223
8,971	Daktronics, Inc.*	48,713
1,261	ePlus, Inc.*	129,391
384	Fabrinet *	39,364
2,531	Insight Enterprises, Inc.*	227,993
412	Kimball Electronics, Inc.*	10,617
2,640	Methode Electronics, Inc.	111,012
2,242	NETGEAR, Inc.*	71,542
794	OSI Systems, Inc.*	75,271
342	PC Connection, Inc.	15,058
1,239	Plexus Corp.*	110,779
3,440	Sanmina Corp.*	132,578
3,197	Super Micro Computer, Inc.*	116,914
3,398	Turtle Beach Corp.*	94,532
6,423	Vishay Intertechnology, Inc.	129,038
431	Vishay Precision Group, Inc.*	14,986
5,659	Xerox Holdings Corp.	114,142
		1,611,392
	Telecommunication Services - 2.3%
5,668	IDT Corp. Class B*	237,772
9,856	Telephone & Data Systems, Inc.	192,192
4,711	United States Cellular Corp.*	150,234
		580,198
	Transportation - 2.2%
903	ArcBest Corp.	73,838
1,534	Hub Group, Inc. Class A*	105,463
2,216	Marten Transport Ltd.	34,769
10	Matson, Inc.	807
7,777	Radiant Logistics, Inc.*	49,695

The accompanying notes are an integral part of these financial statements.
39

Hartford Multifactor Small Cap ETF
Schedule of Investments – (continued)
September 30, 2021

Shares or Principal Amount			Market Value†
COMMON STOCKS - 99.5% - (continued)
	Transportation - 2.2% - (continued)
962	Ryder System, Inc.		$ 79,567
3,092	Schneider National, Inc. Class B		70,312
2,840	Werner Enterprises, Inc.		125,727
			540,178
	Utilities - 0.7%
602	Avista Corp.		23,550
127	Chesapeake Utilities Corp.		15,246
191	MGE Energy, Inc.		14,039
244	Northwest Natural Holding Co.		11,222
710	Otter Tail Corp.		39,739
430	Southwest Gas Holdings, Inc.		28,758
1,096	Unitil Corp.		46,887
			179,441
	Total Common Stocks (cost $24,561,587)		$ 24,652,459
SHORT-TERM INVESTMENTS - 0.1%
	Securities Lending Collateral - 0.1%
1,332	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(2)		$ 1,332
17,654	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(2)		17,654
964	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(2)		964
	Total Short-Term Investments (cost $19,950)		$ 19,950
	Total Investments (cost $24,581,537)	99.6%	$ 24,672,409
	Other Assets and Liabilities	0.4%	99,344
	Total Net Assets	100.0%	$ 24,771,753
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.

Futures Contracts Outstanding at September 30, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000	1	12/17/2021	$ 110,040	$ (1,092)
Total futures contracts				$ (1,092)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
40

Hartford Multifactor Small Cap ETF
Schedule of Investments – (continued)
September 30, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 54,725	$ 54,725	$ —	$ —
Banks	2,515,313	2,515,313	—	—
Capital Goods	1,677,066	1,677,066	—	—
Commercial & Professional Services	1,198,984	1,198,984	—	—
Consumer Durables & Apparel	1,002,891	1,002,891	—	—
Consumer Services	249,613	249,613	—	—
Diversified Financials	622,782	622,782	—	—
Energy	694,485	694,485	—	—
Food & Staples Retailing	794,987	794,987	—	—
Food, Beverage & Tobacco	417,358	417,358	—	—
Health Care Equipment & Services	2,697,754	2,697,754	—	—
Household & Personal Products	234,115	234,115	—	—
Insurance	1,377,309	1,377,309	—	—
Materials	881,829	881,829	—	—
Media & Entertainment	844,461	844,461	—	—
Pharmaceuticals, Biotechnology & Life Sciences	2,007,036	2,007,036	—	—
Real Estate	1,451,035	1,451,035	—	—
Retailing	2,043,780	2,043,780	—	—
Semiconductors & Semiconductor Equipment	563,389	563,389	—	—
Software & Services	412,338	412,338	—	—
Technology Hardware & Equipment	1,611,392	1,611,392	—	—
Telecommunication Services	580,198	580,198	—	—
Transportation	540,178	540,178	—	—
Utilities	179,441	179,441	—	—
Short-Term Investments	19,950	19,950	—	—
Total	$ 24,672,409	$ 24,672,409	$ —	$ —
Liabilities
Futures Contracts(2)	$ (1,092)	$ (1,092)	$ —	$ —
Total	$ (1,092)	$ (1,092)	$ —	$ —

(1)	For the year ended September 30, 2021, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
41

Hartford Multifactor US Equity ETF
Schedule of Investments
September 30, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6%
	Automobiles & Components - 0.2%
46,211	Ford Motor Co.*	$ 654,348
4,852	Gentex Corp.	160,019
		814,367
	Banks - 3.7%
62,665	Bank of America Corp.	2,660,129
1,647	Citigroup, Inc.	115,587
302	First Citizens BancShares, Inc. Class A	254,637
21,001	JP Morgan Chase & Co.	3,437,654
3,186	M&T Bank Corp.	475,797
66,581	People's United Financial, Inc.	1,163,170
6,354	PNC Financial Services Group, Inc.	1,243,097
1,739	Popular, Inc.	135,068
12,361	South State Corp.	922,996
6,986	U.S. Bancorp	415,248
12,978	UMB Financial Corp.	1,255,102
2,637	United Bankshares, Inc.	95,934
12,659	Valley National Bancorp	168,491
20,927	Wells Fargo & Co.	971,222
17,396	Zions Bancorp NA	1,076,639
		14,390,771
	Capital Goods - 5.9%
6,625	3M Co.	1,162,157
19,280	A.O. Smith Corp.	1,177,430
1,407	Acuity Brands, Inc.	243,932
3,609	Allegion plc	477,038
2,965	BWX Technologies, Inc.	159,695
2,290	Carlisle Cos., Inc.	455,229
10,139	Carrier Global Corp.	524,795
2,392	Cummins, Inc.	537,148
17,009	Fastenal Co.	877,834
958	Generac Holdings, Inc.*	391,506
4,547	General Dynamics Corp.	891,348
4,337	Graco, Inc.	303,460
7,130	Huntington Ingalls Industries, Inc.	1,376,518
646	Illinois Tool Works, Inc.	133,483
11,548	Johnson Controls International plc	786,188
4,901	L3Harris Technologies, Inc.	1,079,396
2,534	Lennox International, Inc.	745,427
5,311	Lockheed Martin Corp.	1,832,826
3,448	Masco Corp.	191,536
11,940	MSC Industrial Direct Co., Inc. Class A	957,469
6,863	Northrop Grumman Corp.	2,471,709
3,175	Otis Worldwide Corp.	261,239
2,666	Quanta Services, Inc.	303,444
4,151	Snap-on, Inc.	867,351
8,107	Toro Co.	789,703
2,410	Trane Technologies plc	416,087
8,749	UFP Industries, Inc.	594,757
778	Valmont Industries, Inc.	182,923
6,486	Watsco, Inc.	1,716,325
2,652	WW Grainger, Inc.	1,042,395
		22,950,348
	Commercial & Professional Services - 2.2%
9,359	Booz Allen Hamilton Holding Corp.	742,637
1,715	Equifax, Inc.	434,615
11,043	FTI Consulting, Inc.*	1,487,492
8,616	Jacobs Engineering Group, Inc.	1,141,878
6,109	ManpowerGroup, Inc.	661,483
11,100	Republic Services, Inc.	1,332,666
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Commercial & Professional Services - 2.2% - (continued)
5,273	Robert Half International, Inc.	$ 529,040
4,109	Waste Connections, Inc.	517,446
11,613	Waste Management, Inc.	1,734,518
		8,581,775
	Consumer Durables & Apparel - 1.5%
5,955	Carter's, Inc.	579,064
8,665	Garmin Ltd.	1,347,061
16,339	Newell Brands, Inc.	361,746
18,569	NIKE, Inc. Class B	2,696,776
4,027	Whirlpool Corp.	820,944
		5,805,591
	Consumer Services - 1.4%
4,934	Domino's Pizza, Inc.	2,353,320
54,818	H&R Block, Inc.	1,370,450
3,381	McDonald's Corp.	815,193
1,341	Service Corp. International/US	80,809
694	Starbucks Corp.	76,555
5,799	Yum! Brands, Inc.	709,276
		5,405,603
	Diversified Financials - 2.7%
21,676	Bank of New York Mellon Corp.	1,123,684
12,643	Berkshire Hathaway, Inc. Class B*	3,450,780
5,343	Cboe Global Markets, Inc.	661,784
10,478	Charles Schwab Corp.	763,217
13,360	Franklin Resources, Inc.	397,059
13,296	Houlihan Lokey, Inc.	1,224,562
19,060	Invesco Ltd.	459,537
3,963	Janus Henderson Group plc	163,791
9,624	Jefferies Financial Group, Inc.	357,339
552	Nasdaq, Inc.	106,547
11,071	Raymond James Financial, Inc.	1,021,632
31,301	SLM Corp.	550,898
		10,280,830
	Energy - 0.6%
36,063	Cabot Oil & Gas Corp.	784,731
2	DTE Midstream LLC*	92
25,101	Exxon Mobil Corp.	1,476,441
		2,261,264
	Food & Staples Retailing - 2.1%
9,960	BJ's Wholesale Club Holdings, Inc.*	547,003
1,487	Casey's General Stores, Inc.	280,225
2,039	Costco Wholesale Corp.	916,225
71,225	Kroger Co.	2,879,627
24,040	Walmart, Inc.	3,350,695
		7,973,775
	Food, Beverage & Tobacco - 4.2%
9,915	Altria Group, Inc.	451,331
15,902	Archer-Daniels-Midland Co.	954,279
16,273	Bunge Ltd.	1,323,320
5,815	Campbell Soup Co.	243,125
32,084	Coca-Cola Co.	1,683,447
2,960	Conagra Brands, Inc.	100,255
69,018	Flowers Foods, Inc.	1,630,895
18,881	General Mills, Inc.	1,129,461
6,747	Hershey Co.	1,141,930
5,284	Hormel Foods Corp.	216,644
13,052	JM Smucker Co.	1,566,632
22,691	Kellogg Co.	1,450,409

The accompanying notes are an integral part of these financial statements.
42

Hartford Multifactor US Equity ETF
Schedule of Investments – (continued)
September 30, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Food, Beverage & Tobacco - 4.2% - (continued)
18,195	PepsiCo., Inc.	$ 2,736,710
9,996	Philip Morris International, Inc.	947,521
7,906	Tyson Foods, Inc. Class A	624,100
		16,200,059
	Health Care Equipment & Services - 7.6%
25,357	Abbott Laboratories	2,995,422
1,230	AmerisourceBergen Corp.	146,923
15,343	AMN Healthcare Services, Inc.*	1,760,609
4,895	Anthem, Inc.	1,824,856
16,889	Baxter International, Inc.	1,358,382
2,160	Becton Dickinson and Co.	530,971
33,111	Cardinal Health, Inc.	1,637,670
4,767	Centene Corp.*	297,032
15,819	Cerner Corp.	1,115,556
2,979	Cigna Corp.	596,277
1,626	Cooper Cos., Inc.	672,042
33,487	CVS Health Corp.	2,841,707
2,140	Danaher Corp.	651,502
1,545	Globus Medical, Inc. Class A*	118,378
2,515	Henry Schein, Inc.*	191,542
8,056	Hill-Rom Holdings, Inc.	1,208,400
3,685	Humana, Inc.	1,434,018
1,376	IDEXX Laboratories, Inc.*	855,734
1,408	Laboratory Corp. of America Holdings*	396,268
976	Molina Healthcare, Inc.*	264,799
38,625	Premier, Inc. Class A	1,497,105
10,500	Quest Diagnostics, Inc.	1,525,755
371	Quidel Corp.*	52,367
3,973	ResMed, Inc.	1,047,084
597	STERIS plc	121,955
8,937	UnitedHealth Group, Inc.	3,492,043
2,088	West Pharmaceutical Services, Inc.	886,440
		29,520,837
	Household & Personal Products - 1.3%
5,163	Clorox Co.	855,044
7,744	Colgate-Palmolive Co.	585,292
5,842	Kimberly-Clark Corp.	773,714
20,436	Procter & Gamble Co.	2,856,953
		5,071,003
	Insurance - 3.6%
13,240	Aflac, Inc.	690,200
16,127	Allstate Corp.	2,053,128
2,339	American Financial Group, Inc.	294,316
830	Arthur J Gallagher & Co.	123,380
739	Assurant, Inc.	116,577
1,374	Chubb Ltd.	238,362
14,438	Cincinnati Financial Corp.	1,649,108
3,002	Everest Re Group Ltd.	752,842
4,187	Fidelity National Financial, Inc.	189,839
7,467	Hanover Insurance Group, Inc.	967,873
7,408	Kemper Corp.	494,780
240	Markel Corp.*	286,831
80,932	Old Republic International Corp.	1,871,957
7,531	Principal Financial Group, Inc.	484,996
10,657	Progressive Corp.	963,286
10,308	Prudential Financial, Inc.	1,084,402
10,889	Selective Insurance Group, Inc.	822,446
4,263	Travelers Cos., Inc.	648,019
		13,732,342
	Materials - 2.1%
6,380	Amcor plc	73,944
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Materials - 2.1% - (continued)
2,699	AptarGroup, Inc.	$ 322,126
6,905	Avery Dennison Corp.	1,430,785
15,063	International Paper Co.	842,323
3,390	Louisiana-Pacific Corp.	208,044
16,152	Newmont Corp.	877,054
10,212	Nucor Corp.	1,005,780
1,114	Packaging Corp. of America	153,108
1,250	PPG Industries, Inc.	178,762
8,833	Reliance Steel & Aluminum Co.	1,257,996
2,008	RPM International, Inc.	155,921
5,454	Sealed Air Corp.	298,825
1,324	Sherwin-Williams Co.	370,363
9,642	Sonoco Products Co.	574,470
4,741	Steel Dynamics, Inc.	277,254
		8,026,755
	Media & Entertainment - 6.1%
15,809	Activision Blizzard, Inc.	1,223,458
1,352	Alphabet, Inc. Class A*	3,614,599
1,067	Charter Communications, Inc. Class A*	776,307
57,665	Comcast Corp. Class A	3,225,203
1,379	Electronic Arts, Inc.	196,163
9,566	Facebook, Inc. Class A*	3,246,605
56,087	Fox Corp.	2,249,650
11,154	IAC/InterActiveCorp *	1,453,255
19,327	Interpublic Group of Cos., Inc.	708,721
1,878	Netflix, Inc.*	1,146,218
65,803	News Corp. Class A	1,548,345
34,757	Omnicom Group, Inc.	2,518,492
3,004	Take-Two Interactive Software, Inc.*	462,826
6,865	Walt Disney Co.*	1,161,352
		23,531,194
	Pharmaceuticals, Biotechnology & Life Sciences - 7.8%
24,106	AbbVie, Inc.	2,600,314
3,128	Agilent Technologies, Inc.	492,754
8,498	Amgen, Inc.	1,807,100
1,004	Biogen, Inc.*	284,122
311	Bio-Rad Laboratories, Inc. Class A*	231,990
1,647	Bio-Techne Corp.	798,087
15,600	Bristol-Myers Squibb Co.	923,052
17,651	Eli Lilly & Co.	4,078,264
23,787	Gilead Sciences, Inc.	1,661,522
11,600	Jazz Pharmaceuticals plc*	1,510,436
24,383	Johnson & Johnson	3,937,854
25,463	Merck & Co., Inc.	1,912,526
288	Mettler-Toledo International, Inc.*	396,680
1,353	PerkinElmer, Inc.	234,461
67,285	Pfizer, Inc.	2,893,928
1,516	Regeneron Pharmaceuticals, Inc.*	917,453
5,018	Thermo Fisher Scientific, Inc.	2,866,934
5,592	United Therapeutics Corp.*	1,032,171
3,550	Waters Corp.*	1,268,415
1,585	Zoetis, Inc.	307,712
		30,155,775
	Real Estate - 4.1%
2,454	Alexandria Real Estate Equities, Inc. REIT	468,886
18,190	American Homes 4 Rent Class A, REIT	693,403
1,406	American Tower Corp. REIT	373,166
6,174	Americold Realty Trust REIT	179,355
2,232	AvalonBay Communities, Inc.	494,700
1,232	Camden Property Trust REIT	181,683
4,811	Crown Castle International Corp. REIT	833,843
27,435	CubeSmart REIT	1,329,226

The accompanying notes are an integral part of these financial statements.
43

Hartford Multifactor US Equity ETF
Schedule of Investments – (continued)
September 30, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Real Estate - 4.1% - (continued)
4,403	Digital Realty Trust, Inc. REIT	$ 636,013
8,292	Duke Realty Corp. REIT	396,938
402	Equinix, Inc. REIT	317,632
10,496	Equity Residential REIT	849,336
398	Essex Property Trust, Inc. REIT	127,257
12,083	Extra Space Storage, Inc. REIT	2,029,823
23,988	Iron Mountain, Inc. REIT	1,042,279
11,793	Kilroy Realty Corp. REIT	780,815
11,211	Life Storage, Inc. REIT	1,286,350
3,317	Mid-America Apartment Communities, Inc. REIT	619,450
11,738	National Storage Affiliates Trust	619,649
8,305	Public Storage REIT	2,467,415
		15,727,219
	Retailing - 7.2%
6,526	Advance Auto Parts, Inc.	1,363,216
677	Amazon.com, Inc.*	2,223,972
3,706	AutoNation, Inc.*	451,243
1,137	AutoZone, Inc.*	1,930,615
10,635	Best Buy Co., Inc.	1,124,226
4,581	Dick's Sporting Goods, Inc.	548,666
10,673	Dollar General Corp.	2,264,170
7,150	Dollar Tree, Inc.*	684,398
28,159	eBay, Inc.	1,961,837
10,343	Foot Locker, Inc.	472,261
13,251	Genuine Parts Co.	1,606,419
10,357	Home Depot, Inc.	3,399,789
2,261	Lowe's Cos., Inc.	458,666
2,870	O'Reilly Automotive, Inc.*	1,753,742
4,388	Pool Corp.	1,906,191
13,943	Target Corp.	3,189,740
10,988	Tractor Supply Co.	2,226,279
623	Williams-Sonoma, Inc.	110,477
		27,675,907
	Semiconductors & Semiconductor Equipment - 3.4%
758	Analog Devices, Inc.	126,950
6,557	Applied Materials, Inc.	844,083
4,257	Broadcom, Inc.	2,064,347
1,983	Entegris, Inc.	249,660
70,282	Intel Corp.	3,744,625
1,990	KLA Corp.	665,675
535	Lam Research Corp.	304,495
7,510	NVIDIA Corp.	1,555,772
917	Qorvo, Inc.*	153,313
3,393	QUALCOMM, Inc.	437,629
1,125	Skyworks Solutions, Inc.	185,377
832	Synaptics, Inc.*	149,535
2,057	Teradyne, Inc.	224,563
10,677	Texas Instruments, Inc.	2,052,226
1,789	Xilinx, Inc.	270,121
		13,028,371
	Software & Services - 14.3%
12,079	Accenture plc Class A	3,864,314
5,101	Adobe, Inc.*	2,936,748
11,841	Akamai Technologies, Inc.*	1,238,450
2,090	Aspen Technology, Inc.*	256,652
7,490	Automatic Data Processing, Inc.	1,497,401
11,468	Broadridge Financial Solutions, Inc.	1,911,027
961	Cadence Design Systems, Inc.*	145,534
14,477	Citrix Systems, Inc.	1,554,395
13,279	Cloudflare, Inc.*	1,495,879
2,661	Cognizant Technology Solutions Corp. Class A	197,473
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Software & Services - 14.3% - (continued)
18,130	Dolby Laboratories, Inc. Class A	$ 1,595,440
22,478	Dropbox, Inc. Class A*	656,807
1,622	EPAM Systems, Inc.*	925,318
3,226	Fortinet, Inc.*	942,121
2,675	Gartner, Inc.*	812,879
16,540	International Business Machines Corp.	2,297,902
2,939	Intuit, Inc.	1,585,620
16,571	j2 Global, Inc.*	2,263,930
9,749	Jack Henry & Associates, Inc.	1,599,421
4,744	Mastercard, Inc. Class A	1,649,394
31,739	MAXIMUS, Inc.	2,640,685
13,842	Microsoft Corp.	3,902,337
62,927	Nortonlifelock, Inc.	1,592,053
39,067	Oracle Corp.	3,403,908
17,302	Paychex, Inc.	1,945,610
9,010	PayPal Holdings, Inc.*	2,344,492
5,144	salesforce.com, Inc.*	1,395,156
624	Synopsys, Inc.*	186,832
13,526	Teradata Corp.*	775,716
811	Tyler Technologies, Inc.*	371,965
5,274	VeriSign, Inc.*	1,081,223
10,846	Visa, Inc. Class A	2,415,946
9,369	VMware, Inc. Class A*(1)	1,393,170
101,726	Western Union Co.	2,056,900
1,692	Zoom Video Communications, Inc. Class A*	442,458
		55,375,156
	Technology Hardware & Equipment - 7.9%
4,011	Amphenol Corp. Class A	293,725
21,402	Apple, Inc.	3,028,383
4,922	Arrow Electronics, Inc.*	552,691
8,768	CDW Corp.	1,595,951
75,078	Cisco Systems, Inc.	4,086,496
28,474	Corning, Inc.	1,039,016
22,609	Dell Technologies, Inc.*	2,352,240
78,562	Hewlett Packard Enterprise Co.	1,119,508
121,386	HP, Inc.	3,321,121
16,403	Jabil, Inc.	957,443
36,457	Juniper Networks, Inc.	1,003,297
7,852	Keysight Technologies, Inc.*	1,290,005
10,500	Motorola Solutions, Inc.	2,439,360
22,401	NetApp, Inc.	2,010,714
37,528	Seagate Technology Holdings plc	3,096,811
13,576	SYNNEX Corp.	1,413,262
1,630	Zebra Technologies Corp. Class A*	840,135
		30,440,158
	Telecommunication Services - 2.9%
124,563	AT&T, Inc.	3,364,447
64,078	Lumen Technologies, Inc.	793,926
12,303	T-Mobile U.S., Inc.*	1,571,831
102,172	Verizon Communications, Inc.	5,518,310
		11,248,514
	Transportation - 2.5%
2,430	AMERCO	1,569,853
17,269	CH Robinson Worldwide, Inc.	1,502,403
16,807	Expeditors International of Washington, Inc.	2,002,218
2,198	FedEx Corp.	481,999
2,719	J.B. Hunt Transport Services, Inc.	454,671
3,338	Knight-Swift Transportation Holdings, Inc.	170,739

The accompanying notes are an integral part of these financial statements.
44

Hartford Multifactor US Equity ETF
Schedule of Investments – (continued)
September 30, 2021

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Transportation - 2.5% - (continued)
8,542	Landstar System, Inc.	$ 1,348,099
12,279	United Parcel Service, Inc. Class B	2,236,006
		9,765,988
	Utilities - 4.3%
15,352	Alliant Energy Corp.	859,405
11,868	Ameren Corp.	961,308
10,817	American Electric Power Co., Inc.	878,124
4,631	Atmos Energy Corp.	408,454
13,246	CMS Energy Corp.	791,184
16,358	Consolidated Edison, Inc.	1,187,427
10,482	Dominion Energy, Inc.	765,396
1,250	DTE Energy Co.	139,638
6,497	Duke Energy Corp.	634,042
1,371	Entergy Corp.	136,154
5,831	Evergy, Inc.	362,688
10,311	Exelon Corp.	498,434
37,376	FirstEnergy Corp.	1,331,333
39,539	Hawaiian Electric Industries, Inc.	1,614,377
5,243	IDACORP, Inc.	542,021
4,353	MDU Resources Group, Inc.	129,154
30,709	National Fuel Gas Co.	1,612,837
2,218	OGE Energy Corp.	73,105
13,627	Portland General Electric Co.	640,333
2,077	Public Service Enterprise Group, Inc.	126,489
9,518	Southern Co.	589,830
16,835	UGI Corp.	717,508
8,382	WEC Energy Group, Inc.	739,292
11,424	Xcel Energy, Inc.	714,000
		16,452,533
	Total Common Stocks (cost $351,987,130)	$ 384,416,135
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.3%
	Securities Lending Collateral - 0.3%
71,206	Fidelity Investments Money Market Funds, Government Portfolio, Institutional Class, 0.01%(2)		$ 71,206
944,025	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 0.03%(2)		944,025
51,558	Invesco Government & Agency Portfolio, Institutional Class, 0.03%(2)		51,558
	Total Short-Term Investments (cost $1,066,789)		$ 1,066,789
	Total Investments (cost $353,053,919)	99.9%	$ 385,482,924
	Other Assets and Liabilities	0.1%	477,266
	Total Net Assets	100.0%	$ 385,960,190
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(2)	Current yield as of period end.

Futures Contracts Outstanding at September 30, 2021
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	7	12/17/2021	$ 1,504,213	$ (52,157)
Total futures contracts				$ (52,157)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
45

Hartford Multifactor US Equity ETF
Schedule of Investments – (continued)
September 30, 2021

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 814,367	$ 814,367	$ —	$ —
Banks	14,390,771	14,390,771	—	—
Capital Goods	22,950,348	22,950,348	—	—
Commercial & Professional Services	8,581,775	8,581,775	—	—
Consumer Durables & Apparel	5,805,591	5,805,591	—	—
Consumer Services	5,405,603	5,405,603	—	—
Diversified Financials	10,280,830	10,280,830	—	—
Energy	2,261,264	2,261,264	—	—
Food & Staples Retailing	7,973,775	7,973,775	—	—
Food, Beverage & Tobacco	16,200,059	16,200,059	—	—
Health Care Equipment & Services	29,520,837	29,520,837	—	—
Household & Personal Products	5,071,003	5,071,003	—	—
Insurance	13,732,342	13,732,342	—	—
Materials	8,026,755	8,026,755	—	—
Media & Entertainment	23,531,194	23,531,194	—	—
Pharmaceuticals, Biotechnology & Life Sciences	30,155,775	30,155,775	—	—
Real Estate	15,727,219	15,727,219	—	—
Retailing	27,675,907	27,675,907	—	—
Semiconductors & Semiconductor Equipment	13,028,371	13,028,371	—	—
Software & Services	55,375,156	55,375,156	—	—
Technology Hardware & Equipment	30,440,158	30,440,158	—	—
Telecommunication Services	11,248,514	11,248,514	—	—
Transportation	9,765,988	9,765,988	—	—
Utilities	16,452,533	16,452,533	—	—
Short-Term Investments	1,066,789	1,066,789	—	—
Total	$ 385,482,924	$ 385,482,924	$ —	$ —
Liabilities
Futures Contracts(2)	$ (52,157)	$ (52,157)	$ —	$ —
Total	$ (52,157)	$ (52,157)	$ —	$ —

(1)	For the year ended September 30, 2021, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
46

Hartford Multifactor ETFs
GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BNP	BNP Paribas Securities Services
CITI	Citigroup Global Markets, Inc.
HSBC	HSBC Bank USA
MSC	Morgan Stanley
UBS	UBS AG
WEST	Westpac International
Index Abbreviations:
ASX	Australian Securities Exchange
CBOE	Chicago Board Options Exchange
EAFE	Europe, Australasia and Far East
S&P	Standard & Poor's
Other Abbreviations:
ADR	American Depositary Receipt
Bhd	Berhad
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
NVDR	Non-Voting Depositary Receipt
PJSC	Private Joint Stock Company
PT	Perseroan Terbatas
REIT	Real Estate Investment Trust
Tbk	Terbuka

47

Hartford Multifactor ETFs
 Statements of Assets and Liabilities
September 30, 2021

	Hartford Longevity Economy ETF	Hartford Multifactor Developed Markets (ex-US) ETF	Hartford Multifactor Diversified International ETF	Hartford Multifactor Emerging Markets ETF	Hartford Multifactor Small Cap ETF	Hartford Multifactor US Equity ETF
Assets:
Investments in securities, at market value(1)	$ 25,201,036	$ 1,958,741,002	$ 5,772,284	$ 41,764,904	$ 24,672,409	$ 385,482,924
Cash	4,550	830,716	2,808	50,224	65,887	1,002,388
Cash collateral due from broker on futures contracts	—	579,000	—	29,000	41,000	94,000
Cash collateral held for securities on loan	11,989	1,871,271	5,564	5,402	1,050	56,147
Foreign currency	—	7,872,280	10,002	40,088	2	—
Receivables:
Investment securities sold	—	1,096,169	—	—	—	—
Dividends and interest	31,988	7,683,924	33,932	137,601	17,531	527,028
Securities lending income	510	349,363	351	324	201	2,634
Variation margin on futures contracts	—	179,756	—	1,961	—	—
Tax reclaims	—	4,627,128	6,396	6,905	2,754	—
Total assets	25,250,073	1,983,830,609	5,831,337	42,036,409	24,800,834	387,165,121
Liabilities:
Obligation to return securities lending collateral	239,783	37,425,432	111,276	108,034	21,000	1,122,936
Payables:
Investment securities purchased	—	—	11,924	—	—	—
Investment management fees	9,347	480,373	1,400	15,547	7,052	63,810
Variation margin on futures contracts	—	—	—	—	1,029	18,185
Total liabilities	249,130	37,905,805	124,600	123,581	29,081	1,204,931
Net assets	$ 25,000,943	$ 1,945,924,804	$ 5,706,737	$ 41,912,828	$ 24,771,753	$ 385,960,190
Summary of Net Assets:
Paid-in-capital	$ 25,737,526	$ 2,006,347,451	$ 5,628,835	$ 52,684,319	$ 27,945,271	$ 385,566,630
Distributable earnings (loss)	(736,583)	(60,422,647)	77,902	(10,771,491)	(3,173,518)	393,560
Net assets	25,000,943	1,945,924,804	5,706,737	41,912,828	24,771,753	385,960,190
Net asset value per share	26.32	30.26	28.53	24.65	38.11	39.89
Shares issued and outstanding	950,000	64,300,000	200,000	1,700,000	650,000	9,675,000
Cost of investments	$ 25,481,500	$ 1,758,967,769	$ 5,356,603	$ 39,740,438	$ 24,581,537	$ 353,053,919
Cost of foreign currency	$ —	$ 7,976,056	$ 10,034	$ 40,292	$ 2	$ —
(1) Includes Investment in securities on loan, at market value	$ 232,140	$ 43,472,480	$ 105,154	$ 240,384	$ 20,190	$ 1,085,361
The accompanying notes are an integral part of these financial statements.
48

Hartford Multifactor ETFs
 Statements of Operations
For the Year Ended September 30, 2021

	Hartford Longevity Economy ETF(1)	Hartford Multifactor Developed Markets (ex-US) ETF	Hartford Multifactor Diversified International ETF	Hartford Multifactor Emerging Markets ETF	Hartford Multifactor Small Cap ETF	Hartford Multifactor US Equity ETF
Investment Income:
Dividends	$ 136,347	$ 78,934,856	$ 268,267	$ 1,648,399	$ 253,657	$ 5,676,612
Interest	15	484	3	60	96	839
Securities lending	770	755,803	1,625	2,057	2,999	11,847
Less: Foreign tax withheld	(45)	(6,311,495)	(27,517)	(215,419)	(179)	(80)
Total investment income, net	137,087	73,379,648	242,378	1,435,097	256,573	5,689,218
Expenses:
Investment management fees	35,977	5,813,533	16,032	189,362	47,966	638,095
Total expenses	35,977	5,813,533	16,032	189,362	47,966	638,095
Net Investment Income (Loss)	101,110	67,566,115	226,346	1,245,735	208,607	5,051,123
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	215,074 (2)	131,076,388 (2)	512,217	7,830,035 (2)	2,146,243 (2)	45,824,241 (2)
Futures contracts	—	2,978,740	—	35,234	40,309	327,068
Other foreign currency transactions	—	128,802	(1,838)	(6,599)	—	—
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	215,074	134,183,930	510,379	7,858,670	2,186,552	46,151,309
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	(280,464)	179,175,870	440,824	2,524,192	706,981	21,993,228
Futures contracts	—	(152,408)	—	(5,620)	292	(48,412)
Translation of other assets and liabilities in foreign currencies	—	(228,325)	(247)	(360)	(38)	—
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(280,464)	178,795,137	440,577	2,518,212	707,235	21,944,816
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(65,390)	312,979,067	950,956	10,376,882	2,893,787	68,096,125
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 35,720	$ 380,545,182	$ 1,177,302	$ 11,622,617	$ 3,102,394	$ 73,147,248

(1)	Commenced operations on March 16, 2021.
(2)	Includes realized gains/(losses) as a result of in-kind redemptions (See Note 12 in Notes to Financial Statements).
The accompanying notes are an integral part of these financial statements.
49

Hartford Multifactor ETFs
 Statements of Changes in Net Assets
For the Year Ended September 30, 2021

	Hartford Longevity Economy ETF(1)	Hartford Multifactor Developed Markets (ex-US) ETF
	For the Period Ended September 30, 2021	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Operations:
Net investment income (loss)	$ 101,110	$ 67,566,115	$ 60,351,769
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	215,074	134,183,930	(197,721,076)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(280,464)	178,795,137	(32,293,474)
Net Increase (Decrease) in Net Assets Resulting from Operations	35,720	380,545,182	(169,662,781)
Distributions to Shareholders	(73,437)	(66,581,005)	(66,697,468)
Fund Share Transactions:
Sold	29,116,378	39,421,674	475,004,269
Redeemed	(4,077,718)	(408,608,631)	(573,184,590)
Net increase (decrease) from capital share transactions	25,038,660	(369,186,957)	(98,180,321)
Net Increase (Decrease) in Net Assets	25,000,943	(55,222,780)	(334,540,570)
Net Assets:
Beginning of period	—	2,001,147,584	2,335,688,154
End of period	$ 25,000,943	$ 1,945,924,804	$ 2,001,147,584

(1)	Commenced operations on March 16, 2021.
The accompanying notes are an integral part of these financial statements.
50

Hartford Multifactor ETFs
 Statements of Changes in Net Assets – (continued)
For the Year Ended September 30, 2021

	Hartford Multifactor Diversified International ETF		Hartford Multifactor Emerging Markets ETF
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Operations:
Net investment income (loss)	$ 226,346	$ 151,165	$ 1,245,735	$ 1,536,632
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	510,379	(281,036)	7,858,670	(8,583,548)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	440,577	(349,146)	2,518,212	(1,062,247)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,177,302	(479,017)	11,622,617	(8,109,163)
Distributions to Shareholders	(198,992)	(163,843)	(1,364,480)	(2,328,245)
Fund Share Transactions:
Sold	—	2,754,532	—	3,623,318
Redeemed	—	(2,751,610)	(11,443,163)	(18,945,241)
Other Capital	—	—	11,522	22,366
Net increase (decrease) from capital share transactions	—	2,922	(11,431,641)	(15,299,557)
Net Increase (Decrease) in Net Assets	978,310	(639,938)	(1,173,504)	(25,736,965)
Net Assets:
Beginning of period	4,728,427	5,368,365	43,086,332	68,823,297
End of period	$ 5,706,737	$ 4,728,427	$ 41,912,828	$ 43,086,332
The accompanying notes are an integral part of these financial statements.
51

Hartford Multifactor ETFs
 Statements of Changes in Net Assets – (continued)
For the Year Ended September 30, 2021

	Hartford Multifactor Small Cap ETF		Hartford Multifactor US Equity ETF
	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Operations:
Net investment income (loss)	$ 208,607	$ 199,353	$ 5,051,123	$ 6,630,038
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	2,186,552	(861,728)	46,151,309	(11,372,316)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	707,235	(390,314)	21,944,816	(2,631,141)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,102,394	(1,052,689)	73,147,248	(7,373,419)
Distributions to Shareholders	(202,752)	(463,148)	(5,642,254)	(6,397,955)
Fund Share Transactions:
Sold	21,056,818	3,000,116	245,723,876	70,914,373
Redeemed	(6,907,604)	(10,895,246)	(172,629,516)	(119,273,432)
Other Capital	—	936	—	—
Net increase (decrease) from capital share transactions	14,149,214	(7,894,194)	73,094,360	(48,359,059)
Net Increase (Decrease) in Net Assets	17,048,856	(9,410,031)	140,599,354	(62,130,433)
Net Assets:
Beginning of period	7,722,897	17,132,928	245,360,836	307,491,269
End of period	$ 24,771,753	$ 7,722,897	$ 385,960,190	$ 245,360,836
The accompanying notes are an integral part of these financial statements.
52

Hartford Multifactor ETFs
Financial Highlights

—Selected Per-Share Data(1)—								—Ratios and Supplemental Data —
Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Other Capital	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(4)
Hartford Longevity Economy ETF(5)
For the Period Ended September 30, 2021
$ 25.00	$ 0.18	$ 1.22	$ 1.40	$ —	$ (0.08)	$ (0.08)	$ 26.32	5.58% (6)	$ 25,001	0.44% (7)	0.44% (7)	1.23% (7)	70% (8)
Hartford Multifactor Developed Markets (ex-US) ETF
For the Year Ended September 30, 2021
$ 25.89	$ 0.99	$ 4.37	$ 5.36	$ —	$ (0.99)	$ (0.99)	$ 30.26	20.81%	$ 1,945,925	0.29%	0.29%	3.37%	44%
For the Year Ended September 30, 2020
$ 27.76	$ 0.68	$ (1.79)	$ (1.11)	$ —	$ (0.76)	$ (0.76)	$ 25.89	(4.04)%	$ 2,001,148	0.29%	0.29%	2.60%	57%
For the Year Ended September 30, 2019
$ 28.97	$ 0.98	$ (1.51)	$ (0.53)	$ —	$ (0.68)	$ (0.68)	$ 27.76	(1.78)%	$ 2,335,688	0.29%	0.29%	3.56%	63%
For the Year Ended September 30, 2018
$ 28.24	$ 0.91	$ 0.45(9)	$ 1.36	$ 0.00 (10)	$ (0.63)	$ (0.63)	$ 28.97	4.85%	$ 811,066	0.31%	0.31%	3.17%	47%
For the Year Ended September 30, 2017
$ 24.60	$ 0.82	$ 3.55	$ 4.37	$ —	$ (0.73)	$ (0.73)	$ 28.24	18.18%	$ 131,327	0.42%	0.40%	3.13%	46%
Hartford Multifactor Diversified International ETF
For the Year Ended September 30, 2021
$ 23.64	$ 1.13	$ 4.75	$ 5.88	$ —	$ (0.99)	$ (0.99)	$ 28.53	25.06%	$ 5,707	0.29%	0.29%	4.09%	89%
For the Year Ended September 30, 2020
$ 26.84	$ 0.75	$ (3.13)	$ (2.38)	$ —	$ (0.82)	$ (0.82)	$ 23.64	(9.03)%	$ 4,728	0.29%	0.29%	3.06%	156%
For the Year Ended September 30, 2019
$ 27.35	$ 0.69	$ (0.51)	$ 0.18	$ —	$ (0.69)	$ (0.69)	$ 26.84	0.81%	$ 5,368	0.29%	0.29%	2.64%	38%
For the Year Ended September 30, 2018
$ 26.58	$ 0.65	$ 0.71	$ 1.36	$ —	$ (0.59)	$ (0.59)	$ 27.35	5.16%	$ 5,470	0.33%	0.33%	2.37%	35%
For the Period Ended September 30, 2017(11)
$ 25.02	$ 0.30	$ 1.40	$ 1.70	$ —	$ (0.14)	$ (0.14)	$ 26.58	6.84% (6)	$ 5,317	0.39% (7)	0.39% (7)	3.01% (7)	48%
Hartford Multifactor Emerging Markets ETF
For the Year Ended September 30, 2021
$ 19.58	$ 0.69	$ 5.10	$ 5.79	$ 0.01	$ (0.73)	$ (0.73)	$ 24.65	29.81%	$ 41,913	0.44%	0.44%	2.89%	96%
For the Year Ended September 30, 2020
$ 22.20	$ 0.58	$ (2.37)	$ (1.79)	$ 0.01	$ (0.84)	$ (0.84)	$ 19.58	(8.34)%	$ 43,086	0.44%	0.44%	2.80%	77%
For the Year Ended September 30, 2019
$ 23.24	$ 0.66	$ (1.12)	$ (0.46)	$ 0.03	$ (0.61)	$ (0.61)	$ 22.20	(1.90)%	$ 68,823	0.49%	0.49%	2.89%	78%
For the Year Ended September 30, 2018
$ 24.34	$ 0.60	$ (1.24)	$ (0.64)	$ 0.01	$ (0.47)	$ (0.47)	$ 23.24	(2.64)%	$ 65,080	0.52%	0.52%	2.42%	25%
For the Year Ended September 30, 2017
$ 21.62	$ 0.49	$ 2.63	$ 3.12	$ —	$ (0.40)	$ (0.40)	$ 24.34	14.63%	$ 46,239	0.62%	0.60%	2.17%	30%
Hartford Multifactor Small Cap ETF
For the Year Ended September 30, 2021
$ 25.74	$ 0.54	$ 12.37	$ 12.91	$ —	$ (0.54)	$ (0.54)	$ 38.11	50.39%	$ 24,772	0.34%	0.34%	1.48%	73%
For the Year Ended September 30, 2020
$ 28.55	$ 0.41	$ (2.34)	$ (1.93)	$ 0.00 (10)	$ (0.88)	$ (0.88)	$ 25.74	(7.05)%	$ 7,723	0.35%	0.35%	1.52%	158%
The accompanying notes are an integral part of these financial statements.
53

Hartford Multifactor ETFs
Financial Highlights – (continued)

—Selected Per-Share Data(1)—								—Ratios and Supplemental Data —
Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Other Capital	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(4)
Hartford Multifactor Small Cap ETF – (continued)
For the Year Ended September 30, 2019
$ 31.78	$ 0.81	$ (3.23)	$ (2.42)	$ 0.00 (10)	$ (0.81)	$ (0.81)	$ 28.55	(7.46)%	$ 17,133	0.39%	0.39%	2.80%	50%
For the Year Ended September 30, 2018
$ 30.25	$ 0.72	$ 1.54	$ 2.26	$ 0.00 (10)	$ (0.73)	$ (0.73)	$ 31.78	7.52%	$ 22,243	0.44%	0.44%	2.26%	41%
For the Year Ended September 30, 2017
$ 25.46	$ 0.57	$ 4.79	$ 5.36	$ —	$ (0.57)	$ (0.57)	$ 30.25	21.37%	$ 18,148	0.60%	0.56%	2.08%	48%
Hartford Multifactor US Equity ETF
For the Year Ended September 30, 2021
$ 31.76	$ 0.57	$ 8.22	$ 8.79	$ —	$ (0.66)	$ (0.66)	$ 39.89	27.83%	$ 385,960	0.19%	0.19%	1.50%	76%
For the Year Ended September 30, 2020
$ 32.20	$ 0.70	$ (0.45)	$ 0.25	$ —	$ (0.69)	$ (0.69)	$ 31.76	0.92%	$ 245,361	0.19%	0.19%	2.25%	71%
For the Year Ended September 30, 2019
$ 33.01	$ 0.73	$ (0.89)(9)	$ (0.16)	$ —	$ (0.65)	$ (0.65)	$ 32.20	(0.31)%	$ 307,491	0.19%	0.19%	2.35%	81%
For the Year Ended September 30, 2018
$ 28.77	$ 0.57	$ 4.15	$ 4.72	$ —	$ (0.48)	$ (0.48)	$ 33.01	16.47%	$ 173,304	0.21%	0.21%	1.80%	36%
For the Year Ended September 30, 2017
$ 24.44	$ 0.51	$ 4.30	$ 4.81	$ —	$ (0.48)	$ (0.48)	$ 28.77	19.84%	$ 34,524	0.34%	0.31%	1.92%	36%

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Total return is calculated assuming a hypothetical purchase of beneficial shares on the opening of the first day at the net asset value and a sale on the closing of the last day at the net asset value of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at net asset value at the end of the distribution day.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(5)	Commenced operations on March 16, 2021.
(6)	Not annualized.
(7)	Annualized.
(8)	Reflects the Fund's portfolio turnover for the period March 16, 2021 through September 30, 2021.
(9)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(10)	Per share amount is less than $0.005.
(11)	Commenced operations on May 10, 2017.
The accompanying notes are an integral part of these financial statements.
54

Hartford Multifactor ETFs
 Notes to Financial Statements
 September 30, 2021

1.	Organization:
Lattice Strategies Trust (the "Trust") is an open-end registered management investment company comprised of six series as of September 30, 2021. Financial statements for the series of the Trust listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

Lattice Strategies Trust:
Hartford Longevity Economy ETF (the "Longevity Economy ETF")
Hartford Multifactor Developed Markets (ex-US) ETF (the "Multifactor Developed Markets (ex-US) ETF")
Hartford Multifactor Diversified International ETF (the "Multifactor Diversified International ETF")
Hartford Multifactor Emerging Markets ETF (the "Multifactor Emerging Markets ETF")
Hartford Multifactor Small Cap ETF (the "Multifactor Small Cap ETF")
Hartford Multifactor US Equity ETF (the "Multifactor US Equity ETF")
Longevity Economy ETF commenced operations on March 16, 2021. Multifactor Diversified International ETF commenced operations on May 10, 2017. Multifactor Small Cap ETF commenced operations on March 23, 2015. Each of the other Funds commenced operations on February 25, 2015.
Each Fund is an exchange-traded fund (‘‘ETF’’) that trades on an exchange like other publicly traded securities. Each Fund is designed to track an index. Shares of Longevity Economy ETF, Multifactor Developed Markets (ex-US) ETF, Multifactor Emerging Markets ETF, Multifactor Small Cap ETF and Multifactor US Equity ETF are listed and traded on NYSE Arca, Inc. ("NYSE Arca"). Shares of Multifactor Diversified International ETF are listed and traded on Cboe BZX Exchange, Inc. (“Cboe BZX”). Each share of a Fund represents a partial ownership in the Fund's assets and liabilities, including securities held by the Fund. Shares of a Fund may be purchased or redeemed directly from the Fund in Creation Units at net asset value ("NAV") only by certain large institutional investors (‘‘Authorized Participants’’) who have entered into agreements with ALPS Distributors, Inc. (‘‘ALPS’’ or the ‘‘Distributor’’), the Funds’ Distributor.
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. The Trust was organized as a Delaware statutory trust on April 15, 2014 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of the Funds are registered under the Securities Act of 1933, as amended (the ‘‘Securities Act’’). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 "Financial Services – Investment Companies."
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The net asset value ("NAV") of each Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept creation and redemption orders and calculate each Fund’s NAV in accordance with applicable law. The NAV for the shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to the shares by the number of shares outstanding. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV per share of each Fund, portfolio securities and other assets held in a Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Trustees (the "Board") of the Trust (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior
55

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2021

to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, sell or redeem shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange. If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the close of the relevant exchange. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the close of the relevant exchange. Over-the-counter derivatives and other instruments that do not trade on an exchange are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or sell shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
56

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2021

The Board has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Dividend Distributions to Shareholders – Dividends are declared pursuant to a policy adopted by the Board. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of Multifactor Developed Markets (ex-US) ETF, Multifactor Diversified International ETF and Multifactor Emerging Markets ETF is to pay dividends from net investment income and realized gains, if any, semi-annually. The policy of Longevity Economy ETF, Multifactor US Equity ETF and Multifactor Small Cap ETF is to pay dividends from net investment income and realized gains, if any, quarterly. The policy of Multifactor Small Cap ETF until June 1, 2020 was to pay dividends from net investment income, if any, semi-annually. Amounts may vary significantly from period to period and realized gains, if any, are paid at least once a year. Dividends may be declared and paid more frequently or at any other times to comply with the distribution requirements of the Internal Revenue Code.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. (See Federal Income Taxes: Distributions and Components of Distributable Earnings and classification of Capital Accounts notes).
3.	Securities and Other Investments:
Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund’s Schedule of Investments.
57

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2021

4.	Financial Derivative Instruments:
The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the year ended September 30, 2021, each of Multifactor Developed Markets (ex-US) ETF, Multifactor Emerging Markets ETF, Multifactor Small Cap ETF and Multifactor US Equity ETF had used Futures Contracts.
b)	Additional Derivative Instrument Information:
Multifactor Developed Markets (ex-US) ETF

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 498,176	$ —	$ 498,176
Total	$ —	$ —	$ —	$ 498,176	$ —	$ 498,176

(1)	Amount represents the cumulative depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 2,978,740	$ —	$ 2,978,740
Total	$ —	$ —	$ —	$ 2,978,740	$ —	$ 2,978,740
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ (152,408)	$ —	$ (152,408)
Total	$ —	$ —	$ —	$ (152,408)	$ —	$ (152,408)
For the year ended September 30, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	92
58

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2021

Multifactor Emerging Markets ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 10,888	$ —	$ 10,888
Total	$ —	$ —	$ —	$ 10,888	$ —	$ 10,888

(1)	Amount represents the cumulative depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 35,234	$ —	$ 35,234
Total	$ —	$ —	$ —	$ 35,234	$ —	$ 35,234
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ (5,620)	$ —	$ (5,620)
Total	$ —	$ —	$ —	$ (5,620)	$ —	$ (5,620)
For the year ended September 30, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	3
Multifactor Small Cap ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 1,092	$ —	$ 1,092
Total	$ —	$ —	$ —	$ 1,092	$ —	$ 1,092

(1)	Amount represents the cumulative depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

59

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2021

Multifactor Small Cap ETF – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 40,309	$ —	$ 40,309
Total	$ —	$ —	$ —	$ 40,309	$ —	$ 40,309
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ 292	$ —	$ 292
Total	$ —	$ —	$ —	$ 292	$ —	$ 292
For the year ended September 30, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	1
Multifactor US Equity ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ 52,157	$ —	$ 52,157
Total	$ —	$ —	$ —	$ 52,157	$ —	$ 52,157

(1)	Amount represents the cumulative depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2021:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ 327,068	$ —	$ 327,068
Total	$ —	$ —	$ —	$ 327,068	$ —	$ 327,068
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ (48,412)	$ —	$ (48,412)
Total	$ —	$ —	$ —	$ (48,412)	$ —	$ (48,412)
For the year ended September 30, 2021, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	6
c)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master
60

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2021

netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of September 30, 2021:

Multifactor Developed Markets (ex-US) ETF
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (498,176)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(498,176)
Derivatives not subject to a MNA	—	498,176
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

Multifactor Emerging Markets ETF
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (10,888)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(10,888)
Derivatives not subject to a MNA	—	10,888
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

Multifactor Small Cap ETF
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (1,092)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(1,092)
Derivatives not subject to a MNA	—	1,092
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

Multifactor US Equity ETF
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (52,157)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(52,157)
Derivatives not subject to a MNA	—	52,157
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund's prospectus provides details of that Fund's principal risks.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.
61

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2021

A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The current ongoing outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of the ongoing COVID-19 pandemic remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
A Fund’s focus on securities of issuers that reflect a specific theme or focus on a specific sector or industry may affect the Fund’s exposure to certain industries or types of investments. The Fund’s relative investment performance may also be affected depending on whether such themes, sectors, industries or investments are in or out of favor with the market. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies and developments affecting companies focused on longevity and aging solutions generally. In addition, under certain market conditions, a Fund may underperform funds that invest in a broader array of investments
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2021. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies ("PFICs"), Real Estate Investment Trusts ("REITs"), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the year ended September 30, 2021 and September 30, 2020 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
Fund	Ordinary Income	Ordinary Income
Longevity Economy ETF(1)	$ 73,437	$ —
Multifactor Developed Markets (ex-US) ETF	66,581,005	66,697,468
Multifactor Diversified International ETF	198,992	163,843
Multifactor Emerging Markets ETF	1,364,480	2,328,245
Multifactor Small Cap ETF	202,752	463,148
Multifactor US Equity ETF	5,642,254	6,397,955

(1)	For the period March 16, 2021 (commencement of operations) through September 30, 2021.
62

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2021

As of September 30, 2021, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Longevity Economy ETF	$ 27,673	$ (411,394)	$ (352,862)	$ (736,583)
Multifactor Developed Markets (ex-US) ETF	36,268,369	(283,952,554)	187,261,538	(60,422,647)
Multifactor Diversified International ETF	165,245	(477,047)	389,704	77,902
Multifactor Emerging Markets ETF	803,804	(13,380,541)	1,805,246	(10,771,491)
Multifactor Small Cap ETF	13,118	(3,274,560)	87,924	(3,173,518)
Multifactor US Equity ETF	55,600	(31,023,209)	31,361,169	393,560
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as redemption in-kind transactions. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type of book and tax differences that exist. For the year or period ended September 30, 2021, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Longevity Economy ETF(1)	$ 698,866	$ (698,866)
Multifactor Developed Markets (ex-US) ETF	64,651,461	(64,651,461)
Multifactor Emerging Markets ETF	1,142,127	(1,142,127)
Multifactor Small Cap ETF	1,720,670	(1,720,670)
Multifactor US Equity ETF	46,681,028	(46,681,028)

(1)	For the period March 16, 2021 (commencement of operations) through September 30, 2021.
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period of time.
At September 30, 2021 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Longevity Economy ETF	$ 411,394	$ —
Multifactor Developed Markets (ex-US) ETF	202,716,410	81,236,144
Multifactor Diversified International ETF	419,538	57,509
Multifactor Emerging Markets ETF	7,037,836	6,342,705
Multifactor Small Cap ETF	2,226,711 (1)	1,047,849 (1)
Multifactor US Equity ETF	23,354,516	7,668,693

(1)	Future utilization of losses are subject to limitation under the current tax laws.
During the year ended September 30, 2021, Multifactor Developed Markets (ex-US) ETF utilized $60,638,784, Multifactor Diversified International ETF utilized $455,109, Multifactor Emerging Markets Equity ETF utilized $5,988,122, Multifactor Small Cap ETF utilized $465,827 and Multifactor US Equity ETF utilized $355,001 of prior year capital loss carryforwards, respectively.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at September 30, 2021 is different from book purposes primary due to wash sale loss deferrals, passive foreign investment company (PFIC) mark-to-market adjustments and non-taxable distributions from underlying investments. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation was also different from book purposes primarily due to wash sales loss deferrals, REIT adjustments and mark-to-market adjustments on PFICs and futures. Both the cost and unrealized appreciation and depreciation for federal
63

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2021

income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Longevity Economy ETF	$ 25,553,898	$ 603,939	$ (956,801)	$ (352,862)
Multifactor Developed Markets (ex-US) ETF	1,771,390,446	250,612,516	(63,261,960)	187,350,556
Multifactor Diversified International ETF	5,382,470	581,819	(192,005)	389,814
Multifactor Emerging Markets ETF	39,958,281	4,154,246	(2,347,623)	1,806,623
Multifactor Small Cap ETF	24,584,549	1,506,606	(1,418,746)	87,860
Multifactor US Equity ETF	354,121,756	37,850,627	(6,489,459)	31,361,168
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC ("HFMC") reviews each Fund’s tax positions for all open tax years. As of September 30, 2021, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for three years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year or period ended September 30, 2021, the Funds did not incur any interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Advisory Agreement – Lattice Strategies LLC (the “Adviser” or “Lattice”) serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust. Lattice is a wholly owned subsidiary of HFMC, which is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). Lattice has overall investment supervisory responsibility for each Fund. In addition, Lattice provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. Lattice has contracted with Mellon Investments Corporation (“Mellon”) under a sub-advisory agreement pursuant to which Mellon performs the daily investment of the assets of each Fund in accordance with each Fund’s investment objective and policies. Each Fund pays a fee to Lattice, a portion of which may be used to compensate Mellon.
Under the Investment Advisory Agreement, the Adviser agrees to pay all expenses of the Trust, except for (i) interest and taxes; (ii) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (iii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iv) extraordinary expenses; (v) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) acquired fund fees and expenses; and (vii) the advisory fee payable to the Adviser under the Investment Advisory Agreement. The payment or assumption by the Adviser of any expense of the Trust that the Adviser is not required by the Investment Advisory Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Trust on any subsequent occasion.
The schedule below reflects the rates of compensation paid to Lattice for investment advisory services rendered as of September 30, 2021; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Longevity Economy ETF	0.44%
Multifactor Developed Markets (ex-US) ETF	0.29%
Multifactor Diversified International ETF	0.29%
Multifactor Emerging Markets ETF	0.44%
Multifactor Small Cap ETF	0.34%
Multifactor US Equity ETF	0.19%
b)	Distribution Plans - Each Fund has adopted a Rule 12b-1 Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of each Fund’s average daily net assets may be made for the sale and distribution of its shares. The Board has determined that the Funds may not make payments under the Rule 12b-1 Distribution and Service Plan until authorized to do so by affirmative action of the Board. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees.
For the year or period ended September 30, 2021, the Funds did not pay any Rule 12b-1 fees.
c)	Other Related Party Transactions – Certain officers of the Trust are trustees and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year or period ended September 30, 2021, a portion of the Trust's Chief Compliance Officer’s ("CCO") compensation was paid by HFMC. As part of the Funds' Investment Management Agreement, HFMC also pays any CCO compensation on behalf of the Funds.
64

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2021

8.	Securities Lending:
The Trust has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; and cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; and (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective. These events could also trigger adverse tax consequences for the Fund.
The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
The following table presents the market value of each Funds' securities on loan, net of amounts available for offset under the master netting arrangements and any related collateral received by the Fund as of September 30, 2021.

Fund	Investment Securities on Loan, at market value, Presented on the Statement of Assets and Liabilities(1)	Collateral Posted by Borrower(2)	Net Amount(3)
Longevity Economy ETF	$ 232,140	$ (232,140)	$ —
Multifactor Developed Markets (ex-US) ETF	43,472,480	(43,472,480)	—
Multifactor Diversified International ETF	105,154	(105,154)	—
Multifactor Emerging Markets ETF	240,384	(240,384)	—
Multifactor Small Cap ETF	20,190	(20,190)	—
Multifactor US Equity ETF	1,085,361	(1,085,361)	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract.
(2)	Collateral received in excess of the market value of securities on loan is not presented in this table.
(3)	Net amount represents the net amount receivable due from the counterparty in the event of default.
The total cash and non-cash collateral received by each Fund in connection with securities lending transactions is presented below:
Fund	Cash Collateral	Non-Cash Collateral
Longevity Economy ETF	$ 239,783	$ —
Multifactor Developed Markets (ex-US) ETF	37,425,432	8,732,366
Multifactor Diversified International ETF	111,276	2,293
Multifactor Emerging Markets ETF	108,034	144,390
Multifactor Small Cap ETF	21,000	—
Multifactor US Equity ETF	1,122,936	—
9.	Secured Borrowings:
The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2021.
65

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2021

Certain Transfers Accounted For As Secured Borrowings
Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	< 30 days	Between 30 & 90 days	> 90 days	Total
Longevity Economy ETF
Securities Lending Transactions(1)
Common Stocks	$ 239,783	$ —	$ —	$ —	$ 239,783
Total Borrowings	$ 239,783	$ —	$ —	$ —	$ 239,783
Gross amount of recognized liabilities for securities lending transactions					$ 239,783
Multifactor Developed Markets (ex-US) ETF
Securities Lending Transactions(1)
Common Stocks	$ 37,425,432	$ —	$ —	$ —	$ 37,425,432
Total Borrowings	$ 37,425,432	$ —	$ —	$ —	$ 37,425,432
Gross amount of recognized liabilities for securities lending transactions					$ 37,425,432
Multifactor Diversified International ETF
Securities Lending Transactions(1)
Common Stocks	$ 111,276	$ —	$ —	$ —	$ 111,276
Total Borrowings	$ 111,276	$ —	$ —	$ —	$ 111,276
Gross amount of recognized liabilities for securities lending transactions					$ 111,276
Multifactor Emerging Markets ETF
Securities Lending Transactions(1)
Common Stocks	$ 108,034	$ —	$ —	$ —	$ 108,034
Total Borrowings	$ 108,034	$ —	$ —	$ —	$ 108,034
Gross amount of recognized liabilities for securities lending transactions					$ 108,034
Multifactor Small Cap ETF
Securities Lending Transactions(1)
Common Stocks	$ 21,000	$ —	$ —	$ —	$ 21,000
Total Borrowings	$ 21,000	$ —	$ —	$ —	$ 21,000
Gross amount of recognized liabilities for securities lending transactions					$ 21,000
Multifactor US Equity ETF
Securities Lending Transactions(1)
Common Stocks	$ 1,122,936	$ —	$ —	$ —	$ 1,122,936
Total Borrowings	$ 1,122,936	$ —	$ —	$ —	$ 1,122,936
Gross amount of recognized liabilities for securities lending transactions					$ 1,122,936

(1)	Amount represents the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand.
10.	Custodian and Transfer Agent:
State Street Bank and Trust Company ("State Street") serves as Custodian for the Funds pursuant to a custodian agreement ("Custodian Agreement") dated December 31, 2014, as amended from time to time. As Custodian, State Street holds each Fund’s assets, calculates the net asset value of the shares and calculates net income and realized capital gains or losses. State Street serves as Transfer Agent of each Fund pursuant to a transfer agency and service agreement ("Transfer Agency and Service Agreement") dated February 13, 2018, as amended from time to time. As Transfer Agent, State Street maintains the records of each Authorized Participant’s ownership of each Fund and processes the purchases and redemptions of Creation Units.
For the services provided under the Custodian Agreement and Transfer Agency and Service Agreement, Lattice, and not the Funds, compensates State Street pursuant to the Funds' unitary management fee structure.
66

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2021

11.	Affiliate Holdings:
As of September 30, 2021, affiliates of The Hartford had ownership of shares in each Fund as follows:

Fund	Percentage of Fund
Longevity Economy ETF	99%
Multifactor Diversified International ETF	40%
Multifactor Small Cap ETF	58%
As of September 30, 2021, affiliated funds of funds and the 529 plan for which HFMC serves as the program manager (the “529 plan”) in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds and the 529 plan. Affiliated funds of funds and the 529 plan owned shares in the Funds listed below as follows:
Fund	Percentage of Fund
Multifactor Developed Markets (ex-US) ETF	5%
Multifactor Emerging Markets ETF	12%
Multifactor US Equity ETF	26%
12.	Investment Transactions:
For the year or period ended September 30, 2021, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Longevity Economy ETF	$ 13,247,050	$ 10,965,236	$ 13,247,050	$ 10,965,236
Multifactor Developed Markets (ex-US) ETF	867,083,886	875,483,435	867,083,886	875,483,435
Multifactor Diversified International ETF	4,851,749	4,843,674	4,851,749	4,843,674
Multifactor Emerging Markets ETF	40,372,336	45,423,315	40,372,336	45,423,315
Multifactor Small Cap ETF	10,318,705	10,254,668	10,318,705	10,254,668
Multifactor US Equity ETF	249,394,065	249,840,182	249,394,065	249,840,182
For the year or period ended September 30, 2021, in-kind transactions, which are not included in the table above, associated with purchase or redemption of Creation Units were as follows:
Fund	Cost of Purchases	Sales Proceeds	Realized Gain/(Loss)
Longevity Economy ETF	$ 26,824,462	$ 4,075,056	$ 698,883
Multifactor Developed Markets (ex-US) ETF	37,055,113	397,305,956	66,692,405
Multifactor Emerging Markets ETF	—	6,483,905	1,205,138
Multifactor Small Cap ETF	21,052,551	6,905,576	1,717,294
Multifactor US Equity ETF	243,692,502	170,678,013	46,849,737
13.	Share Transactions:
Each Fund will issue and redeem shares at NAV only with certain Authorized Participants in large increments known as ‘‘Creation Units.” Purchases of Creation Units are made by tendering a basket of designated securities and/or cash to a Fund and redemption proceeds are paid with a basket of securities and/or cash from the Fund with a balancing cash component to equate the market value of the basket securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted in an amount equivalent to the value of securities included in the relevant baskets for any reason at the Trust’s sole discretion. Each Fund’s shares are available in smaller increments to individual investors in the secondary market at market prices and may be subject to commissions. Authorized Participants may be required to pay a transaction fee when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units, and is recorded as Other Capital on the Statements of Changes in Net Assets.
Purchase or redemption of Creation Units is only available to an Authorized Participant. An Authorized Participant is either (1) a ‘‘Participating Party,’’ (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) (‘‘Clearing Process’’), or (2) a participant of DTC (‘‘DTC Participant’’), and, in each case, must have executed an agreement (‘‘Participation Agreement’’) with the Distributor with respect to creations and redemptions of Creation Units.
67

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2021

Shares of Longevity Economy ETF, Multifactor Developed Markets (ex-US) ETF, Multifactor Emerging Markets ETF, Multifactor Small Cap ETFand Multifactor US Equity ETF are listed on the NYSE Arca and shares of Multifactor Diversified International ETF are listed on the Cboe BZX. Shares of each Fund are publicly traded. Retail investors may purchase or sell shares in the secondary market (not from the Fund) through a broker or dealer. Investors purchasing or selling shares in the secondary market may pay a commission, market premium or discount or other transaction charge, to a broker or dealer, as well as some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by a broker or dealer, there is no minimum dollar amount upon purchase and no minimum number of shares that must be purchased in the secondary market. Because transactions in the secondary market occur at market prices, an investor may pay more than NAV upon purchase of shares and may receive less than a Fund’s NAV upon sale of shares.
Because each Fund is structured as an ETF, individual shares may only be purchased and sold on a listing exchange through a broker-dealer. The price of shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Funds generally will issue or redeem Creation Units in return for a designated basket of securities and/or cash that the Fund specifies each business day. The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time.
The following information is for the years or periods ended September 30, 2021 and September 30, 2020:

	For the Year or Period Ended September 30, 2021		For the Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Longevity Economy ETF(1)
Shares Sold	1,100,001	$ 29,116,378
Shares Redeemed	(150,001)	(4,077,718)
Total Net Increase (Decrease)	950,000	25,038,660
Multifactor Developed Markets (ex-US) ETF
Shares Sold	1,400,000	$ 39,421,674	16,650,000	$ 475,004,269
Shares Redeemed	(14,400,000)	(408,608,631)	(23,500,000)	(573,184,590)
Total Net Increase (Decrease)	(13,000,000)	(369,186,957)	(6,850,000)	(98,180,321)
Multifactor Diversified International ETF
Shares Sold	—	$ —	100,000	$ 2,754,532
Shares Redeemed	—	—	(100,000)	(2,751,610)
Total Net Increase (Decrease)	—	—	—	2,922
Multifactor Emerging Markets ETF
Shares Sold	—	$ —	200,000	$ 3,623,318
Shares Redeemed	(500,000)	(11,443,163)	(1,100,000)	(18,945,241)
Other Capital	—	11,522	—	22,366
Total Net Increase (Decrease)	(500,000)	(11,431,641)	(900,000)	(15,299,557)
Multifactor Small Cap ETF
Shares Sold	550,000	$ 21,056,818	100,000	$ 3,000,116
Shares Redeemed	(200,000)	(6,907,604)	(400,000)	(10,895,246)
Other Capital	—	—	—	936
Total Net Increase (Decrease)	350,000	14,149,214	(300,000)	(7,894,194)
Multifactor US Equity ETF
Shares Sold	6,450,000	$ 245,723,876	2,250,000	$ 70,914,373
Shares Redeemed	(4,500,000)	(172,629,516)	(4,075,000)	(119,273,432)
Total Net Increase (Decrease)	1,950,000	73,094,360	(1,825,000)	(48,359,059)

(1)	Commenced operations on March 16, 2021.
14.	Indemnifications:
Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under the applicable laws of the State of Delaware and federal securities laws. In addition, the Trust, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
68

Hartford Multifactor ETFs
 Notes to Financial Statements – (continued)
 September 30, 2021

15.	Recent Accounting Pronouncement:
In March 2020, FASB issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing LIBOR or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued over the period of time the ASU is effective.
16.	Change in Independent Registered Public Accounting Firm:
On November 6, 2019, the Trust, on behalf of each of Developed Markets (ex – US) ETF, Diversified International ETF, Emerging Markets ETF, Small Cap ETF and US Equity ETF, dismissed Ernst & Young LLP (“EY”) as the Funds’ independent registered public accounting firm effective upon the issuance of EY’s report on the Funds’ financial statements as of and for the fiscal year ended September 30, 2019. EY’s report on the Funds’ financial statements for the fiscal periods ended September 30, 2018 and September 30, 2019 contained no adverse opinion or disclaimer of opinion nor was EY’s report qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal periods ended on September 30, 2018 and September 30, 2019 and through November 26, 2019 (the “Covered Period”), (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for the Covered Period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On November 6, 2019, the Audit Committee of the Trust’s Board of Trustees participated in and approved the decision to engage PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for each of Developed Markets (ex – US) ETF, Diversified International ETF, Emerging Markets ETF, Small Cap ETF and US Equity ETF for the fiscal year ended September 30, 2020. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Trust or the Board with the performance of the Funds’ prior independent registered public accounting firm, EY. During the Covered Period, neither the Funds, nor anyone on their behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).
17.	Subsequent Events:
Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.
69

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Lattice Strategies Trust and Shareholders of Hartford Longevity Economy ETF, Hartford Multifactor Developed Markets (ex-US) ETF, Hartford Multifactor Diversified International ETF, Hartford Multifactor Emerging Markets ETF, Hartford Multifactor Small Cap ETF, and Hartford Multifactor US Equity ETF

Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (constituting Lattice Strategies Trust, hereafter collectively referred to as the "Funds") as of September 30, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Statement of operations	Statement of changes in net assets	Financial highlights
Hartford Multifactor Developed Markets (ex-US) ETF
Hartford Multifactor Diversified International Equity ETF
Hartford Multifactor Emerging Markets ETF
Hartford Multifactor Small Cap ETF
Hartford Multifactor US Equity ETF	For the year ended September 30, 2021	For the years ended September 30, 2021 and 2020	For the years ended September 30, 2021 and 2020
Hartford Longevity Economy ETF	For the period March 16, 2021 (commencement of operations) to September 30, 2021	For the period March 16, 2021 (commencement of operations) to September 30, 2021	For the period March 16, 2021 (commencement of operations) to September 30, 2021
The financial statements of the Funds as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 26, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 23, 2021
We have served as the auditor of one or more Hartford investment companies since 2020.
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Hartford Multifactor ETFs
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program (“LRM Program”) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Trustees (“Board”) of Lattice Strategies Trust has appointed Hartford Funds Management Company, LLC (“HFMC”) to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments (“HLIM”); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held May 11-13, 2021, HFMC provided an annual written report to the Board covering the period from April 1, 2020 through March 31, 2021. The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•	whether the third-party liquidity vendor’s (“LRM Program Vendor”) processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.
From April 1, 2020 through March 31, 2021, HFMC did not reduce the HLIM for any Fund. As part of its ongoing review and assessment, HFMC increased (by 1%) the HLIM for Hartford Multifactor Developed Markets (ex-US) ETF based on the HFMC’s methodology of assessing the potential maximum one-day redemption amount to exceed a certain threshold.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
71

Hartford Multifactor ETFs
Trustees and Officers of the Trust (Unaudited)

Lattice Strategies Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The following tables present certain information regarding the Trustees and officers of the Trust as of September 30, 2021. For more information regarding the Trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-800-456-7526.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES BY TRUSTEE
NON-INTERESTED TRUSTEES
HILARY E. ACKERMANN (1956)	Trustee	Since 2017	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	76	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition in by Vistra Energy Corporation in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.
ROBIN C. BEERY (1967)	Trustee	Since 2016	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	76	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.
LYNN S. BIRDSONG† (1946)	Trustee	Trustee since 2017; Chair of the Board 2019-2021	From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm.	76	None
DERRICK D. CEPHAS (1952)	Trustee	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	76	Mr. Cephas currently serves a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee. Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust.
CHRISTINE R. DETRICK(4) (1958)	Trustee and Chair of the Board	Since 2017; Chair of the Board since 2021	Ms. Detrick served as a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	76	Ms. Detrick serves as a Director and Chair of the Nominating and Governance Committee of Reinsurance Group of America (from January 2014 to present). She also serves as a Director of Charles River Associates (May 2020 to present) and serves as a Director of Capital One Financial Corporation (since November 2021).
72

Hartford Multifactor ETFs
Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES BY TRUSTEE
ANDREW A. JOHNSON (1962)	Trustee	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	76	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Trustee	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	76	None
LEMMA W. SENBET† (1946)	Trustee	Since 2017	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance in the Robert H. Smith School of Business at the University of Maryland, where he was chair of the Finance Department from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018.	76	None
DAVID SUNG (1953)	Trustee	Since 2016	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	76	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED TRUSTEE
JAMES E. DAVEY(5) (1964)	Trustee, President and Chief Executive Officer	Trustee since 2017; President and Chief Executive Officer since 2017	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Manager, Chairman of the Board, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.	76	None
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2016	Mr. Decker serves as Chief Compliance Officer and AML Compliance Officer of HASCO (since April 2015) and Vice President of HASCO (since April 2018). Mr. Decker serves as AML Officer of HFD (since May 2015). Mr. Decker also serves as Vice President of HFMG (since April 2018). Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015.	N/A	N/A
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of the Trust. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
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Hartford Multifactor ETFs
Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES BY TRUSTEE
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2016	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
VERNON J. MEYER (1964)	Vice President	Since 2016	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
DAVID A. NAAB (1985)	Vice President and Treasurer	Since March 15, 2021	Mr. Naab serves as Vice President and Treasurer of the Trust. Prior to joining HFMC in 2021, Mr. Naab served in various positions as an associate, senior associate, manager, senior manager, and director within the investment management, financial services, and asset & wealth management practice groups of PricewaterhouseCoopers, LLP from 2007 to 2020.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as Vice President (since February 2017) and Assistant Secretary (since June 2017) for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

†	Effective as of December 31, 2021, Messrs. Birdsong and Senbet will retire as Trustees. As a result, Mr. Birdsong retired as Chair of the Board effective November 4, 2021.
(1)	The address for each officer and Trustee is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Each Trustee holds an indefinite term until the Trustee's retirement, which must be no later than December 31 of the year in which the Trustee turns 75 years of age, or the Trustee's resignation, removal, or death prior to the Trustee's retirement. Each officer shall serve until his or her successor is elected and qualifies.
(3)	The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, and Hartford Funds Exchange-Traded Trust.
(4)	Effective November 4, 2021, Ms. Detrick was elected as Chair of the Board of Trustees.
(5)	“Interested person,” as defined in the 1940 Act, of the Trust because of the person’s affiliation with, or equity ownership of HFMC or affiliated companies.
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Hartford Multifactor ETFs

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 888-843-7824, (2) on the Funds’ website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
75

Hartford Multifactor ETFs
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Lattice Strategies Trust
Hartford Multifactor Developed Markets (ex-US) ETF
Hartford Multifactor Diversified International ETF
Hartford Multifactor Emerging Markets ETF
Hartford Multifactor Small Cap ETF
Hartford Multifactor US Equity ETF
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each registered investment company’s board of trustees, including a majority of those trustees who are not “interested persons” of the investment company, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the continuation of the investment company’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2021, the Board of Trustees (the “Board”) of Lattice Strategies Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve (i) the continuation of an investment advisory agreement (the “Investment Advisory Agreement”) by and between the Trust, on behalf of each of its series listed above (each a “Fund” and collectively, the “Funds”), and Lattice Strategies LLC (“Lattice Strategies”), a wholly owned subsidiary of Hartford Funds Management Company, LLC; and (ii) a separate investment sub-advisory agreement (the “Sub-advisory Agreement” and together with the Investment Advisory Agreement, the “Agreements”) between Lattice Strategies and the Funds’ sub-adviser, Mellon Investments Corporation (the “Sub-adviser,” and together with Lattice Strategies, the “Advisers”).
In the months preceding the August 3-4, 2021 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board and its committees at their meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Agreements that was presented at the Board’s meetings held on June 15-16, 2021 and August 3-4, 2021. Information provided to the Board and its committees at their meetings throughout the year included, among other things, reports on Fund performance, including tracking difference, legal, compliance and risk management matters, sales and marketing activity, secondary market trading premium and discount information, and the other services provided to each Fund by the Advisers and their affiliates. The members of the Board also considered the materials and presentations by Fund officers and representatives of Lattice Strategies received at the Board’s meetings on June 15-16, 2021 and August 3-4, 2021 concerning the Agreements and at the special meeting of the Board’s Investment Committee on May 18, 2021 concerning Fund performance and other investment-related matters.
The Independent Trustees, advised by independent legal counsel throughout the evaluation process, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual advisory fees and overall expense ratio compared to those of comparable investment companies with similar investment objectives. The Independent Trustees also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective advisory fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability methodologies used by Lattice Strategies in connection with the continuation of the Investment Advisory Agreement.
In determining whether to approve the continuation of the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements. Throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Trustees were also separately assisted by independent legal counsel throughout the evaluation process. In connection with their deliberations, the Independent Trustees met separately with independent legal counsel and the Consultant on June 11, 2021 and in executive session on several occasions to consider their responsibilities under relevant laws and regulations and to discuss the materials presented and other matters deemed relevant to their consideration of the approval of the continuation of the Agreements. As a result of the discussions that occurred during the June 11, 2021 and June 15-16, 2021 meetings, the Independent Directors presented Lattice Strategies with requests for additional information on certain topics. Lattice Strategies and its affiliates responded to these requests with written additional information in advance of the August 3-4, 2021 meeting. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.
Nature, Extent and Quality of Services Provided by the Advisers
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Hartford Multifactor ETFs
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the funds managed by Lattice Strategies and its affiliates (the “Hartford funds”). In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford funds. In this regard, the Board took into account Lattice Strategies’ and its affiliates’ communications with the Board in light of the coronavirus (“COVID-19”) pandemic.
The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures and compliance history and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the Funds’ liquidity risk management program, as well as the efforts of the Advisers to combat cybersecurity risks. The Board also considered investments by Lattice Strategies and its affiliates in business continuity planning designed to benefit the Funds, and the implementation of their business continuity plans due to the COVID-19 pandemic. The Board also noted Lattice Strategies’ and its affiliates’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic.
With respect to Lattice Strategies, the Board noted that, under the Investment Advisory Agreement, Lattice Strategies is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by Lattice Strategies that were not delegated to or assumed by the Sub-adviser, including the entrepreneurial and other risks assumed by Lattice Strategies in connection with sponsoring and providing ongoing services to each Fund. The Board considered that Lattice Strategies is responsible for the creation, maintenance and ongoing monitoring of each Fund’s custom proprietary benchmark index. The Board considered Lattice Strategies’ and its affiliates’ ongoing monitoring of people, process and performance, including their quarterly reviews of each of the Hartford funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford funds’ portfolio managers. The Board noted that Lattice Strategies and its affiliates have demonstrated a record of initiating changes to the portfolio management and/or investment strategies of the Hartford funds when warranted. The Board considered Lattice Strategies’ periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board considered Lattice Strategies’ oversight of the securities lending program for the Funds that engage in securities lending and noted the income earned by the Funds that participate in such program. The Board also considered Lattice Strategies’ day-to-day oversight of each Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Lattice Strategies’ oversight in this regard.
In addition, the Board considered Lattice Strategies’ and its affiliates’ ongoing commitment to review and rationalize the Hartford funds product line-up. The Board also considered the expenses that Lattice Strategies and its affiliates had incurred, as well as the risks Lattice Strategies and its affiliates had assumed, in connection with the launch of new funds and changes to existing Hartford funds in recent years. The Board considered that Lattice Strategies or its affiliates are responsible for providing the Funds’ officers.
With respect to the Sub-adviser, which is responsible for the daily investment of the assets of each Fund, subject to oversight by Lattice Strategies, among the other services set forth in the Sub-advisory Agreement, the Board considered, among other things, the Sub-adviser’s investment personnel, investment process, investment research capabilities and resources, performance record, process used for monitoring factors that drive tracking difference, trade execution capabilities and experience. The Board considered the experience of each Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board also considered the Sub-adviser’s succession planning practices to ensure continuity of portfolio management services provided to the Funds.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by Lattice Strategies and the Sub-adviser.
Performance of each Fund and the Advisers
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Hartford Multifactor ETFs
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated Lattice Strategies’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, including information comparing each Fund’s investment performance to the performance of its custom proprietary benchmark index. For details regarding each Fund’s performance, see the Fund-by-Fund synopsis below.
The Board considered the detailed investment analytics reports provided by Lattice Strategies throughout the year, including in connection with the approval of the continuation of the Agreements. These reports include, among other things, information on each Fund’s gross returns and net returns, each Fund’s gross and net tracking difference as it relates to tracking the performance of its custom proprietary benchmark index, various statistics concerning the Fund’s portfolio, a narrative summary of various factors affecting Fund performance, and commentary on the effect of current and recent market conditions. In reviewing the tracking difference reports, the Board considered Lattice Strategies’ assessment of each Fund’s tracking difference, including information comparing each Fund’s tracking difference to both a general tracking difference range established for the Fund and the tracking difference for an appropriate group of peer funds over various periods, Lattice Strategies’ views regarding the appropriateness of the general tracking difference ranges and explanations of the factors contributing to any tracking difference. The Board noted the factors driving tracking difference for each Fund that are outside the control of the Advisers. For details regarding each Fund’s tracking difference, see the Fund-by-Fund synopsis below. The Board considered the Advisers’ work with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the continuation of the Agreements. The Board considered that the Investment Committee, in its evaluation of investment performance at meetings throughout the year, focused particular attention on information indicating less favorable performance of certain Hartford funds for specific time periods and discussed with the Advisers the reasons for such performance. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record and tracking difference.
While the Board primarily evaluated each Fund’s performance by reviewing the Fund’s tracking difference relative to its custom proprietary benchmark index, the Board also considered Lattice Strategies’ assessment of the quality of each Fund’s custom proprietary benchmark index and whether each such index was continuing to function as intended. The Board reviewed the performance of certain Funds and their custom proprietary benchmark indexes relative to unaffiliated broad-based securities market indexes and found such comparisons to be useful in evaluating the performance of such Funds and their custom proprietary benchmark indexes. The Board considered that Lattice Strategies believes that each Fund’s custom proprietary benchmark index was continuing to function as intended.
In light of all the considerations noted above, the Board concluded that it had continued confidence in Lattice Strategies’ and the Sub-adviser’s overall capabilities to manage the Funds.
Costs of the Services and Profitability of the Advisers
The Board reviewed information regarding Lattice Strategies’ cost to provide investment management and related services to each Fund and Lattice Strategies’ profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from Lattice Strategies and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length and that the sub-advisory fees are paid by Lattice Strategies and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-advisory Agreement.
The Board considered the Consultant’s review of the methodologies and estimates used by Lattice Strategies in calculating profitability in connection with the continuation of the Investment Advisory Agreement, including a description of the methodology used to allocate certain expenses. The Board noted the Consultant’s view that Lattice Strategies’ process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. The Board noted that the Consultant had previously performed a full review of this process and reported that such process is reasonable, sound and consistent with common industry practice.
Based on these considerations, the Board concluded that the profits realized by the Advisers from their relationships with the Funds were not excessive.
Comparison of Fees and Services Provided by the Advisers
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Hartford Multifactor ETFs
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the comparative information that had been provided at meetings on June 15-16, 2021 and August 3-4, 2021 with respect to the services rendered to and the management fees to be paid by each Fund to Lattice Strategies and the total expense ratio of the Fund. The Board considered that Lattice Strategies would pay all expenses of the Trust, except for (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses; (iv) any distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (v) the advisory fee payable to Lattice Strategies. The Board also considered comparative information with respect to the sub-advisory fees to be paid by Lattice Strategies to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from Lattice Strategies and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule, and total operating expenses for each Fund. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge (“Peer Group”). The Board considered such information from Broadridge in consultation with the Consultant. For details regarding each Fund’s expenses, see the Fund-by-Fund synopsis below.
The Board considered the methodology used by Broadridge to select the applicable Peer Groups. While the Board recognized that comparisons between a Fund and its Peer Group may be imprecise given, among other differences, the different service levels and characteristics of the investment companies and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and views of the Consultant relating to each Fund’s fees and total operating expenses and the Peer Groups.
Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided.
Economies of Scale
The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board also considered that any economies of scale in respect of the management of a Fund would benefit Lattice Strategies due to the unitary fee structure of the Fund, but that the unitary fee protects shareholders from a rise in operating costs and/or a decline in Fund assets and is a transparent means of informing the Fund’s shareholders of the fees associated with the Fund. The Board considered that each Fund could share in the benefits from economies of scale as assets in the Fund grow. The Board noted that each Fund’s management fee does not contain breakpoints. However, the Board considered that Lattice Strategies shares anticipated or potential economies of scale with shareholders in a variety of ways, including through initially setting competitive fee rates and pricing each Fund to scale at inception, as well as additional investments in Lattice Strategies’ business and the provision of improved or additional infrastructure and services to the Funds and their shareholders. The Board also noted that, for each of the Hartford Multifactor Small Cap ETF and Hartford Multifactor Emerging Markets ETF, the Fund’s current low asset levels means that the Fund has achieved limited, if any, economies of scale.
The Board also considered how any benefits from economies of scale would be realized by the various parties. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders. The Board noted, however, that it would review any future growth in each Fund’s assets and the appropriateness of any potential future management fee breakpoints as part of its future annual review of the Agreements.
Other Benefits
The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.
Fund-by-Fund Factors
Solely for purposes of the Fund-by-Fund discussion below, the Board noted that Fund performance is referred to as “in line with” a Fund’s custom proprietary benchmark index where the Fund’s net tracking difference relative to its custom proprietary benchmark index was within a range previously established by the Board as of March 31, 2021.
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Hartford Multifactor ETFs
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Hartford Multifactor Developed Markets (ex-US) ETF
•	The Board considered that the Fund’s performance was in line with its custom proprietary benchmark index for the 1-, 3-, and 5-year periods, noting that the Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of its custom proprietary Benchmark index. The Board noted recent and upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund's contractual management fee was in the 1st quintile of its Peer Group, while its actual management fee and total expenses were in the 2nd quintile of its Peer Group.
Hartford Multifactor Diversified International ETF
•	The Board considered that the Fund’s performance exceeded its tracking difference threshold for the 1-year period and was in line with its custom proprietary benchmark index for the 3-year period, noting that the Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of its custom proprietary benchmark index. The Board noted recent and upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses were in the 2nd quintile of its Peer Group.
Hartford Multifactor Emerging Markets ETF
•	The Board noted that the Fund’s performance exceeded its tracking difference threshold for the 1-year period and was in line with its custom proprietary benchmark index for the 3- and 5-year periods, noting that the Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of its custom proprietary benchmark index. The Board noted recent and upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its Peer Group, while its total expenses were in the 1st quintile of its Peer Group.
Hartford Multifactor Small Cap ETF
•	The Board considered that the Fund’s performance exceeded its tracking difference threshold for the 1-year period and was in line with its custom proprietary benchmark index for the 3- and 5-year periods, noting that the Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of its custom proprietary benchmark index. The Board noted recent and upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee and total expenses were in the 2nd quintile of its Peer Group, while its actual management fee was in the 3rd quintile of its Peer Group.
Hartford Multifactor US Equity ETF
•	The Board considered that the Fund’s performance exceeded its tracking difference threshold for the 1-year period and was in line with its custom proprietary benchmark index for the 3- and 5-year periods, noting that the Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of its custom proprietary benchmark index. The Board noted recent and upcoming changes to the Fund’s portfolio management team.
•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its Peer Group, while its actual management fee and total expenses were in the 2nd quintile of its Peer Group.
* * * *
Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the continuation of the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.
80

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
CUSTOMER PRIVACY NOTICE
The Hartford Financial Services Group, Inc. and Affiliates*
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
a)	management;
b)	use; and
c)	protection;
of Personal Information.
This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
a)	service your Transactions with us; and
b)	support our business functions.
We may obtain Personal Information from:
a)	You;
b)	your Transactions with us; and
c)	third parties such as a consumer-reporting agency.
Based on the type of product or service You apply for or get from us, Personal Information such as:
a)	your name;
b)	your address;
c)	your income;
d)	your payment; or
e)	your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.
To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
a)	our insurance companies;
b)	our employee agents;
c)	our brokerage firms; and
d)	our administrators.
As allowed by law, we may share Personal Financial Information with our affiliates to:
a)	market our products; or
b)	market our services;
to You without providing You with an option to prevent these disclosures.
We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
a)	independent agents;
b)	brokerage firms;
c)	insurance companies;
d)	administrators; and
e)	service providers;
who help us serve You and service our business.
When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a)	taking surveys;
b)	marketing our products or services; or
c)	offering financial products or services under a joint agreement between us and one or more financial institutions.
We, and third parties we partner with, may track some of the pages You visit through the use of:
a)	cookies;
b)	pixel tagging; or
c)	other technologies;
and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.
For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.
We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
a)	“opt-out;” or
b)	“opt-in;”
as required by law.
We only disclose Personal Health Information with:
a)	your authorization; or
b)	as otherwise allowed or required by law.
Our employees have access to Personal Information in the course of doing their jobs, such as:
a)	underwriting policies;
b)	paying claims;
c)	developing new products; or
d)	advising customers of our products and services.

We use manual and electronic security procedures to maintain:
a)	the confidentiality; and
b)	the integrity of;
Personal Information that we have. We use these procedures to guard against unauthorized access.
Some techniques we use to protect Personal Information include:
a)	secured files;
b)	user authentication;
c)	encryption;
d)	firewall technology; and
e)	the use of detection software.
We are responsible for and must:
a)	identify information to be protected;
b)	provide an adequate level of protection for that data; and
c)	grant access to protected data only to those people who must use it in the performance of their job-related duties.
Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.
We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.
As used in this Privacy Notice:
Application means your request for our product or service.
Personal Financial Information means financial information such as:
a)	credit history;
b)	income;
c)	financial benefits; or
d)	policy or claim information.
Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
a)	your medical records; or
b)	information about your illness, disability or injury.
Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a)	Personal Financial Information; and
b)	Personal Health Information.
Transaction means your business dealings with us, such as:
a)	your Application;
b)	your request for us to pay a claim; and
c)	your request for us to take an action on your account.
You means an individual who has given us Personal Information in conjunction with:
a)	asking about;
b)	applying for; or
c)	obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: T 04.180, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2021), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Assurances Continentales Continentale Verzekeringen N.V; Bracht, Deckers & Mackelbert N.V.; Business Management Group, Inc.; Canal Re S.A.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (Europe) N.V.; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New BDM NV; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2021

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This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
Exchange-traded products are distributed by ALPS Distributors, Inc. (ALPS). Advisory services are provided by Lattice Strategies, LLC (Lattice) and Mellon Investments Corporation. Hartford Funds refers to Hartford Funds Distributors, LLC, Member FINRA, Hartford Funds Management Company, LLC, and Lattice, which are not affiliated with ALPS.
ETFAR-MLT21    11/21     225371    LAT002157    Printed in the U.S.A.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent trustee.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$99,840 for the fiscal year ended September 30, 2021; $80,000 for the fiscal year ended September 30, 2020.

(b)

Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$0 for the fiscal year ended September 30, 2021; $0 for the fiscal year ended September 30, 2020.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$94,960 for the fiscal year ended September 30, 2021; $88,562 for the fiscal year ended September 30, 2020. Tax-related services are principally in connection with, but not limited to, general tax compliance services, and excise tax review.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$464 for the fiscal year ended September 30, 2021; $0 for the fiscal year ended September 30, 2020.

(e)	Pre-Approval Policies and Procedures

(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the Registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the Registrant may be pre-approved. The following summarizes the pre-approval requirements under the Policy.

a.	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.
b.

The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

c.

The Audit Committee, from time to time, may designate one or more of its members who are Independent Trustees (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

d.

The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended September 30, 2021, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Non-Audit fees: $95,424 for the fiscal year ended September 30, 2021; $88,562 for the fiscal year ended September 30, 2020.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has an audit committee that was established by the Board of Trustees of the Registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s Audit Committee are Hilary E. Ackermann, Lynn S. Birdsong, Derrick D. Cephas, Paul L. Rosenberg and David Sung.

(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.
(a)(2)	Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LATTICE STRATEGIES TRUST

Date: December 2, 2021	By:	/s/ James E. Davey
James E. Davey
President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 2, 2021	By:	/s/ James E. Davey
James E. Davey
President and
Chief Executive Officer

Date: December 2, 2021	By:	/s/ David A. Naab
David A. Naab
Treasurer
(Principal Financial Officer and Principal Accounting Officer)